UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Trust Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2006 to December 31, 2006

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■  INTERNATIONAL FOCUS PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O.Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — International Focus Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

  January 17, 2007

Dear Shareholder:

For the 12 months ended December 31, 2006, Credit Suisse Trust — International Focus Portfolio1 (the "Portfolio") had a gain of 18.65%, versus an increase of 27.16% for the Morgan Stanley Capital International All Country World Ex-USA Index2 ("MSCI World") and 26.34% for the Morgan Stanley Capital International EAFE Index3 ("MSCI EAFE").

Market Review: Strong International Performance Driven by Mergers and Acquisitions

For the 12 months ended December 31, 2006, international equity markets performed strongly as economic growth, corporate profitability and valuation levels remained favorable. There was a fairly heavy sell-off in the markets in May, particularly in areas perceived as "high risk" (especially emerging markets). However, the markets regained their losses and finished the year strongly.

Merger and acquisition activity together with private equity investments were primary drivers of return for the period. As a result, small- and mid-capitalization stocks performed particularly well, while "mega-caps" (those companies deemed too large to be taken over or to be taken private) lagged the market. The price of oil rose strongly in the first half of the year, fueling fears of inflation and subsequent interest rate increases from central banks. However, the price of oil fell from $78 per barrel in August to $59 per barrel in October, helping to alleviate those fears.

Additionally, the housing market in the United States weakened substantially, driving concerns of a coming recession (as heavily-indebted consumers' perception of their wealth fell). Growth did indeed slow in the United States, leading to speculation about potential negative effects on global economic growth. However, this was more likely due to the increasingly tight monetary policy implemented by the Federal Reserve. Finally, the weakened U.S. Dollar enhanced returns for dollar-based investors during the year.

Strategic Review and Outlook: Market Valuations Still Reasonable

For the year ended December 31, 2006, the Portfolio returned 18.65% as compared to 27.16% for the MSCI All Country World Ex-USA Index and 26.34% for the MSCI EAFE Index. We have shifted the Portfolio, as stock and sector valuations have converged over the past 18 months, closer to neutral positions in a number of sectors where we previously held relatively strong views. The Portfolio is now slightly underweight industrials — compared to the virtual double-weight maintained through the majority of 2005. Conversely, we have moved from underweight to overweight in pharmaceuticals and have reduced our overweight energy position back to neutral.

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Credit Suisse Trust — International Focus Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Geographically, the changes have been less pronounced. After a very strong showing in 2005, we reduced our weighting in Japan at the beginning of 2006. Our emerging markets position fluctuated early in the year as we capitalized on attractive entry and exit points caused by market volatility. Additionally, our overall European weighting has nudged up slightly.

Going forward, although we currently view mega-caps as undervalued, we believe their value may not be realized in the short-term if small- and mid-cap companies continue to be targets for potential industrial and private equity acquirers. Additionally, we expect commodity prices will be volatile for the year, as the extent of price moves in these markets — due to industrial demand from India and China — has attracted many speculative investors. We believe, however, that there is little sign of either Chinese or Indian demand abating. Overall, we view the level of market valuation as reasonable, although international equity markets are not as cheap as they were a number of years ago. Therefore, for 2007, we will search for companies that can maintain earnings growth even in a slowing economic environment.

The Credit Suisse International Equity Team is responsible for the day-to-day management of the Portfolio. The current team members are Neil Gregson and Tom Mann. Mr. Gregson and Mr. Mann are co-lead portfolio managers of the Portfolio, sharing equally in the day-to-day responsibilities of portfolio management, including stock research and selection, portfolio construction, and risk management. Please see the prospectus for more information.

The Credit Suisse International Equity Team

Neil Gregson

Tom Mann

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. The Portfolio's fifteen largest holdings may account for 40% or more of the Portfolio's assets. As a result of this strategy, the Portfolio may be subject to greater volatility than a portfolio that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

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Credit Suisse Trust — International Focus Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the Credit Suisse Trust — International Focus Portfolio1, Morgan Stanley Capital International All Country World Ex-USA Index2 and the Morgan Stanley Capital International EAFE Index3 for Ten Years.

3

Credit Suisse Trust — International Focus Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Average Annual Returns as of December 31, 2006[1]
1 Year	5 Years	10 Years	Since Inception[4]
18.65%	11.25%	4.49%	5.39%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International All Country World Ex-USA Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the global developed and emerging markets, excluding the U.S. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index

3  Effective February 28, 2006, the Portfolio compares its performance to the Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East), a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index. The Portfolio changed its benchmark for serveral reasons, including (1)MSCI EAFE remains the more widely recognized and utilized international equity benchmark among U.S. institutional investors and (2) MSCI EAFE more accurately reflects the Portfolio's limited exposure to emerging markets.

4  Inception date: 6/30/95.

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Credit Suisse Trust — International Focus Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

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Credit Suisse Trust — International Focus Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,115.10
Expenses Paid per $1,000*	$6.93
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,018.65
Expenses Paid per $1,000*	$6.61
Annualized Expense Ratios*	1.30%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most   recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

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Credit Suisse Trust — International Focus Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

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Credit Suisse Trust — International Focus Portfolio

Schedule of Investments

December 31, 2006

	Number of Shares	Value
COMMON STOCKS (97.7%)
Brazil (1.0%)
Oil & Gas (1.0%)
Petroleo Brasileiro SA - Petrobras ADR	9,800	$909,048
TOTAL BRAZIL		909,048
Denmark (1.1%)
Pharmaceuticals (1.1%)
Novo Nordisk AS Series B*	12,156	1,011,490
TOTAL DENMARK		1,011,490
Europe (0.5%)
Diversified Financials (0.5%)
KKR Private Equity Investors LP	19,900	454,715
TOTAL EUROPE		454,715
France (16.5%)
Banks (4.3%)
BNP Paribas§	13,178	1,432,097
Societe Generale§	15,804	2,670,740
		4,102,837
Beverages (2.2%)
Pernod Ricard SA§	9,305	2,130,987
Insurance (3.1%)
Axa§	72,169	2,906,158
Media (1.8%)
Lagardere S.C.A.§	21,362	1,713,758
Oil & Gas (1.4%)
Total SA§	18,119	1,302,418
Pharmaceuticals (1.1%)
Sanofi-Aventis§	10,881	1,002,176
Textiles & Apparel (2.6%)
LVMH Moet Hennessy Louis Vuitton SA§	23,533	2,472,939
TOTAL FRANCE		15,631,273
Germany (7.9%)
Auto Components (1.8%)
Continental AG	14,479	1,675,579
Banks (1.0%)
Bayerische Hypo-und Vereinsbank AG§	21,261	922,907
Electric Utilities (1.8%)
E.ON AG	12,845	1,732,812
Multi-Utilities (1.9%)
RWE AG	16,789	1,839,297
Software (1.4%)
SAP AG	24,828	1,315,298
TOTAL GERMANY		7,485,893

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Greece (2.1%)
Diversified Telecommunication Services (2.1%)
Hellenic Telecommunications Organization SA (OTE)*	67,486	$2,016,847
TOTAL GREECE		2,016,847
India (1.7%)
Diversified Telecommunication Services (1.7%)
Bharti Airtel, Ltd.*	113,978	1,620,568
TOTAL INDIA		1,620,568
Israel (1.2%)
Pharmaceuticals (1.2%)
Teva Pharmaceutical Industries, Ltd. ADR§	36,700	1,140,636
TOTAL ISRAEL		1,140,636
Italy (3.9%)
Banks (2.7%)
SanPaolo IMI SpA	87,056	2,018,136
UniCredito Italiano SpA§	60,447	527,853
		2,545,989
Oil & Gas (1.2%)
Eni SpA	33,404	1,122,361
TOTAL ITALY		3,668,350
Japan (20.0%)
Auto Components (1.2%)
Bridgestone Corp.§	52,000	1,158,980
Banks (3.3%)
Mitsubishi UFJ Financial Group, Inc.	94	1,164,677
Mizuho Financial Group, Inc.	275	1,959,096
		3,123,773
Chemicals (4.4%)
Kuraray Company, Ltd.	104,000	1,225,166
Shin-Etsu Chemical Company, Ltd.	44,000	2,933,360
		4,158,526
Diversified Financials (1.7%)
Daiwa Securities Group, Inc.	148,000	1,654,359
Electronic Equipment & Instruments (1.7%)
Omron Corp.	55,500	1,568,210
Household Products (1.6%)
Uni-Charm Corp.§	25,700	1,524,320
Machinery (1.9%)
Komatsu, Ltd.§	88,000	1,778,865
Specialty Retail (1.8%)
Yamada Denki Company, Ltd.§	20,280	1,719,226

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Trading Companies & Distributors (2.4%)
Mitsubishi Corp.	121,200	$2,274,329
TOTAL JAPAN		18,960,588
Luxembourg (1.5%)
Energy Equipment & Services (1.5%)
Acergy SA*§	72,800	1,390,848
TOTAL LUXEMBOURG		1,390,848
Mexico (1.7%)
Wireless Telecommunication Services (1.7%)
America Movil SA de CV ADR Series L	36,500	1,650,530
TOTAL MEXICO		1,650,530
Netherlands (5.2%)
Banks (1.8%)
ABN AMRO Holding NV	54,104	1,732,666
Food Products (2.2%)
Royal Numico NV	38,624	2,071,922
Oil & Gas (1.2%)
Royal Dutch Shell PLC Class A§	32,700	1,139,682
TOTAL NETHERLANDS		4,944,270
Norway (1.6%)
Banks (1.6%)
DNB NOR ASA	107,500	1,523,286
TOTAL NORWAY		1,523,286
Singapore (1.8%)
Banks (1.8%)
United Overseas Bank, Ltd.	135,847	1,712,799
TOTAL SINGAPORE		1,712,799
South Korea (1.7%)
Machinery (1.7%)
Samsung Heavy Industries Company, Ltd.§	68,210	1,630,107
TOTAL SOUTH KOREA		1,630,107
Spain (0.9%)
Tobacco (0.9%)
Altadis SA	15,860	827,704
TOTAL SPAIN		827,704
Sweden (1.6%)
Communications Equipment (1.6%)
Telefonaktiebolaget LM Ericsson	389,800	1,568,124
TOTAL SWEDEN		1,568,124

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Switzerland (4.9%)
Banks (3.1%)
Julius Baer Holding, Ltd.	10,607	$1,161,019
UBS AG	29,789	1,799,512
		2,960,531
Pharmaceuticals (1.8%)
Novartis AG	29,368	1,684,040
TOTAL SWITZERLAND		4,644,571
Taiwan (1.1%)
Diversified Telecommunication Services (1.1%)
Chunghwa Telecom Co., Ltd. ADR	55,587	1,096,732
TOTAL TAIWAN		1,096,732
United Kingdom (19.8%)
Aerospace & Defense (1.5%)
BAE Systems PLC	174,700	1,451,763
Banks (5.2%)
Barclays PLC	83,960	1,198,270
HSBC Holdings PLC§	116,400	2,129,167
Royal Bank of Scotland Group PLC	42,152	1,639,781
		4,967,218
Beverages (1.7%)
SABMiller PLC	70,722	1,623,167
Commercial Services & Supplies (0.6%)
Hays PLC	167,989	522,211
Metals & Mining (3.0%)
BHP Billiton PLC	84,581	1,548,270
Vedanta Resources PLC	53,326	1,269,561
		2,817,831
Oil & Gas (2.1%)
BP PLC	177,433	1,977,729
Pharmaceuticals (2.9%)
AstraZeneca PLC	18,103	969,753
GlaxoSmithKline PLC	67,908	1,786,634
		2,756,387
Tobacco (1.5%)
Imperial Tobacco Group PLC	35,843	1,410,122
Wireless Telecommunication Services (1.3%)
Vodafone Group PLC	454,464	1,254,545
TOTAL UNITED KINGDOM		18,780,973
TOTAL COMMON STOCKS (Cost $63,503,907)		92,669,352

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
SHORT-TERM INVESTMENTS (23.5%)
State Street Navigator Prime Portfolio§§	21,148,678	$21,148,678
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 1/02/07	$1,121	1,121,000
TOTAL SHORT-TERM INVESTMENTS (Cost $22,269,678)		22,269,678
TOTAL INVESTMENTS AT VALUE (121.2%) (Cost $85,773,585)		114,939,030
LIABILITIES IN EXCESS OF OTHER ASSETS (-21.2%)		(20,132,978)
NET ASSETS (100.0%)		$94,806,052

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value, including collateral for securities on loan of $21,148,678 (Cost $85,773,585) (Note 2)	$114,939,030[1]
Cash	454
Foreign currency at value (Cost $200,383)	201,303
Receivable for investments sold	948,142
Dividend and interest receivable	98,688
Receivable for portfolio shares sold	483
Prepaid expenses and other assets	5,443
Total Assets	116,193,543
Liabilities
Advisory fee payable (Note 3)	76,677
Administrative services fee payable (Note 3)	14,780
Payable upon return of securities loaned (Note 2)	21,148,678
Deferred foreign tax liability (Note 2)	67,413
Other accrued expenses payable	79,943
Total Liabilities	21,387,491
Net Assets
Capital stock, $0.001 par value (Note 6)	6,898
Paid-in capital (Note 6)	169,225,866
Undistributed net investment income	969,893
Accumulated net realized loss on investments and foreign currency transactions	(104,495,905)
Net unrealized appreciation from investments and foreign currency translations	29,099,300
Net Assets	$94,806,052
Shares outstanding	6,897,854
Net asset value, offering price, and redemption price per share	$13.74

1  Including $20,164,130 of securities on loan.

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Statement of Operations

For the Year Ended December 31, 2006

Investment Income (Note 2)
Dividends	$2,289,782
Interest	112,426
Securities lending	78,179
Foreign taxes withheld	(214,272)
Total investment income	2,266,115
Expenses
Investment advisory fees (Note 3)	945,880
Administrative services fees (Note 3)	149,860
Custodian fees	56,694
Printing fees (Note 3)	51,969
Audit and tax fees	28,081
Legal fees	21,220
Insurance expense	7,903
Trustees' fees	2,994
Transfer agent fees	2,763
Commitment fees (Note 4)	2,502
Miscellaneous expense	14,189
Total expenses	1,284,055
Less: fees waived (Note 3)	(39,638)
Net expenses	1,244,417
Net investment income	1,021,698
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	8,487,394
Net realized loss on foreign currency transactions	(30,738)
Net change in unrealized appreciation (depreciation) from investments	6,423,162
Net change in unrealized appreciation (depreciation) from foreign currency translations	(84,927)
Net realized and unrealized gain from investments and foreign currency related items	14,794,891
Net increase in net assets resulting from operations	$15,816,589

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment income	$1,021,698	$1,003,775
Net realized gain on investments and foreign currency transactions	8,456,656	7,607,797
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	6,338,235	5,104,851
Net increase in net assets resulting from operations	15,816,589	13,716,423
From Dividends
Dividends from net investment income	(967,042)	(739,766)
Net decrease in net assets resulting from dividends	(967,042)	(739,766)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	13,572,464	15,423,150
Reinvestment of dividends	967,042	739,766
Net asset value of shares redeemed	(26,794,834)	(24,228,669)
Net decrease in net assets from capital share transactions	(12,255,328)	(8,065,753)
Net increase in net assets	2,594,219	4,910,904
Net Assets
Beginning of year	92,211,833	87,300,929
End of year	$94,806,052	$92,211,833
Undistributed net investment income	$969,893	$945,976

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$11.70	$10.04	$8.85	$6.68	$8.34
INVESTMENT OPERATIONS
Net investment income	0.15	0.14	0.11	0.09	0.06
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.02	1.62	1.17	2.12	(1.72)
Total from investment operations	2.17	1.76	1.28	2.21	(1.66)
LESS DIVIDENDS
Dividends from net investment income	(0.13)	(0.10)	(0.09)	(0.04)	—
Net asset value, end of year	$13.74	$11.70	$10.04	$8.85	$6.68
Total return[1]	18.65%	17.56%	14.63%	33.09%	(19.90)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$94,806	$92,212	$87,301	$90,970	$86,387
Ratio of expenses to average net assets	1.32%	1.42%	1.37%	1.41%	1.42%
Ratio of net investment income to average net assets	1.08%	1.17%	0.98%	1.01%	0.61%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.04%	—	—	—	—
Portfolio turnover rate	37%	47%	90%	131%	134%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the year shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — International Focus Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the International Focus Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

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Credit Suisse Trust — International Focus Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

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Credit Suisse Trust — International Focus Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2006, the Portfolio had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2006, total earnings from the

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Credit Suisse Trust — International Focus Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

Portfolio's investment in cash collateral received in connection with securities lending arrangements was $839,719, of which $753,522 was rebated to borrowers (brokers). The Portfolio retained $78,179 in income from the cash collateral investment, and SSB, as lending agent, was paid $8,018. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. Effective March 1, 2006 to February 28, 2007, Credit Suisse agreed to voluntarily waive part of its investment advisory fee from 1.00% to 0.95%. For the year ended December 31, 2006, investment advisory fees earned and voluntarily waived were $945,880 and $39,638, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at anytime.

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Credit Suisse Trust — International Focus Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisors"). Credit Suisse U.K.'s and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $93,781.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $56,079.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $3,003 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At

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Credit Suisse Trust — International Focus Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 4. Line of Credit

December 31, 2006, and during the year ended December 31, 2006, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $33,625,040 and $42,707,597, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Shares sold	1,061,928	1,446,359
Shares issued in reinvestment of dividends	76,205	67,559
Shares redeemed	(2,120,998)	(2,324,558)
Net decrease	(982,865)	(810,640)

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	89%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of dividends paid during the years ended December 31, 2006, and 2005, respectively, for the Portfolio were as follows:

Ordinary Income
2006	2005
$967,042	$739,766

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Credit Suisse Trust — International Focus Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales.

At December 31, 2006, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$969,893
Accumulated net realized loss	(104,402,779)
Unrealized appreciation	29,006,174
$(74,426,712)

At December 31, 2006, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2009	2010	2011
$63,905,984	$37,413,453	$3,083,342

During the tax year ended December 31, 2006, the Portfolio utilized $8,468,148 of the capital loss carryforwards.

It is uncertain that the Portfolio will realize the full benefit of these losses prior to expiration.

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $85,866,711, $29,966,551, $(894,232) and $29,072,319, respectively.

At December 31, 2006, the Portfolio reclassified $30,739 from undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent

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Credit Suisse Trust — International Focus Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 8. Contingencies

on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

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Credit Suisse Trust — International Focus Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — International Focus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Focus Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

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Credit Suisse Trust — International Focus Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 14-15, 2006, considered the following factors with respect to the International Focus Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.00% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 0.96% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that a voluntary fee waiver of five basis points that commenced in March 2006 would remain in effect until February 28, 2007. The Board noted that the compensation paid to Credit Suisse U.K. and Credit Suisse Australia (collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their

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Credit Suisse Trust — International Focus Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

expertise in managing the types of global investments that the Portfolio utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse's United Kingdom and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. and Credit Suisse Australia expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Portfolio to obtain the best price and execution on trades in international markets.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration

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Credit Suisse Trust — International Focus Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationships with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Advisers' method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•  Both the Contractual Advisory Fee of 1.00% and the Net Advisory Fee of 0.96% were higher than the median of the Portfolio's Expense Group. The Board considered the fee to be reasonable taking the fee waiver and the relatively small size of the Portfolio into account.

•  The Portfolio's performance was below most of its peers in its Performance Group and Performance Universe for most periods. The Board had previously identified the need to address the Portfolio's performance, and noted that Credit Suisse had taken steps in response to performance issues raised by the Board, including a one-year voluntary fee reduction of five basis points beginning in March 2006 and continuing into 2007. The Board would continue to monitor steps undertaken by Credit Suisse to improve performance.

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Credit Suisse Trust — International Focus Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Net Advisory Fees, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

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Credit Suisse Trust — International Focus Portfolio

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since 1999	Currently retired	31	None

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

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Credit Suisse Trust — International Focus Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

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Credit Suisse Trust — International Focus Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

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Credit Suisse Trust — International Focus Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

33

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRINT-AR-1206

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■  BLUE CHIP PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Blue Chip Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

  January 23, 2006

Dear Shareholder:

For the 12 months ended December 31, 2006, Credit Suisse Trust — Blue Chip Portfolio (the "Portfolio")1 had a gain of 15.79%, versus an increase of 15.79% for the Standard & Poor's 500 Index (the "S&P 500").2

Market Review: Strong Growth Follows Reduced Oil Prices and Strong Corporate Earnings

For the 12-month period, global markets became more optimistic about risk. This was due to an abundance of liquidity in the financial system. Overall market volatility peaked in the spring, but ended the year roughly where it began, well below its 17-year historic average. Global equities, bonds, commodities, and real estate also rallied as a result of a more benign inflation outlook following a pause in interest rate hikes by the U.S. Federal Reserve in August, leaving the Fed Funds rate at 5.25%. Consequently, equity markets around the globe rebounded with the U.S. equity market, as measured by the S&P 500, gaining 15.79% for the year, while the S&P 600, a measure of small capitalization stocks, rose 15.12%.

Equity markets experienced a correction in late spring as short-lived worries about inflation grew and investor appetite for risk decreased temporarily. While concerns about the housing market still exist, reduced geopolitical risks, more bearable oil prices, and a robust corporate sector fueled strong growth in U.S. equity markets in the second half of 2006. On the macroeconomic front, real (inflation-adjusted) Gross Domestic Product (GDP) in the United States slowed in the third quarter as a result of still-subdued consumer spending and signs of a manufacturing slowdown combined with the increased drag from the deflation of the housing bubble. However, consumer confidence and home sales both rebounded in the fourth quarter.

Telecommunications services and energy stocks were the best performers in the S&P 500, posting returns of 32.1% and 22.2%, respectively, for the year. Healthcare and information technology were the greatest laggards, with returns of 5.8% and 7.7%, respectively.

Strategic Review and Outlook: Expecting Positives to Outweigh Negatives for 2007

For the year ended December 31, 2006, the Portfolio returned 15.79% versus 15.79% for the S&P 500.

While we believe the U.S. housing market is unlikely to rebound sharply, there is evidence that the market is stabilizing and that the potential spillover effect to

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Credit Suisse Trust — Blue Chip Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

the general economy will be limited. Other indicators seem reasonably robust pointing to minimal risk of the U.S. economy slipping into recession in 2007. Inflation and short-term interest rates should remain greatly important as the Fed attempts to navigate its way to a "soft landing" for the U.S. economy. This is where the economy is weak enough to hold inflation in check but strong enough to keep employment and profits on a moderate growth path. Although inflation generally trended down in 2006, threats from the overall rate of economic expansion and the tightening labor market remain. The yield on the 10-year Treasury note fell through most of the latter half of the year to well below 5%. However, bond market participants now believe the Fed has finished tightening, with only a minor risk of future Fed easing.

While U.S. equity markets look a little stretched technically, we believe that positives should outweigh negatives in 2007 as long as geopolitical risks remain mitigated, oil prices stay off their August 2006 highs, corporate earnings growth remains robust, and the labor market remains accommodative. We anticipate, therefore, a good year for equity investors.

The Credit Suisse Quantitative Strategies Group

Joseph Cherian

William Weng

Todd Jablonski

The value of investments generally will fluctuate in response to market movements.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

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Credit Suisse Trust — Blue Chip Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Blue Chip Portfolio1 and the
S&P 500 Index2, 3 from Inception (11/30/01).

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Credit Suisse Trust — Blue Chip Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Average Annual Returns as of December 31, 20061

1 Year	5 Years	Since Inception
15.79%	4.14%	4.11%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued any time.

2  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of the McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.

3  Performance for the benchmark is not available for the period beginning November 30, 2001 (commencement of operations). For that reason, performance is shown for the period beginning December 1, 2001.

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Credit Suisse Trust — Blue Chip Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

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Credit Suisse Trust — Blue Chip Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,128.60
Expenses Paid per $1,000*	$5.10
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,020.42
Expenses Paid per $1,000*	$4.84
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

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Credit Suisse Trust — Blue Chip Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments and may vary over time.

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Credit Suisse Trust — Blue Chip Portfolio

Schedule of Investments

December 31, 2006

	Number of Shares	Value
COMMON STOCKS (97.8%)
Aerospace & Defense (3.1%)
Boeing Co.	800	$71,072
L-3 Communications Holdings, Inc.	300	24,534
Lockheed Martin Corp.	900	82,863
Northrop Grumman Corp.	1,100	74,470
Raytheon Co.	1,500	79,200
		332,139
Air Freight & Couriers (1.4%)
FedEx Corp.	700	76,034
Ryder System, Inc.	1,100	56,166
United Parcel Service, Inc. Class B	200	14,996
		147,196
Airlines (0.4%)
Alaska Air Group, Inc.*	400	15,800
AMR Corp.*	700	21,161
Continental Airlines Class B*	200	8,250
		45,211
Banks (5.2%)
Bank of America Corp.	4,600	245,594
Mellon Financial Corp.	300	12,645
Northern Trust Corp.	800	48,552
PNC Financial Services Group, Inc.	900	66,636
Wachovia Corp.	500	28,475
Washington Mutual, Inc.	300	13,647
Wells Fargo & Co.	4,200	149,352
		564,901
Beverages (2.4%)
Coca-Cola Co.	400	19,300
Molson Coors Brewing Co. Class B	800	61,152
Pepsi Bottling Group, Inc.	1,800	55,638
PepsiCo, Inc.	2,000	125,100
		261,190
Biotechnology (1.0%)
Amgen, Inc.*	1,600	109,296
Chemicals (1.0%)
Dow Chemical Co.	2,100	83,874
PPG Industries, Inc.	300	19,263
		103,137
Commercial Services & Supplies (0.5%)
R. R. Donnelley & Sons Co.	1,400	49,756
Communications Equipment (1.8%)
Cisco Systems, Inc.*	3,700	101,121
Motorola, Inc.	4,300	88,408
Qualcomm, Inc.	200	7,558
		197,087

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Computers & Peripherals (3.9%)
Apple Computer, Inc.*	100	$8,484
Dell, Inc.*	600	15,054
Hewlett-Packard Co.	3,700	152,403
International Business Machines Corp.	1,900	184,585
Lexmark International, Inc. Class A*	500	36,600
Western Digital Corp.*	1,500	30,690
		427,816
Diversified Financials (12.0%)
Capital One Financial Corp.	900	69,138
CapitalSource, Inc.	800	21,848
Citigroup, Inc.	5,200	289,640
Countrywide Financial Corp.	1,800	76,410
Fannie Mae	300	17,817
First Marblehead Corp.	600	32,790
Freddie Mac	500	33,950
Goldman Sachs Group, Inc.	700	139,545
JPMorgan Chase & Co.	4,000	193,200
Lehman Brothers Holdings, Inc.	1,100	85,932
Merrill Lynch & Co., Inc.	1,400	130,340
Morgan Stanley	1,700	138,431
SLM Corp.	1,500	73,155
		1,302,196
Diversified Telecommunication Services (3.2%)
AT&T, Inc.	4,800	171,600
BellSouth Corp.	300	14,133
CenturyTel, Inc.	500	21,830
Verizon Communications, Inc.	3,800	141,512
		349,075
Electric Utilities (2.3%)
Constellation Energy Group, Inc.	400	27,548
DTE Energy Co.	200	9,682
Edison International	1,400	63,672
FirstEnergy Corp.	1,200	72,360
PG & E Corp.	1,500	70,995
		244,257
Electronic Equipment & Instruments (0.5%)
Jabil Circuit, Inc.	400	9,820
Thermo Fisher Scientific, Inc.*	1,000	45,290
		55,110
Energy Equipment & Services (1.0%)
BJ Services Co.	1,200	35,184
Halliburton Co.	900	27,945
Nabors Industries, Ltd.*	300	8,934
Schlumberger, Ltd.	100	6,316
Unit Corp.*	700	33,915
		112,294

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Food & Drug Retailing (1.5%)
CVS Corp.	1,600	$49,456
Kroger Co.	1,900	43,833
Safeway, Inc.	2,100	72,576
		165,865
Food Products (0.6%)
Archer-Daniels-Midland Co.	1,900	60,724
Healthcare Equipment & Supplies (0.6%)
Baxter International, Inc.	700	32,473
Becton, Dickinson & Co.	500	35,075
		67,548
Healthcare Providers & Services (3.9%)
Aetna, Inc.	1,700	73,406
Cardinal Health, Inc.	300	19,329
Humana, Inc.*	1,200	66,372
McKesson Corp.	1,400	70,980
UnitedHealth Group, Inc.	2,340	125,728
WellPoint, Inc.*	800	62,952
		418,767
Hotels, Restaurants & Leisure (0.4%)
Darden Restaurants, Inc.	1,100	44,187
Household Durables (0.6%)
Harman International Industries, Inc.	100	9,991
Whirlpool Corp.	700	58,114
		68,105
Household Products (1.2%)
Procter & Gamble Co.	2,000	128,540
Industrial Conglomerates (4.1%)
General Electric Co.	6,900	256,749
Honeywell International, Inc.	1,800	81,432
Tyco International, Ltd.	3,500	106,400
		444,581
Insurance (6.8%)
ACE, Ltd.	1,300	78,741
Aflac, Inc.	1,100	50,600
Allstate Corp.	1,400	91,154
American International Group, Inc.	1,300	93,158
Axis Capital Holdings, Ltd.	1,500	50,055
Hartford Financial Services Group, Inc.	900	83,979
Loews Corp.	1,800	74,646
Metlife, Inc.	1,600	94,416
Prudential Financial, Inc.	900	77,274
Torchmark Corp.	100	6,376
XL Capital, Ltd., Class A	600	43,212
		743,611

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Internet Software & Services (0.4%)
Google, Inc. Class A*	100	$46,048
IT Consulting & Services (1.7%)
Accenture, Ltd. Class A	1,600	59,088
Computer Sciences Corp.*	1,200	64,044
Electronic Data Systems Corp.	2,400	66,120
		189,252
Leisure Equipment & Products (1.3%)
Eastman Kodak Co.	1,400	36,120
Hasbro, Inc.	2,400	65,400
Mattel, Inc.	1,800	40,788
		142,308
Machinery (3.1%)
Caterpillar, Inc.	300	18,399
Cummins, Inc.	500	59,090
Dover Corp.	1,400	68,628
Eaton Corp.	900	67,626
Navistar International Corp.*	1,800	60,174
Parker Hannifin Corp.	800	61,504
		335,421
Media (2.0%)
CBS Corp. Class B	800	24,944
Comcast Corp. Class A*	500	21,165
DirecTV Group, Inc.*	2,400	59,856
Echostar Communications Class A*	1,100	41,833
News Corp. Class A	500	10,740
Time Warner, Inc.	500	10,890
Walt Disney Co.	1,300	44,551
		213,979
Metals & Mining (1.4%)
Freeport-McMoRan Copper & Gold, Inc. Class B	1,100	61,303
Phelps Dodge Corp.	600	71,832
United States Steel Corp.	300	21,942
		155,077
Multiline Retail (2.5%)
Federated Department Stores, Inc.	1,600	61,008
Kohl's Corp.*	800	54,744
Sears Holdings Corp.*	100	16,793
Wal-Mart Stores, Inc.	2,900	133,922
		266,467
Oil & Gas (9.7%)
Anadarko Petroleum Corp.	1,500	65,280
Chevron Corp.	2,700	198,531
ConocoPhillips	2,188	157,427
Exxon Mobil Corp.	5,800	444,454

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Oil & Gas
Hess Corp.	1,400	$69,398
Marathon Oil Corp.	1,000	92,500
Valero Energy Corp.	400	20,464
		1,048,054
Pharmaceuticals (6.9%)
Barr Pharmaceuticals, Inc.*	800	40,096
Forest Laboratories, Inc.*	900	45,540
Johnson & Johnson	3,200	211,264
Merck & Company, Inc.	2,500	109,000
Mylan Laboratories, Inc.	1,700	33,932
Pfizer, Inc.	8,200	212,380
Schering-Plough Corp.	3,700	87,468
Watson Pharmaceuticals, Inc.*	400	10,412
		750,092
Road & Rail (1.1%)
Norfolk Southern Corp.	800	40,232
Union Pacific Corp.	900	82,818
		123,050
Semiconductor Equipment & Products (2.7%)
Advanced Micro Devices, Inc.*	2,500	50,875
Intel Corp.	4,900	99,225
Micron Technology, Inc.*	4,300	60,028
Texas Instruments, Inc.	3,000	86,400
		296,528
Software (2.3%)
Autodesk, Inc.*	300	12,138
Intuit, Inc.*	500	15,255
Microsoft Corp.	7,300	217,978
Oracle Corp.*	500	8,570
		253,941
Specialty Retail (1.6%)
Home Depot, Inc.	400	16,064
Lowe's Companies, Inc.	1,200	37,380
Office Depot, Inc.*	1,000	38,170
Sherwin-Williams Co.	700	44,506
TJX Companies, Inc.	1,400	39,928
		176,048
Tobacco (1.7%)
Altria Group, Inc.	1,500	128,730
Loews Corp. Carolina Group	900	58,248
		186,978
TOTAL COMMON STOCKS (Cost $9,005,912)		10,625,832

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Schedule of Investments (continued)

December 31, 2006

	Par (000)	Value
SHORT-TERM INVESTMENT (2.2%)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 1/02/07 (Cost $246,000)	$246	$246,000
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $9,251,912)		10,871,832
LIABILITIES IN EXCESS OF OTHER ASSETS (0.0%)		(4,390)
NET ASSETS (100.0%)		$10,867,442

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value (Cost $9,251,912) (Note 2)	$10,871,832
Cash	871
Dividend and interest receivable	12,657
Receivable for portfolio shares sold	13,603
Receivable from investment adviser (Note 3)	1,803
Prepaid expenses	282
Total Assets	10,901,048
Liabilities
Administrative services fee payable (Note 3)	3,701
Other accrued expenses payable	29,905
Total Liabilities	33,606
Net Assets
Capital stock, $0.001 par value (Note 6)	910
Paid-in capital (Note 6)	11,011,983
Undistributed net investment income	97,372
Accumulated net realized loss on investments	(1,862,743)
Net unrealized appreciation from investments	1,619,920
Net Assets	$10,867,442
Shares outstanding	909,533
Net asset value, offering price, and redemption price per share	$11.95

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Statement of Operations

For the Year Ended December 31, 2006

Investment Income (Note 2)
Dividends	$198,704
Interest	3,465
Total investment income	202,169
Expenses
Investment advisory fees (Note 3)	55,091
Administrative services fees (Note 3)	36,891
Legal fees	20,855
Audit and tax fees	16,477
Printing fees (Note 3)	13,257
Custodian fees	9,046
Registration fees	3,768
Trustees' fees	2,997
Insurance expense	1,536
Transfer agent fees	1,521
Interest expense (Note 4)	1,126
Commitment fees (Note 4)	287
Miscellaneous expense	5,621
Total expenses	168,473
Less: fees waived and expenses reimbursed (Note 3)	(63,799)
Net expenses	104,674
Net investment income	97,495
Net Realized and Unrealized Gain from Investments
Net realized gain from investments	783,587
Net change in unrealized appreciation (depreciation) from investments	718,724
Net realized and unrealized gain from investments	1,502,311
Net increase in net assets resulting from operations	$1,599,806

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment income	$97,495	$96,048
Net realized gain on investments	783,587	1,387,516
Net change in unrealized appreciation (depreciation) from investments	718,724	(886,348)
Net increase in net assets resulting from operations	1,599,806	597,216
From Dividends
Dividends from net investment income	(96,044)	(96,779)
Net decrease in net assets resulting from dividends	(96,044)	(96,779)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,684,418	1,299,717
Reinvestment of dividends	96,044	96,779
Net asset value of shares redeemed	(3,524,491)	(4,225,760)
Net decrease in net assets from capital share transactions	(1,744,029)	(2,829,264)
Net decrease in net assets	(240,267)	(2,328,827)
Net Assets
Beginning of year	11,107,709	13,436,536
End of year	$10,867,442	$11,107,709
Undistributed net investment income	$97,372	$96,044

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For The Year Ended December 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$10.41	$9.91	$9.15	$7.35	$10.02
INVESTMENT OPERATIONS
Net investment income	0.10	0.09	0.08	0.07	0.02
Net gain (loss) on investments (both realized and unrealized)	1.53	0.48	0.75	1.76	(2.69)
Total from investment operations	1.63	0.57	0.83	1.83	(2.67)
LESS DIVIDENDS
Dividends from net investment income	(0.09)	(0.07)	(0.07)	(0.03)	(0.00)[1]
Net asset value, end of year	$11.95	$10.41	$9.91	$9.15	$7.35
Total return[2]	15.79%	5.78%	9.13%	24.92%	(26.64)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$10,867	$11,108	$13,437	$15,776	$20,290
Ratio of expenses to average net assets	0.95%	1.04%	1.16%	1.16%	1.16%
Ratio of net investment income to average net assets	0.88%	0.74%	0.69%	0.58%	0.25%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.58%	0.47%	0.50%	0.33%	0.23%
Portfolio turnover rate	131%	114%	47%	40%	31%

1  This amount represents less than $0.01 per share.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Blue Chip Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Blue Chip Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

18

Credit Suisse Trust — Blue Chip Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the

19

Credit Suisse Trust — Blue Chip Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2006.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2006, investment advisory fees earned, voluntarily waived and expenses reimbursed were as follows:

Gross Advisory Fee	Waiver	Net Advisory Fee	Expense Reimbursement
$55,091	$(55,091)	$—	$(8,708)

Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $10,927.

20

Credit Suisse Trust — Blue Chip Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $25,964.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $3,603 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2006, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$720,400	5.627%	$1,219,600

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) was $14,287,871 and $15,960,914, respectively.

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Credit Suisse Trust — Blue Chip Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Shares sold	153,746	131,957
Shares issued in reinvestment of dividends	8,828	9,640
Shares redeemed	(319,850)	(430,888)
Net decrease	(157,276)	(289,291)

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	98%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2006, and 2005, respectively, for the Portfolio were as follows:

Ordinary Income
2006	2005
$96,044	$96,779

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of losses deferred on wash sales, dividends received from Real Estate Investment Trusts and deferral of Post-October losses.

22

Credit Suisse Trust — Blue Chip Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

At December 31, 2006, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$97,194
Accumulated net realized loss	(1,769,870)
Unrealized appreciation	1,528,977
Deferral of Post-October capital losses	(1,752)
$(145,451)

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occuring on the first day of the following tax year. For the tax period ended December 31, 2006, the Portfolio elected to defer net losses arising between November 1, 2006 as follows:

Capital
$1,752

At December 31, 2006, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2011
$1,769,870

During the tax year ended December 31, 2006, the Portfolio utilized $775,718 of the capital loss carryforwards.

It is uncertain whether the Portfolio will realize the full benefit of these losses prior to expiration.

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $9,342,855, $1,639,189, ($110,212) and $1,528,977, respectively.

At December 31, 2006, the Portfolio reclassified $123 to accumulated net realized loss from undistributed net investment income, to adjust for current period permanent book/tax treatments of dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

23

Credit Suisse Trust — Blue Chip Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

24

Credit Suisse Trust — Blue Chip Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of Credit Suisse Trust — Blue Chip Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Blue Chip Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

25

Credit Suisse Trust — Blue Chip Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting on November 14-15, 2006, considered the following factors with respect to the Blue Chip Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee of 0.50% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board noted that Credit Suisse had waived the full amount of the advisory fee (the "Net Advisory Fee") and reimbursed expenses during the year. The Board acknowledged that fee waivers and expense reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, the Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

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Credit Suisse Trust — Blue Chip Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation

27

Credit Suisse Trust — Blue Chip Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  As the Contractual Advisory Fee was at the low end in the Portfolio's Expense Group and Credit Suisse had waived the full amount of the advisory fee and reimbursed expenses, the Board considered the fee to be reasonable.

•  The Portfolio's performance for the periods since the Credit Suisse Quantitative Strategies Group had assumed responsibility for the Portfolio in June 2005 was above the median for its Performance Group and Performance Universe.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

28

Credit Suisse Trust — Blue Chip Portfolio

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Currently retired	31	None

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

29

Credit Suisse Trust — Blue Chip Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[2] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

2   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

30

Credit Suisse Trust — Blue Chip Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

31

Credit Suisse Trust — Blue Chip Portfolio

Tax Information Letter

December 31, 2006 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate Shareholders should note for the year ended December 31, 2006, the percentage of the Fund's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100%.

32

Credit Suisse Trust — Blue Chip Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

33

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.CREDIT-SUISSE.COM/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRBLC-AR-1206

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■COMMODITY RETURN STRATEGY PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 23, 2007

Dear Shareholder:

For the period ending December 31, 2006, Credit Suisse Trust — Commodity Return Strategy Portfolio1 (the "Portfolio") had a gain of 6.36% since inception on February 28, 2006. The Dow Jones-AIG Commodity Index2 ("DJ-AIG Index") had a same-period increase of 6.91%.

Market Review: A Year of Uncertainties

Commodities posted positive gains for the one-year period ending December 31, 2006, marking the fifth consecutive annual period with gains. The Dow Jones AIG Total Return Index returned 2.1% for the year, trailing the 15.8% total return of the S&P 500 Index3 and the 4.3% total return of the Lehman Brothers U.S Aggregate Bond Index.3 The Portfolio underperformed the DJ-AIG Index mainly due to transaction costs incurred in replicating the Index components.

The year ended December 31, 2006 was characterized by several market reversals due to uncertainty in the market. For the period, the commodities within the industrial metals, precious metals and agricultural sectors contributed positively to performance, whereas energy and livestock related commodities were negative. During five separate periods, the DJ-AIG Index went up or down by greater than 9%, with the Index ranging from down 6.5% to up 10.0% on the year. After staging rallies over the last several years, energy prices declined in 2006 due to the lack of supply disruptions and weaker than normal seasonal demand. An abnormally warm winter reduced demand for heating oil and natural gas leading to a rebound in inventories. While May presented geopolitical tensions and predicted global economic strength would drive the DJ-AIG Index to record levels, much of the remainder of the year was marked by excess inventories in energy, with OPEC announcing production cuts in the second half of 2006.

The trend in tight production supply in industrial metals continued in 2006. Industrial metals were the top performers in the DJ-AIG Index for the fiscal year, with the sector up 72.3% on a total return basis. Zinc, nickel and copper were the best performers for the entire DJ-AIG Index. Demand for the metals, particularly out of Asia, continued to push prices higher. At the same time, miners worldwide exhibited frequent labor unrest in an attempt to gain higher compensation. This

1

Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

resulted in frequent supply disruptions and caused additional pressures in an already tight inventory environment. Precious metals also performed well due to concerns over a weakening dollar, rising inflationary expectations and the potential for a sharp deceleration in U.S. growth. Wheat and corn led the agriculture sector higher, owing mostly to an autumn surge after a severe drought in the southern hemisphere combined with wet conditions that hindered harvesting efforts in the United States.

Natural gas was by far the worst performer in the DJ-AIG Index for the fiscal year, down 70.8% on a total return basis. The lack of demand in the winter for heating and in the summer for cooling, combined with lack of supply disruptions during the hurricane season, resulted in a very poor year for this commodity. The front futures contract of crude oil hit an all-time intraday high of $78.40 in July during the Israeli-Lebanese conflict; however, as geopolitical tensions cooled, projected demand dropped, and inventories continued to build. Subsequently, prices fell until the contract closed at a negative 12.8% return for the year. The energy sector as a whole lost 41.4% on a total return basis for the year. September was a particularly poor month for energy related commodities, as the marketplace was absorbing the impact of the speculative liquidation due to the unwinding of the Amaranth hedge fund, which collapsed due to incorrect energy bets. Speculative liquidation is when a large speculative investor, or a hedge fund, liquidates a position, often causing a significant, if temporary, effect on the market.

Strategic Review and Outlook: Diversification and Potential Upside

For the 10-months ended December 31, 2006, the Portfolio returned 6.36%, compared to 6.91% for the Dow Jones-AIG Commodity Index.

Historically, commodity index returns have tended to exhibit long-term positive returns with low correlations to other asset classes, creating potential risk/return benefits within a diversified portfolio. The DJ-AIG Index itself represents various different commodities and sectors, and thus has the potential for positive returns even when individual component or sector returns are negative, such as in the most recent year when metals returns greatly outperformed energy returns. These characteristics highlight the strategic benefits that we believe commodities offer.

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Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Tactically, we believe continued global economic growth, especially driven by the emerging Asian economies of China and India, may continue to drive commodity prices higher in the near future. Demand for raw materials as the countries become more industrialized can fuel the demand for energy and industrial metals. At the same time, an emerging middle class could increase the demand for precious metals, and a more Western diet could continue to open markets for agriculture products. Domestically, potential continued demand from the United States for energy, combined with the recent willingness of OPEC to cut production to prevent a further fall in oil, could provide support for energy prices in the future. However, this view may be tempered in the short term if we experience a slowdown in global economic growth. Industrial metals prices have already cooled-off due to the slowing U.S. real estate markets and the expected increase in supply from new mining projects.

Within the fixed income holdings, we remain positioned in short-term instruments with a bias toward liquid and high credit quality assets. The short-term nature of these instruments proved to be beneficial to our strategy in an environment where the Federal Reserve increased the Fed Funds interest rate from 4.25% to 5.25%.

The DJ-AIG Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, four energy products, six metals and nine agricultural products are represented in the Index. The DJ-AIG Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2% or more than 15% of the Index, and each sector represented in the Index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the index and different sectors may represent different proportions of the Index.

The Portfolio seeks total return and is designed to replicate the performance of the DJ-AIG Index. The Portfolio may seek to track the performance of the DJ-AIG Index by investing in commodity-linked structured notes and swaps. The Portfolio has obtained a private letter ruling from the Internal Revenue Service (IRS) confirming that the income produced by certain types of structured notes

3

Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

constitutes "qualifying income" under the Internal Revenue Code of 1986, as amended.

The Credit Suisse Commodities Management Team

Nelson Louie

Christopher Burton

Andrew S. Lenskold

Kam T. Poon

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. Exposure to commodity markets should only form a small part of a diversified portfolio. Investment in commodity markets may not be suitable for all investors. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Portfolio could be materially different from that projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

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Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the Credit Suisse Trust — Commodity Return Strategy Portfolio1 and the Dow Jones - AIG Commodity Index2,4 from Inception (2/28/06).

5

Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Cumulative Returns as of December 31, 20061

Since Inception
6.36%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Dow Jones-AIG Commodity Index is composed of futures contracts on 19 physical commodities. Investors cannot invest directly in an index.

3  The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service; the Standard and Poor's division of the McGraw-Hill Companies, Inc.; or Fitch IBCA Inc. The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

4  Performance for the benchmark is not available for the period beginning February 28, 2006, (commencement of operations). For that reason, performance is shown for the period beginning March 1, 2006.

6

Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

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Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$984.00
Expenses Paid per $1,000*	$4.75
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,020.42
Expenses Paid per $1,000*	$4.84
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

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Credit Suisse Trust — Commodity Return Strategy Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Sector Breakdown*

Commercial Paper	46.9%
Structured Notes	34.7%
Variable Rate Corporate Obligations	16.1%
Corporate Obligations	1.6%
Short-Term Investment	0.5%
United States Government Agency Security	0.2%
Total	100.0%

* Expressed as a percentage of total investments and may vary over time.

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Credit Suisse Trust — Commodity Return Strategy Portfolio

Schedule of Investments

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMERCIAL PAPER (47.1%)
ASSET BACKED (47.1%)
$3,500	Altius I Funding Corp.	(A-1+, P-1)	01/16/07	5.348	$3,492,242
1,000	Beethoven Funding Corp.	(A-1, P-1)	01/30/07	5.318	995,755
3,300	Brahms Funding Corp.	(A-1+, P-1)	02/06/07	5.343	3,282,510
3,600	Britannia Building Society	(A-1, P-1)	01/23/07	5.335	3,588,406
4,000	Broadhollow Funding LLC	(A-1+, P-1)	01/08/07	5.352	3,995,862
500	Buckingham CDO III LCC	(A-1+, P-1)	01/19/07	5.327	498,680
4,200	Buckingham CDO LLC	(A-1+, P-1)	03/15/07	5.330	4,155,203
6,000	Capital One Multi-Asset Execution Trust	(A-1+, P-1)	02/08/07	5.338	5,966,623
500	Cheyne Finance LLC	(A-1+, P-1)	01/18/07	5.334	498,761
900	Cheyne Finance LLC	(A-1+, P-1)	01/22/07	5.318	897,233
1,000	Cobbler Funding LLC	(A-1+, P-1)	01/29/07	5.351	995,893
1,200	Cobbler Funding LLC	(A-1+, P-1)	02/26/07	5.351	1,190,144
3,150	Davis Square Funding III Corp.	(A-1+, P-1)	03/14/07	5.340	3,116,799
1,800	Five Finance Corp.	(A-1+, P-1)	02/20/07	5.325	1,786,875
2,600	Golden Fish LLC	(A-1, P-1)	01/16/07	5.334	2,594,269
700	Golden Fish LLC	(A-1, P-1)	01/29/07	5.381	697,087
5,500	Kent Funding Corp.	(A-1+, P-1)	01/29/07	5.336	5,477,371
4,100	Kent Funding Corp.	(A-1+, P-1)	03/23/07	5.342	4,051,337
4,600	Mica Funding LLC	(A-1+, P-1)	01/12/07	5.317	4,592,593
700	Mica Funding LLC	(A-1+, P-1)	01/12/07	5.328	698,864
2,000	Ocala Funding LLC	(A-1+, P-1)	01/31/07	5.376	1,991,083
800	Rathgar Capital US Corp.	(A-1+, P-1)	01/11/07	5.320	798,833
700	Rhineland Funding Capital Corp.	(A-1+, P-1)	01/08/07	5.370	699,279
400	Rhineland Funding Capital Corp.	(A-1+, P-1)	01/30/07	5.382	398,289
753	Rhineland Funding Capital Corp.	(A-1+, P-1)	02/09/07	5.378	748,668
3,993	Romulus Funding Corp.	(A-1+, P-1)	01/26/07	5.337	3,978,387
3,200	Thornburg Mortgage Capital Resources LLC	(A-1+, P-1)	01/30/07	5.348	3,186,338
4,300	Witherspoon CDO Funding Corp.#	(A-1+, P-1)	03/15/07	5.360	4,300,000
TOTAL COMMERCIAL PAPER (Cost $68,673,384)					68,673,384
CORPORATE OBLIGATION (1.7%)
FINANCE (1.7%)
2,500	CC USA, Inc. (Cost $2,476,075)	(A-1+, P-1)	03/08/07	5.362	2,476,075
STRUCTURED NOTES (34.8%)
4,300	ABN AMRO BANK NV: Commodity Index Linked Notes#	(A-1+, P-1)	10/22/07	5.165	5,042,696
3,700	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.243	4,152,954
7,000	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	02/07/08	5.500	6,882,050
300	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.215	299,577
500	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.215	490,775
500	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.213	500,205
200	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.500	202,716
700	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.229	689,801
500	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.241	600,510
300	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	11/01/07	5.237	334,275
200	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	11/01/07	5.237	226,340
300	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.237	319,089

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Commodity Return Strategy Portfolio

Schedule of Investments (continued)

December 31, 2006

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
STRUCTURED NOTES
$700	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.234	$766,241
500	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.231	487,070
2,000	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.234	2,027,400
500	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.232	492,560
300	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.226	285,372
300	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	12/31/07	5.221	282,072
500	AIG: Commodity Index Linked Notes#	(A-1+, P-1)	11/01/07	5.220	496,565
4,400	Barclays Bank PLC: Commodity Index Linked Notes#	(A-1+, P-1)	10/28/07	5.263	5,148,070
4,500	Bear Stearns Company, Inc.: Commodity Index Linked Notes#	(A-1+, P-1)	11/06/07	5.150	5,050,890
4,500	IXIS: Commodity Index Linked Notes#	(A-1+, P-1)	11/05/07	5.120	5,238,405
3,900	Morgan Stanley: Commodity Index Linked Notes#	(A-1, P-1)	10/15/07	5.320	3,724,461
6,250	Svensk Exportkredit AB: Commodity Index Linked Notes#	(A-1+, P-1)	11/09/07	5.115	7,015,125
TOTAL STRUCTURED NOTES (Cost $46,850,000)					50,755,219
UNITED STATES GOVERNMENT AGENCY SECURITY (0.0%)
35	Fannie Mae Discount Notes (Cost $34,654)	(AAA, Aaa)	03/12/07	5.135	34,663
VARIABLE RATE CORPORATE OBLIGATIONS (16.1%)
Diversified Financials (16.1%)
5,000	Atlas Capital Funding Corp., Series MTN, Notes#‡‡	(AAA, Aaa)	12/07/08	5.367	5,001,920
6,000	Cullinan Finance Corp., Series MTN, Notes#	(AAA, Aaa)	12/07/07	5.310	6,000,084
2,000	Five Finance, Inc. Series MTN, Notes#	(AAA, Aaa)	09/13/07	5.330	2,000,966
5,000	Sedna Finance, Inc., Series MTN, Notes#	(AAA, Aaa)	11/28/07	5.340	5,000,710
2,500	White Pine Finance LLC, Series MTN, Notes#	(AAA, Aaa)	04/20/07	5.364	2,500,900
3,000	Whitehawk CDO Funding, Ltd., Series 2004-1A, Class A1J#	(AA-, Aa2)	12/15/08	5.410	3,000,000
TOTAL VARIABLE RATE CORPORATE OBLIGATIONS (Cost $23,498,717)					23,504,580
SHORT-TERM INVESTMENT (0.5%)
808	State Street Bank and Trust Co. Euro Time Deposit (Cost $808,000)		01/02/07	4.100	808,000
TOTAL INVESTMENTS AT VALUE (100.2%) (Cost $142,340,830)					146,251,921
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)					(345,091)
NET ASSETS (100.0%)					$145,906,830

INVESTMENT ABBREVIATION

MTN = Medium Term Note

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡‡  Collateral segregated for futures contracts.

#  Variable rate obligations — The interest rate shown is the rate as of December 31, 2006.

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Commodity Return Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value, (Cost $142,340,830) (Note 2)	$146,251,921
Cash	241
Receivable for investments sold	6,564,314
Interest receivable	473,426
Offering costs (Note 3)	9,477
Variation margin receivable (Note 2)	2,781
Total Assets	153,302,160
Liabilities
Advisory fee payable (Note 3)	47,354
Administrative services fee payable (Note 3)	21,198
Distribution fee payable (Note 3)	30,164
Payable for investments purchased	7,200,000
Other accrued expenses payable	96,614
Total Liabilities	7,395,330
Net Assets
Capital stock, $0.001 par value (Note 6)	14,068
Paid-in capital (Note 6)	148,186,755
Undistributed net investment income	48,814
Accumulated net realized loss on investments, futures contracts and swap contracts	(6,279,259)
Net unrealized appreciation from investments and futures contracts	3,936,452
Net Assets	$145,906,830
Shares outstanding	14,067,865
Net asset value, offering price, and redemption price per share	$10.37

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Commodity Return Strategy Portfolio

Statement of Operations

For the Period February 28, 20061 through December 31, 2006

Investment Income (Note 2)
Interest	$2,750,657
Expenses
Investment advisory fees (Note 3)	262,916
Administrative services fees (Note 3)	79,942
Distribution fees (Note 3)	131,458
Legal fees	59,772
Offering costs (Note 3)	49,159
Audit and tax fees	33,052
Printing fees (Note 3)	28,465
Custodian fees	7,696
Commitment fees (Note 4)	2,795
Trustees' fees	1,505
Transfer agent fees (Note 3)	873
Miscellaneous expense	4,990
Total expenses	662,623
Less: fees waived (Note 3)	(163,101)
Net expenses	499,522
Net investment income	2,251,135
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts, and Swap Contracts
Net realized loss from investments	(320,597)
Net realized loss from futures contracts	(31,920)
Net realized loss from swap contracts	(5,926,742)
Net change in unrealized appreciation (depreciation) from investments	3,911,092
Net change in unrealized appreciation (depreciation) from futures contracts	25,360
Net realized and unrealized loss from investments, futures contracts and swap contracts	(2,342,807)
Net decrease in net assets resulting from operations	$(91,672)

1  Commencement of operations.
See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Commodity Return Strategy Portfolio

Statement of Changes in Net Assets

For the Period Ended December 31, 2006[1]
From Operations
Net investment income	$2,251,135
Net realized loss from investments, futures contracts and swap contracts	(6,279,259)
Net change in unrealized appreciation (depreciation) from investments and futures contracts	3,936,452
Net decrease in net assets resulting from operations	(91,672)
From Dividends
Dividends from net investment income	(2,251,480)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	151,418,130
Reinvestment of dividends	2,213,080
Net asset value of shares redeemed	(5,381,228)
Net increase in net assets from capital share transactions	148,249,982
Net increase in net assets	145,906,830
Net Assets
Beginning of period	—
End of period	$145,906,830
Undistributed net investment income	$48,814

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Commodity Return Strategy Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout the Period)

For the Period Ended December 31, 2006[1]
Per share data
Net asset value, beginning of period	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.38
Net gain on investments, futures contracts and swap contracts (both realized and unrealized)	0.25
Total from investment operations	0.63
LESS DIVIDENDS
Dividends from net investment income	(0.26)
Net asset value, end of period	$10.37
Total return[3]	6.36%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$145,907
Ratio of expenses to average net assets[4]	0.95%
Ratio of net investment income to average net assets[4]	4.28%
Decrease reflected in above operating expense ratios due to waivers/reimbursements[4]	0.31%
Portfolio turnover rate	27%

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Commodity Return Strategy Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified open-end management investment company that seeks total return. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Securities, options, futures contracts and other assets (including swap and structured note agreements), for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service

16

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio has gained exposure to the commodities market by entering into commodity-linked swaps on the Dow Jones AIG Commodity Index ("DJ-AIG Index"). The IRS has issued rulings that would cause certain income from commodity-linked swaps not to be considered Qualifying Income if earned by the Portfolio after September 30, 2006. The application of these rulings do not permit the Portfolio to invest in commodity-linked swaps after September 30, 2006 in the manner that it had

17

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

since inception. As a result, the income the Portfolio derives from such commodity-linked swaps or certain other commodity-linked derivatives after September 30, 2006 must be limited to a maximum of 10 percent of its annual gross income. The Portfolio may seek to track the performance of the DJ-AIG Index through investing in structured notes designed to track the performance of the DJ-AIG Index. On June 1, 2006, the Portfolio received a private letter ruling from the IRS which confirms that the Portfolio's use of certain structured notes designed to track the performance of the DJ-AIG Index will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. A liquidation would subject investors to tax on the difference between the liquidating distribution and their basis in their shares, if those shares are held in a taxable account. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio's earnings and profits. If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are

18

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2006, the Portfolio had the following open futures contracts:

Futures Contract	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation
U.S. Treasury 2 Year Notes Futures	(2)	03/30/07	$(409,369)	$(408,063)	$1,306
U.S. Treasury 10 Year Notes Futures	(21)	03/21/07	(2,280,898)	(2,256,844)	24,054
			$(2,690,267)	$(2,644,907)	$25,360

H) SWAPS — The Portfolio may enter into index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

19

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swaps contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

I) COMMODITY INDEX-LINKED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/ (losses). These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2006, the value of these securities comprised 35% of the Portfolio's net assets and resulted in unrealized appreciation of $3,905,219.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan at December 31, 2006.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from the securities

20

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

lending activities. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

K) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the period ended December 31, 2006, investment advisory fees earned and voluntarily waived were $262,916 and 163,101, respectively. Credit Suisse will not recapture from the portfolio any fees it waived during the period ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the period ended December 31, 2006, co-administrative services fees earned by CSAMSI were $51,377.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the period ended

21

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $28,565.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the period ended December 31, 2006, Merrill was paid $2,810 for its services to the Portfolio.

The Portfolio will reimburse Credit Suisse for offering costs in the amount of $58,636 that have been paid by Credit Suisse. Offering costs, including initial registration costs, were deferred and will be charged to expenses during the Portfolio's first year of operation. For the period ended December 31, 2006, $49,159 has been expensed to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, and during the period ended December 31, 2006, the Portfolio had no borrowings under the Credit Facility.

22

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 5. Purchases and Sales of Securities

For the period ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $63,939,738 and $6,769,016, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

For the Period Ended December 31, 2006[1]
Shares sold	14,354,276
Shares issued in reinvestment of dividends	217,832
Shares redeemed	(504,243)
Net increase	14,067,865

1  For the period February 28, 2006 (commencement date) through December 31, 2006.

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of each class of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
2	100%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the period ended December 31, 2006 by the Portfolio were as follows:

Ordinary Income 2006
$2,251,480

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to deferral of post-October losses and mark to market of futures contracts.

23

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

At December 31, 2006, the components of distributable earnings on a tax basis by the Portfolio were as follows:

Undistributed net investment income	$48,814
Accumulated long term capital loss	(6,063,568)
Unrealized appreciation	3,911,091
Deferral of post-October losses	(190,330)
$(2,293,993)

At December 31, 2006, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31, 2014
$6,063,568

It is uncertain that the Portfolio will realize the full benefit of these losses prior to expiration.

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2006 the portfolio elected to defer net losses arising between November 1, 2006 and December 31, 2006 as follows:

Capital
$190,330

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $142,340,830, $4,280,790, $(369,699) and $3,911,091, respectively.

At December 31, 2006, the Portfolio reclassified $49,159 from accumulated undistributed net investment income to paid-in-capital, adjusting for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatments of organization costs. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents.

24

Credit Suisse Trust — Commodity Return Strategy Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 8. Contingencies

The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

25

Credit Suisse Trust — Commodity Return Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Credit Suisse Trust — Commodity Return Strategy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Commodity Return Strategy Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

26

Credit Suisse Trust — Commodity Return Strategy Portfolio

Information Concerning Directors/Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Currently retired	31	None

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

27

Credit Suisse Trust — Commodity Return Strategy Portfolio

Information Concerning Directors/Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[2] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since Portfolio Inception	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

2  Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

28

Credit Suisse Trust — Commodity Return Strategy Portfolio

Information Concerning Directors/Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since Portfolio Inception	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer, Vice President and Secretary	Since Portfolio Inception	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since Portfolio Inception	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

29

Credit Suisse Trust — Commodity Return Strategy Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

30

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRCOM-AR-1206

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■  EMERGING MARKETS PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risk, including loss of your investment.

Credit Suisse Trust — Emerging Markets Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 18, 2007

Dear Shareholder:

For the 12 months ended December 31, 2006, Credit Suisse Trust — Emerging Markets Portfolio1 (the "Portfolio") had a gain of 32.51%, versus an increase of 32.59% for the Morgan Stanley Capital International Emerging Markets Free Index.2

Market Review: Strong Gains Despite Volatility

For the period ending December 31, 2006, emerging markets equities showed strong gains, aided by positive global liquidity conditions, solid earnings growth and high commodity prices. Although volatility was higher during the period, changes in expectations regarding global growth and inflation prompted a sell-off of many cyclical asset classes during the second quarter. The Federal Reserve's August pause in tightening prompted a bounce-back in risk appetite and markets through the remainder of the year.

By region, Latin America and Eastern Europe were the strongest performers. Within Latin America, both the larger markets of Brazil and Mexico, as well as the smaller markets of Argentina, Peru and Venezuela, strongly outperformed the MSCI Emerging Markets Free Index (the Fund's benchmark). Within Eastern Europe, Russia led the region overall with Poland and, to a lesser extent, the Czech Republic also outperforming. Performance in non-Japan Asia was more mixed — China, India and Indonesia posted strong returns while the larger North Asian markets of Taiwan and Korea disappointed.

Strategic Review and Outlook: Global Backdrop is Relatively Constructive for Emerging Markets

The Portfolio's return was similar to that of the MSCI Emerging Markets Free Index for the 12-month period. China (insurance/banking), Taiwan (selected technology) and Russia (financials, energy, commodity) contributed to the Portfolio's positive performance. In China, the market enjoyed strong gains due to ample domestic liquidity, expectations of currency revaluation, and other factors. The most significant gains in China occurred in the financials and property sectors. In Taiwan, an upturn in the tech cycle combined with attractive valuations helped cause a sector rebound. The Portfolio was overweight in Russia (through most of the year), where the benefits of strong liquidity and higher commodity prices led to broad-based gains in all sectors. The most substantial increases in Russia, however, occurred in banks, metals producers and energy.

Brazil telecoms were a performance disappointment. The sector, which suffers from an intensely competitive environment, underperformed the market as a whole.

1

Credit Suisse Trust — Emerging Markets Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

In our view, the global backdrop, while more challenging from a cyclical standpoint, still looks relatively positive for emerging markets. We believe that although global growth has entered a short, shallow period of deceleration led by the U.S. housing and consumer sector, growth elsewhere potentially remains supportive. Given the low level of inflation (with the exception of energy) and the recent decline in energy prices, we expect monetary policy among the major central banks to probably remain relatively nonaggressive going forward. We believe China's economy shows some signs of moderation in activity indicators, but the strength of growth to date — as well as the moderate nature of tightening — suggests to us that commodity demand will likely be well underpinned over the medium term even if some speculative sell-off takes place.

One concern is that, with many markets retesting May 2006 highs, the asset class could be vulnerable to any negative external shocks, such as a sudden shift in risk appetite coming from investor complacency over U.S. interest rates, a more dramatic slowdown in the U.S. housing market that carries into the broader economy, or a sudden rise in geopolitical tensions.

While emerging markets will usually be susceptible to external events — as illustrated by the sell-off in May — we believe that the global cycle is a less important determinant of market performance than in the past. Approximately 50% of our universe is dominated by sectors exposed to the local economy. As a longer term trend, we would expect this to continue as we believe: (1) The larger tech-heavy markets of Korea and Taiwan will eventually graduate to developed market status; (2) New equity supply will emanate from markets with large domestic economies (Brazil, China, Russia); (3) Significant expenditures in infrastructure spending will take place in many markets (India, South Africa, China); and (4) Improved fiscal balance sheets and inflationary dynamics will allow for the pursuit of monetary policies that are countercyclical to global monetary developments. We have observed that an easing in inflationary pressures in many markets over the past few months has already allowed several central banks (Israel, Brazil, Korea, Taiwan, Thailand, Indonesia) to either cut rates or keep rates on hold against expectations of additional tightening.

Within Latin America, we continue to favor Brazil, although it underperformed along with other commodity producing economies toward the latter part of the year. While domestic growth has been somewhat disappointing in Brazil, the interest rate cycle could remain equity-friendly and the successful conclusion of the Presidential election might remove outstanding political risks (which we saw as minimal in any case). In Mexico, we trimmed our neutral position toward the end of the period and are now modestly underweight in the market, primarily due to our analysis of the less attractive valuations among

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Credit Suisse Trust — Emerging Markets Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

many of the MSCI Emerging Markets Index heavyweights. Elsewhere in the region we are relatively underweight, although we have added to smaller positions in Colombia, Argentina and Chile on stock-specific grounds.

In Asia, we are overweight in China, which, in our view, continues to benefit from ample liquidity conditions, upside earnings surprises, and a revival in the domestic A-share market. Profit-taking in some of the stronger tech names has reduced our overweight in Taiwan, although we have added more to life insurance issues within the financial sector. We moved from being broadly neutral to slightly underweight in Korea toward the end of the third quarter, which, despite fairly good valuation and local inflows into the market, may, in our opinion, remain relatively lackluster until greater global cyclical clarity emerges. We reduced our neutral position in India to a slight underweight — primarily due to valuation concerns — but remain positive on the longer-term prospects for the economy and the market. In Southeast Asia, we added back Thai property stocks and are now marginally overweight in both Thailand and Indonesia. The September coup in Thailand appears to be unlikely to result in a meaningful rise in political risk and activity indicators for the economy show that the worst may be over. Elsewhere in the region, we remain underweight.

In the Eastern Europe, Middle East and Africa (EMEA) region, we have few strong country positions. The benchmark's increased weighting of Gazprom at the end of the third quarter (3.7% of the Portfolio as of December 31, 2006) left our Russian exposure as a technical underweight. Regardless, even with the recent decline in crude oil prices, we would still be net buyers of the EMEA market — which continues to enjoy robust liquidity conditions. After what we saw as an excessive sell-off of both domestic and commodity names as well as the rand, we added to our South Africa positions. We remain slightly underweight in Turkey, reflecting our concerns that earnings growth may slow on the back of central bank rate hikes following the sharp depreciation in the lira. Relatively poor valuations and macro fundamentals — in addition to the rising political tensions in Hungary and Poland — have kept us underweight in the Central European markets, although we maintain some exposure to the Czech Republic.

The Credit Suisse Emerging Markets Team

Neil Gregson

Annabel Betz

Jonathon S. Ong

Elizabeth H. Eaton

Matthew J.K. Hickman

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Credit Suisse Trust — Emerging Markets Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. The Portfolio may involve a greater degree of risk than other funds that seek capital growth by investing in larger, more developed markets.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

4

Credit Suisse Trust — Emerging Markets Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Emerging Markets Portfolio1 and the
MSCI Emerging Markets Free Index2,3 from Inception (12/31/97).

Average Annual Returns as of December 31, 20061

1 Year	5 Years	Since Inception
32.51%	21.76%	10.63%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Performance for the benchmark is not available for the period beginning December 31, 1997 (commencement of operations). For that reason performance is shown for the period beginning January 1, 1998.

5

Credit Suisse Trust — Emerging Markets Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Emerging Markets Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,248.70
Expenses Paid per $1,000*	$7.65
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,018.40
Expenses Paid per $1,000*	$6.87
Annualized Expense Ratios*	1.35%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

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Credit Suisse Trust — Emerging Markets Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

8

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments

December 31, 2006

	Number of Shares	Value
COMMON STOCKS (88.4%)
Austria (0.7%)
Real Estate (0.7%)
Meinl European Land, Ltd.*	67,343	$1,726,419
TOTAL AUSTRIA		1,726,419
Brazil (6.1%)
Airlines (0.5%)
Gol-Linhas Aereas Inteligentes SA ADR§	40,000	1,146,800
Banks (0.6%)
Unibanco - Uniao de Bancos Brasileiros SA GDR	15,100	1,403,696
Beverages (0.1%)
Companhia de Bebidas das Americas ADR§	4,640	203,696
Diversified Telecommunication Services (0.8%)
Brasil Telecom Participacoes SA	60,700,000	995,082
Tele Norte Leste Participacoes SA	33,600	876,590
		1,871,672
Electric Utilities (1.0%)
Obrascon Huarte Lain Brasil SA*	82,600	1,330,885
Terna Participacoes SA*	98,000	1,106,230
		2,437,115
Food Products (0.3%)
Cosan SA Industria e Comercio*	42,600	891,906
Internet & Catalog Retail (0.5%)
Submarino SA	41,500	1,360,462
Oil & Gas (2.1%)
Petroleo Brasileiro SA - Petrobras ADR	54,700	5,073,972
Wireless Telecommunication Services (0.2%)
Vivo Participacoes SA§	99,700	408,770
TOTAL BRAZIL		14,798,089
Chile (1.0%)
Electric Utilities (0.5%)
Enersis SA ADR	77,400	1,238,400
Water Utilities (0.5%)
Inversiones Aguas Metropolitanas SA ADR Rule 144A‡	52,100	1,282,181
TOTAL CHILE		2,520,581
China (8.5%)
Banks (3.5%)
China Construction Bank Series H§	4,834,000	3,074,929
Industrial & Commercial Bank of China Series H*§	8,605,200	5,366,321
		8,441,250
Commingled Fund (0.4%)
iShares Asia Trust - iShares FTSE/Xinhua A50 China Tracker§	62,300	919,875

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Diversified Telecommunication Services (0.0%)
China Communications Services Corporation, Ltd. Series H*	32,000	$18,269
Insurance (0.9%)
China Life Insurance Company, Ltd. Series H§	629,000	2,139,194
Oil & Gas (2.6%)
China Petroleum & Chemical Corp. Series H	3,240,000	3,001,948
PetroChina Company, Ltd. Series H§	2,466,000	3,475,991
		6,477,939
Real Estate (1.1%)
Beijing Capital Land, Ltd. Series H	2,444,000	1,239,367
Guangzhou R&F Properties Company, Ltd. Series H	692,000	1,490,553
		2,729,920
TOTAL CHINA		20,726,447
Colombia (0.6%)
Diversified Financials (0.6%)
Suramericana de Inversiones SA	161,300	1,474,907
TOTAL COLOMBIA		1,474,907
Czech Republic (0.6%)
Electric Utilities (0.6%)
CEZ AS	32,800	1,491,931
TOTAL CZECH REPUBLIC		1,491,931
Egypt (0.5%)
Diversified Telecommunication Services (0.5%)
Orascom Telecom Holding SAE	18,300	1,202,375
TOTAL EGYPT		1,202,375
Hong Kong (3.1%)
Oil & Gas (0.8%)
CNOOC, Ltd.	2,122,000	2,009,286
Real Estate (0.8%)
China Resources Land, Ltd.§	1,546,000	1,839,669
Wireless Telecommunication Services (1.5%)
China Mobile (Hong Kong), Ltd.	426,500	3,685,111
TOTAL HONG KONG		7,534,066
Hungary (0.4%)
Oil & Gas (0.4%)
Falcon Oil & Gas, Ltd.*	289,700	950,979
TOTAL HUNGARY		950,979
India (6.2%)
Automobiles (0.4%)
Mahindra & Mahindra, Ltd.	48,400	993,821

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Diversified Financials (0.6%)
ICICI Bank, Ltd. ADR	34,000	$1,419,160
Reliance Capital, Ltd.	2,620	35,915
		1,455,075
Diversified Telecommunication Services (0.5%)
Bharti Airtel, Ltd.*	87,600	1,247,102
Electric Utilities (0.0%)
Reliance Energy, Ltd.	3,930	46,029
Electrical Equipment (0.4%)
Bharat Heavy Electricals, Ltd.	20,000	1,035,968
Energy Equipment & Services (0.6%)
Niko Resources, Ltd.	21,000	1,504,125
Gas Utilities (0.3%)
Gail India, Ltd.	114,500	675,716
Industrial Conglomerates (0.5%)
Grasim Industries, Ltd.	19,900	1,253,075
IT Consulting & Services (1.6%)
Infosys Technologies, Ltd. ADR§	46,600	2,542,496
Tata Consultancy Services, Ltd.	45,244	1,247,177
		3,789,673
Materials (0.4%)
Hindalco Industries, Ltd.	221,500	873,172
Oil & Gas (0.6%)
Reliance Industries, Ltd. GDR Rule 144A‡	25,900	1,489,250
Reliance Natural Resources, Ltd. Series L*	52,400	26,182
		1,515,432
Wireless Telecommunication Services (0.3%)
Reliance Communication Ventures, Ltd.*	52,400	557,551
TOTAL INDIA		14,946,739
Indonesia (2.1%)
Banks (1.0%)
PT Bank Internasional Indonesia	8,755,500	235,869
PT Bank Mandiri	7,241,000	2,346,378
		2,582,247
Wireless Telecommunication Services (1.1%)
PT Telekomunikasi Indonesia	2,293,500	2,584,978
TOTAL INDONESIA		5,167,225
Israel (2.3%)
Electronic Equipment & Instruments (0.4%)
Orbotech, Ltd.*	39,400	1,002,336
Insurance (0.6%)
Harel Insurance Investments, Ltd.	26,900	1,458,406

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Internet Software & Services (0.5%)
Check Point Software Technologies, Ltd.*	52,100	$1,142,032
Pharmaceuticals (0.8%)
Teva Pharmaceutical Industries, Ltd. ADR	65,800	2,045,064
TOTAL ISRAEL		5,647,838
Kazakhstan (0.9%)
Oil & Gas (0.9%)
KazMunaiGas Exploration Production GDR*	86,930	2,126,308
TOTAL KAZAKHSTAN		2,126,308
Luxembourg (0.6%)
Energy Equipment & Services (0.6%)
Tenaris SA ADR	30,000	1,496,700
TOTAL LUXEMBOURG		1,496,700
Malaysia (2.2%)
Diversified Financials (0.9%)
AMMB Holdings Berhad	2,417,500	2,171,841
Food Products (0.7%)
IOI Corporation Berhad	340,100	1,773,147
Hotels, Restaurants & Leisure (0.6%)
Genting Berhad	138,100	1,290,950
TOTAL MALAYSIA		5,235,938
Mexico (5.3%)
Beverages (0.6%)
Fomento Economico Mexicano SA de CV ADR	12,777	1,479,066
Construction Materials (0.9%)
Cemex SA de CV ADR*	64,542	2,186,683
Household Durables (0.5%)
Consorcio ARA SA de CV§	179,700	1,219,920
Metals & Mining (0.4%)
Grupo Mexico SA de CV Series B§	292,050	1,068,189
Real Estate (0.7%)
Urbi Desarrollos Urbanos SA de CV*	435,372	1,568,270
Transportation Infrastructure (0.6%)
Grupo Aeroportuario del Pacifico SA de CV ADR	34,900	1,367,731
Wireless Telecommunication Services (1.6%)
America Movil SA de CV ADR Series L	65,474	2,960,734
America Telecom SA de CV Class A1*§	98,800	898,854
		3,859,588
TOTAL MEXICO		12,749,447
Russia (9.9%)
Banks (1.5%)
Sberbank RF	1,040	3,580,418

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Commercial Services & Supplies (0.1%)
OAO TMK GDR Rule 144A*‡	4,258	$149,030
Industrial Conglomerates (0.9%)
Mining and Metallurgical Company Norilsk Nickel ADR	13,700	2,164,600
Oil & Gas (6.3%)
Gazprom	549,714	6,306,406
Gazprom ADR	53,000	2,420,539
Lukoil ADR	75,100	6,563,740
		15,290,685
Wireless Telecommunication Services (1.1%)
OAO Vimpel Communications ADR*§	34,900	2,755,355
TOTAL RUSSIA		23,940,088
South Africa (7.5%)
Banks (1.8%)
FirstRand, Ltd.§	567,482	1,781,034
Standard Bank Group, Ltd.	194,939	2,604,953
		4,385,987
Diversified Financials (0.4%)
African Bank Investments, Ltd.	244,800	990,497
Diversified Telecommunication Services (0.4%)
Telkom South Africa, Ltd.	44,700	894,751
Electronic Equipment & Instruments (0.7%)
Reunert, Ltd.§	148,100	1,713,344
Food Products (0.5%)
Tiger Brands, Ltd.	45,200	1,094,953
Insurance (0.5%)
Liberty Group, Ltd.	103,600	1,216,011
Metals & Mining (1.0%)
Anglo Platinum, Ltd.§	20,300	2,461,488
Oil & Gas (1.0%)
Sasol	64,400	2,358,658
Specialty Retail (1.2%)
Edgars Consolidated Stores, Ltd.	285,960	1,579,617
JD Group, Ltd.§	126,900	1,432,302
		3,011,919
TOTAL SOUTH AFRICA		18,127,608
South Korea (14.9%)
Automobiles (0.5%)
Hyundai Motor Company, Ltd.*	16,010	1,157,011

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Banks (2.4%)
Kookmin Bank*	33,510	$2,694,271
Korea Exchange Bank*§	152,300	2,094,895
Shinhan Financial Group Company, Ltd.*	18,350	937,231
		5,726,397
Beverages (0.9%)
Hite Brewery Company, Ltd.*	16,500	2,112,798
Construction & Engineering (1.5%)
GS Engineering & Construction Corp.*	16,210	1,440,289
Hyundai Development Co.*	38,360	2,342,847
		3,783,136
Electric Utilities (1.1%)
Korea Electric Power Corp.*	57,500	2,621,505
Metals & Mining (1.1%)
POSCO ADR§	33,700	2,785,979
Multiline Retail (1.5%)
Hyundai Department Store Company, Ltd.*	19,069	1,715,741
Lotte Shopping Company, Ltd.*	4,600	1,913,081
		3,628,822
Semiconductor Equipment & Products (4.9%)
Samsung Electronics Company, Ltd.	17,961	11,782,564
Tobacco (0.6%)
KT&G Corp.*§	24,360	1,479,936
Wireless Telecommunication Services (0.4%)
SK Telecom Company, Ltd.	4,300	1,028,008
TOTAL SOUTH KOREA		36,106,156
Taiwan (11.9%)
Banks (1.5%)
Chinatrust Financial Holding Company, Ltd.	2,679,760	2,234,007
SinoPac Financial Holdings Company, Ltd.	2,680,000	1,433,600
		3,667,607
Computers & Peripherals (0.3%)
High Tech Computer Corp.	37,000	729,778
Construction Materials (0.9%)
Asia Cement Corp.	2,278,800	2,157,661
Diversified Telecommunication Services (0.5%)
Chunghwa Telecom Company, Ltd.	682,380	1,267,977
Electronic Equipment & Instruments (2.1%)
Hon Hai Precision Industry Company, Ltd.	707,696	5,035,328
Food & Drug Retailing (0.7%)
President Chain Store Corp.	700,000	1,689,328

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Food Products (0.8%)
Uni-President Enterprises Corp.	1,880,000	$1,872,135
Insurance (2.1%)
Cathay Financial Holding Company, Ltd.	898,943	2,038,320
China Life Insurance Company, Ltd.*	1,910,000	1,028,835
Shin Kong Financial Holding Company, Ltd.	1,799,495	1,933,270
		5,000,425
Metals & Mining (0.7%)
China Steel Corp.	1,563,850	1,658,972
Semiconductor Equipment & Products (2.3%)
MediaTek, Inc.	32,000	329,546
Taiwan Semiconductor Manufacturing Company, Ltd.	2,610,330	5,359,480
		5,689,026
TOTAL TAIWAN		28,768,237
Thailand (1.6%)
Banks (0.9%)
Krung Thai Bank Public Company, Ltd.	4,415,500	1,509,487
Siam City Bank Public Company, Ltd.	1,541,500	770,482
		2,279,969
Construction & Engineering (0.1%)
Italian - Thai Development Public Company, Ltd.	1,408,300	210,369
Real Estate (0.6%)
Land and Houses Public Company, Ltd.	7,674,600	1,373,125
TOTAL THAILAND		3,863,463
Turkey (1.0%)
Banks (0.9%)
Akbank T.A.S.	230,709	1,383,362
Turkiye Garanti Bankasi AS	240,733	786,348
		2,169,710
Wireless Telecommunication Services (0.1%)
Turkcell Iletisim Hizmetleri AS	64,173	314,300
TOTAL TURKEY		2,484,010
Zambia (0.5%)
Metals & Mining (0.5%)
First Quantum Minerals, Ltd.	22,400	1,207,871
TOTAL ZAMBIA		1,207,871
TOTAL COMMON STOCKS (Cost $137,114,466)		214,293,422

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
PREFERRED STOCKS (6.7%)
Brazil (6.7%)
Banks (1.5%)
Banco Bradesco SA	33,900	$1,373,466
Banco Itau Holding Financeira SA	63,100	2,287,560
		3,661,026
Beverages (0.3%)
Companhia de Bebidas das Americas ADR	16,000	780,800
Diversified Telecommunication Services (0.8%)
Telemar Norte Leste SA Class A	47,900	1,090,370
Telesp - Telecomunicacoes de Sao Paulo SA	32,400	834,660
		1,925,030
Industrial Conglomerates (1.0%)
Bradespar SA	18,400	870,445
Itausa - Investimentos Itau SA	281,722	1,440,939
		2,311,384
Metals & Mining (1.5%)
Companhia Vale do Rio Doce ADR	137,300	3,604,125
Oil & Gas (1.1%)
Petroleo Brasileiro SA - Petrobras ADR	24,800	2,554,152
Road & Rail (0.5%)
All America Latina Logistica	125,800	1,306,316
TOTAL PREFERRED STOCKS (Cost $7,725,108)		16,142,833
RIGHTS (0.0%)
Thailand (0.0%)
Diversified Telecommunication Services (0.0%)
True Corporation Public Company, Ltd. strike price THB 20.60, expires 04/03/08*^ (Cost $0)	50,021	0
SHORT-TERM INVESTMENTS (15.8%)
State Street Navigator Prime Portfolio§§	26,723,333	$26,723,333
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 1/02/07	$11,462	11,462,000
TOTAL SHORT-TERM INVESTMENTS (Cost $38,185,333)		38,185,333
TOTAL INVESTMENTS AT VALUE (110.9%) (Cost $183,024,907)		268,621,588
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.9%)		(26,302,989)
NET ASSETS (100.0%)		$242,318,599

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Emerging Markets Portfolio

Schedule of Investments (continued)

December 31, 2006

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

*  Non-income producing security.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to a value of $2,920,461 or 1.2% of net assets.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Emerging Markets Portfolio

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value, including collateral for securities on loan of $26,723,333 (Cost $183,024,907) (Note 2)	$268,621,588[1]
Cash	71
Foreign currency at value (Cost $521,104)	519,469
Dividend and interest receivable	470,356
Receivable for portfolio shares sold	140,856
Prepaid expenses and other assets	15,968
Total Assets	269,768,308
Liabilities
Advisory fee payable (Note 3)	207,882
Administrative services fee payable (Note 3)	34,976
Payable upon return of securities loaned (Note 2)	26,723,333
Deferred foreign tax liability (Note 2)	246,098
Payable for portfolio shares redeemed	34,854
Other accrued expenses payable	202,566
Total Liabilities	27,449,709
Net Assets
Capital stock, $0.001 par value (Note 6)	11,088
Paid-in capital (Note 6)	131,496,749
Undistributed net investment income	1,830,087
Accumulated net realized gain on investments and foreign currency transactions	23,624,370
Net unrealized appreciation from investments and foreign currency translations	85,356,305
Net Assets	$242,318,599
Shares outstanding	11,088,475
Net asset value, offering price, and redemption price per share	$21.85

1  Including $25,242,777 of securities on loan

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Emerging Markets Portfolio

Statement of Operations

For the Year Ended December 31, 2006

Investment Income (Note 2)
Dividends	$5,675,580
Interest	133,573
Securities lending	113,413
Foreign taxes withheld	(625,774)
Total investment income	5,296,792
Expenses
Investment advisory fees (Note 3)	2,653,175
Administrative services fees (Note 3)	329,893
Custodian fees	226,619
Printing fees (Note 3)	67,336
Audit and tax fees	34,209
Legal fees	22,465
Insurance expense	15,137
Transfer agent fees	7,253
Commitment fees (Note 4)	5,547
Registration fees	4,267
Interest expense (Note 4)	3,409
Trustees' fees	3,000
Miscellaneous expense	26,830
Total expenses	3,399,140
Less: fees waived (Note 3)	(487,030)
Net expenses	2,912,110
Net investment income	2,384,682
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments (including Thailand Capital Gain Tax of $62,502)	24,527,296
Net realized loss from foreign currency transactions	(385,798)
Net change in unrealized appreciation (depreciation) from investments	32,789,788
Net change in unrealized appreciation (depreciation) from foreign currency translations	(124,455)
Net realized and unrealized gain from investments and foreign currency related items	56,806,831
Net increase in net assets resulting from operations	$59,191,513

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Emerging Markets Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment income	$2,384,682	$1,501,833
Net realized gain from investments and foreign currency transactions	24,141,498	8,210,795
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	32,665,333	26,149,109
Net increase in net assets resulting from operations	59,191,513	35,861,737
From Dividends and Distributions
Dividends from net investment income	(1,180,743)	(986,165)
Distributions from net realized gains	(2,900,006)	—
Net decrease in net assets resulting from dividends and distributions	(4,080,749)	(986,165)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	53,674,806	67,779,637
Reinvestment of dividends and distributions	4,080,749	986,165
Net asset value of shares redeemed	(56,737,879)	(32,675,340)
Net increase in net assets from capital share transactions	1,017,676	36,090,462
Net increase in net assets	56,128,440	70,966,034
Net Assets
Beginning of year	186,190,159	115,224,125
End of year	$242,318,599	$186,190,159
Undistributed net investment income	$1,830,087	$953,171

See Accompanying Notes to Financial Statements.
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Credit Suisse Trust — Emerging Markets Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$16.82	$13.25	$10.63	$7.44	$8.43
INVESTMENT OPERATIONS
Net investment income	0.21	0.14	0.12	0.07	0.01
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	5.19	3.53	2.53	3.12	(0.98)
Total from investment operations	5.40	3.67	2.65	3.19	(0.97)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.11)	(0.10)	(0.03)	—	(0.02)
Distributions from net realized gains	(0.26)	—	—	—	—
Total dividends and distributions	(0.37)	(0.10)	(0.03)	—	(0.02)
Net asset value, end of year	$21.85	$16.82	$13.25	$10.63	$7.44
Total return[1]	32.51%	27.84%	25.02%	42.88%	(11.56)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$242,319	$186,190	$115,224	$73,782	$43,867
Ratio of expenses to average net assets	1.36%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	1.11%	1.11%	1.21%	0.94%	0.13%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.23%	0.25%	0.29%	0.41%	0.44%
Portfolio turnover rate	80%	77%	121%	167%	128%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Emerging Markets Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

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Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

23

Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2006, the Portfolio had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse–advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2006, total earnings from the Portfolio's investment in cash collateral received in connection with securities

24

Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

lending arrangements was $726,388, of which $600,280 was rebated to borrowers (brokers). The Portfolio retained $113,413 in income from the cash collateral investment, and SSB, as lending agent, was paid $12,695. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse was entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. Effective March 1, 2006, Credit Suisse agreed to voluntarily waive part of its investment advisory fee from 1.25% to 1.20%. Effective October 1, 2006, the Portfolio pays Credit Suisse for its advisory services a fee that consists of

25

Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.20% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period will generally be 36 months. During the period from October 1, 2006 through September 30, 2007, only the Base Fee will apply to the Portfolio. The fee adjustment will go into effect on October 1, 2007. After 12 months have passed, the measurement period will be equal to the number of months that have elapsed since October 1, 2006 until 36 months has passed, after which the measurement period will become 36 months. The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the MSCI Emerging Markets Free Index, the Portfolio's benchmark index (the "Index"), is 1.00% or greater (plus or minus) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). The investment performance of the Portfolio for the performance measurement period is used to calculate the Portfolio's Performance Adjustment. After Credit Suisse determines whether the Portfolio's performance was above or below the Index by comparing the investment performance of the Portfolio against the investment record of the Index, Credit Suisse will apply the Performance Adjustment (positive or negative) across the Portfolio.

The following table shows the structure of the Performance Adjustment. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Index is 1.00% or greater (plus or minus) during the applicable performance measurement period.

	Annualized Return (Net of Expenses) Relative to Index	Performance Adjustment
	Over 2.00%	+0.20%
	1.00% to 2.00%	+0.10%
Base Fee plus/minus	0.00% to 1.00%	None
	0.00% to -1.00%	None
	-1.00% to -2.00%	-0.10%
	Over -2.00%	-0.20%

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Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

For the year ended December 31, 2006, investment advisory fees earned and voluntarily waived were $2,653,175 and $487,030, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at anytime.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), affiliates of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisers"). Credit Suisse U.K's and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $212,460.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $117,433.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $3,816 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit

27

Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 4. Line of Credit

Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, the Portfolio had no loans outstanding. During the year ended December 31, 2006, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$3,041,000	5.766%	$4,189,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $167,365,462 and $171,019,614, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Shares sold	2,834,504	4,677,861
Shares issued in reinvestment of dividends and distributions	225,705	66,097
Shares redeemed	(3,040,925)	(2,371,979)
Net increase	19,284	2,371,979

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
6	92%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

28

Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

The tax characteristics of dividends and distributions paid during the years ended December 31, 2006, and 2005, respectively, for the Portfolio were as follows:

Ordinary Income		Long – Term Capital Gain
2006	2005	2006	2005
$1,930,716	$986,165	$2,150,033	$—

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred due to wash sales, post-October losses and the mark-to-market income from Passive Foreign Investment Companies.

At December 31, 2006, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$10,112,983
Accumulated net realized gains	16,650,218
Unrealized appreciation	84,060,424
Deferral of Post - October currency losses	(12,863)
$110,810,762

Under current tax law, certain currency losses realized after October 31 within a taxable year may be deferred and treated as occuring on the first day of the following tax year. For the tax period ended December 31, 2006, the Portfolio elected to defer net losses arising between November 1, 2006 and December 31, 2006 as follows:

Currency
$12,863

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $184,320,788, $85,977,047, $(1,676,247) and $84,300,800, respectively.

At December 31, 2006, the Portfolio reclassified $327,023 from undistributed net investment income to accumulated net realized gain from investments, to adjust for current year permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions, realized

29

Credit Suisse Trust — Emerging Markets Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

capital gains tax and the sale of Passive Foreign Investment Companies. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

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Credit Suisse Trust — Emerging Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Emerging Markets Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

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Credit Suisse Trust — Emerging Markets Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 14-15, 2006, considered the following factors with respect to the Emerging Markets Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the current contractual advisory fee with a base rate of 1.20% for the Portfolio plus a variable performance adjustment fee based upon the Portfolio's performance relative to its benchmark during a performance adjustment period ("Contractual Advisory Fee"), in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"). In addition, the Board noted that the compensation paid to Credit Suisse U.K. and Credit Suisse Australia (collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

The Board considered that it and Portfolio shareholders had approved a new Investment Advisory Agreement between the Trust and Credit Suisse with respect to the Portfolio that became effective in August 2006. Under the new agreement, the advisory fee structure for the Portfolio was revised to provide for a base fee for the Portfolio at the rate of 1.20% of the average daily net assets of the Portfolio (reduced from the advisory fee rate of 1.25% of the average daily net assets that had been in effect prior to that date), and a performance-based adjustment that will increase or decrease the base fee depending on whether the Portfolio's total return performance exceeds or lags the Portfolio's benchmark index, which is currently the MSCI Emerging Markets Free Index. The performance-fee adjustment ("Performance Adjustment") is calculated by applying a variable rate of up to 0.20% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period, generally 36 months. The Board noted that the Performance Adjustment of the Contractual Advisory Fee will go into effect in October 2007.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

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Credit Suisse Trust — Emerging Markets Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their expertise in managing the types of global investments that the Portfolio utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse's United Kingdom and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. and Credit Suisse Australia expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Portfolio to obtain the best price and execution on trades in international markets.

Portfolio Performance

The Board received and considered the performance results of the Portfolio, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

33

Credit Suisse Trust — Emerging Markets Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Advisers' method for allocating portfolio investment opportunities among their advisory clients.

34

Credit Suisse Trust — Emerging Markets Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•  The Board noted that while the Contractual Advisory Fee was above the median for the Expense Group, the Contractual Advisory Fee reflected a reduction from the contractual fee previously in effect for the Portfolio.

•  The Board was aware that the Portfolio's performance was below most funds in the Performance Group and the Performance Universe for all periods. The Board noted that the new base fee and performance-based fee structure had been adopted to more closely align Credit Suisse's interests with the interests of the Portfolio's shareholders, which could result in improved investment performance over time for the benefit of all shareholders. The Board would continue to monitor steps taken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the amount of the Contractual Advisory Fee, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

35

Credit Suisse Trust — Emerging Markets Portfolio

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since 1999	Currently retired	31	None

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

36

Credit Suisse Trust — Emerging Markets Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

37

Credit Suisse Trust — Emerging Markets Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer, Vice President and Secretary	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

38

Credit Suisse Trust — Emerging Markets Portfolio

Tax Information Letter

December 31, 2006 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate Shareholders should note for the year ended December 31, 2006, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 0%.

Important Tax Information for Shareholders

During the year ended December 31, 2006, the Portfolio declared $2,150,033 in dividends that were designated as long-term capital gains dividends.

39

Credit Suisse Trust — Emerging Markets Portfolio

Shareholder Meeting Results (unaudited)

A special meeting of shareholders of the Credit Suisse Trust — Emerging Markets Portfolio (the "Portfolio") was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on May 19, 2006 and adjourned to August 11, 2006. The following matter was voted upon by the shareholders of the Portfolio and the results are presented below. Shares delivered not voted are included in the total for the proposal.

1. Approval of an Amended Investment Advisory Agreement:

	Shares	% of Total Shares Outstanding	% of Total Shares Voted
For	8,026,343	67.58%	84.30%
Against	1,145,670	9.65%	12.03%
Abstain	349,334	2.94%	3.67%

40

Credit Suisse Trust — Emerging Markets Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

41

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TREMK-AR-1206

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■  GLOBAL SMALL CAP PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Global Small Cap Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 17, 2007

Dear Shareholder:

For the year ended December 31, 2006, Credit Suisse Trust — Global Small Cap Portfolio1 (the "Portfolio") had a gain of 13.28%, versus an increase of 15.78% for the Morgan Stanley Capital International World Small Cap Index.2

Market Review: A Strong, if Volatile Market

Overall, the global market environment was strong for the 12-month period ended December 31, 2006. The market, however, was very volatile. Small companies outperformed during the first calendar quarter, reached their peaks in May, and were subsequently hurt by a severe sell off. This occurrence was largely triggered by worries over U.S. inflation and rising global interest rates. These concerns have eased a little as the Federal Reserve has halted rate increases, although elsewhere rates continue to rise. On balance, the weakness of the dollar has continued to bolster the local currency returns of international markets and boost the profits of U.S. companies with substantial overseas operations. Additionally, in the United States, the decline of oil and gasoline prices in recent months from historic highs has helped to strengthen returns in the last quarter.

Overall, small companies performed extremely well during the first half of the year, only to lose their gains from May through August. Subsequently, they rebounded and the MSCI World Small Cap Index finished the year up 15.78%.

Strategic Review and Outlook: Looking to Traditional Growth Sectors for the Future

For the year ended December 31, 2006, the Portfolio returned 13.28% compared to 15.78% for the MSCI World Small Cap Index. Internationally, Europe, the United Kingdom and Australia all produced bumper returns, with a continuing increase in activity in Continental Europe driving demand for stocks. The UK saw a noticeable pickup in takeover activity and Australia benefited from the recent surge in commodity prices. One market that struggled during the year was Japan, where weak consumer spending has put domestic profits under pressure relative to exporters. Share prices have fallen to attractive levels and we used this weakness to increase our exposure, particularly in high-value-added technology companies. We concurrently took profits in some of the other better performing Asian markets.

The best performing U.S. sectors in the Portfolio during the 12-month period were healthcare and technology. Strong stock selection in technology and healthcare contributed to the Portfolio's performance, while stock selection challenges in energy detracted from performance.

At an international sector level, industrials and healthcare stocks were the key contributors to Portfolio performance — with industrials particularly benefiting

Credit Suisse Trust — Global Small Cap Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

from the increased activity outside the United States. Detracting from performance was an overweight in information technology, where competition seems to have intensified. Further reducing overall portfolio performance was a global underweight in financials, where the impact of rising asset prices was greater than expected.

Going forward, we would expect to see renewed performance in more traditional growth sectors as the market returns to rewarding those companies with more consistent, sustainable earnings growth.

Effective December 1, 2006, the investment strategy used for the U.S. equity portion of the Portfolio's assets changed to a quantitative approach. The Credit Suisse Quantitative Strategies Group is responsible for the portfolio management of the U.S. equity portion of the Portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. U.S. equity securities for the Portfolio are now selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The remainder of the Portfolio's assets will continue to be managed using the investment strategy described in the Prospectus. Crispin Finn remains the portfolio manager on the non-U.S. portion of the Portfolio. For more information, please see the Portfolio's prospectus.

Sincerely,

Crispin Finn

Joseph Cherian

William Weng

Todd Jablonski

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Because of the nature of the Portfolio's investments in start-up and other small companies and certain aggressive strategies it may use, an investment in the Portfolio may be more volatile and less liquid than investments in larger companies and may not be appropriate for all investors.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Trust — Global Small Cap Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Global Small Cap Portfolio1 and the
MSCI World Small Cap Index2 for Ten Years.

Credit Suisse Trust — Global Small Cap Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Average Annual Returns as of December 31, 20061

1 Year	5 Years	10 Years	Since Inception[3]
13.28%	8.57%	5.59%	5.19%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets. Index returns are price only and do not reflect the reinvestment of dividends. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date 9/30/96.

Credit Suisse Trust — Global Small Cap Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Global Small Cap Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,090.70
Expenses Paid per $1,000*	$7.38
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,018.15
Expenses Paid per $1,000*	$7.12
Annualized Expense Ratios*	1.40%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company seperate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Trust — Global Small Cap Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments

December 31, 2006

	Number of Shares	Value
COMMON STOCKS (97.4%)
Australia (4.8%)
Banks (0.6%)
Bendigo Bank, Ltd.§	67,000	$734,815
Commercial Services & Supplies (0.3%)
Iress Market Technology, Ltd.§	55,000	302,837
Diversified Financials (2.6%)
Austbrokers Holdings, Ltd.	312,000	1,047,976
Australian Infrastructure Fund§	256,000	544,073
Babcock & Brown Infrastructure Group§	419,192	613,624
Mortgage Choice, Ltd.	395,000	831,044
		3,036,717
Machinery (0.4%)
Emeco Holdings, Ltd.*	329,000	473,961
Media (0.9%)
Seven Network, Ltd.	67,000	595,135
STW Communications Group, Ltd.§	205,000	527,773
		1,122,908
TOTAL AUSTRALIA		5,671,238
Belgium (1.3%)
Healthcare Equipment & Supplies (1.3%)
Omega Pharma SA	19,950	1,499,675
TOTAL BELGIUM		1,499,675
Bermuda (0.4%)
Household Durables (0.1%)
Helen of Troy, Ltd.*§	2,000	48,520
Insurance (0.3%)
Max Re Capital, Ltd.§	15,900	394,638
TOTAL BERMUDA		443,158
China (2.7%)
Airlines (1.3%)
Air China, Ltd. Series H§	3,000,000	1,616,973
Communications Equipment (1.4%)
ZTE Corp. Series H§	352,800	1,622,283
TOTAL CHINA		3,239,256
Denmark (1.2%)
Household Durables (1.2%)
Bang & Olufsen AS B Shares§	11,600	1,490,480
TOTAL DENMARK		1,490,480
Finland (0.6%)
Communications Equipment (0.6%)
Elcoteq SE	54,150	697,546
TOTAL FINLAND		697,546

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
France (1.6%)
Hotels, Restaurants & Leisure (0.2%)
Elior*§	12,109	$239,959
Real Estate (1.4%)
Nexity	23,650	1,708,120
TOTAL FRANCE		1,948,079
Germany (8.1%)
Building Products (1.3%)
Pfleiderer AG§	57,300	1,539,555
Commercial Services & Supplies (1.0%)
CeWe Color Holding AG	28,500	1,237,698
Diversified Financials (1.6%)
AWD Holding AG§	44,000	1,852,858
Energy Equipment & Services (0.4%)
Q-Cells AG*§	9,474	423,716
Machinery (1.2%)
IWKA AG*§	58,000	1,476,394
Real Estate (1.0%)
Vivacon AG*	35,000	1,162,473
Specialty Retail (1.6%)
Fielmann AG§	30,600	1,967,964
TOTAL GERMANY		9,660,658
Japan (15.8%)
Auto Components (1.8%)
NHK Spring Company, Ltd.§	96,000	1,005,596
Nippon Seiki Company, Ltd.	50,000	1,168,560
		2,174,156
Chemicals (3.2%)
Kuraray Company, Ltd.	194,000	2,285,405
Toho Tenax Company, Ltd.*§	219,000	1,464,337
		3,749,742
Commercial Services & Supplies (0.6%)
Take and Give Needs Company, Ltd.§	895	700,330
Computers & Peripherals (1.2%)
Melco Holdings, Inc.§	51,300	1,430,835
Distribution & Wholesale (0.3%)
Happinet Corp.	21,100	334,909
Diversified Financials (1.3%)
Asset Managers Company, Ltd.§	440	870,174
OMC Card, Inc.§	87,100	681,597
		1,551,771

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Japan
Electronic Equipment & Instruments (1.5%)
Nidec Corp.	11,500	$888,915
Nihon Dempa Kogyo Company, Ltd.§	22,500	925,865
		1,814,780
Food Products (0.5%)
Mitsui Sugar Company, Ltd.§	199,000	647,200
Hotels, Restaurants & Leisure (0.8%)
Round One Corp.§	309	910,391
Internet & Catalog Retail (0.6%)
Belluna Company, Ltd.	50,200	744,947
Internet Software & Services (1.3%)
ACCA Networks Company, Ltd.	206	372,130
SBI Holdings, Inc.§	3,375	1,133,430
		1,505,560
Machinery (1.2%)
Sodick Company, Ltd.	159,800	1,459,952
Specialty Retail (1.5%)
USS Company, Ltd.	19,250	1,251,521
Village Vanguard Company, Ltd.	109	535,774
		1,787,295
TOTAL JAPAN		18,811,868
Netherlands (2.3%)
Commercial Services & Supplies (0.1%)
Tele Atlas NV*§	6,744	141,682
Electronic Equipment & Instruments (0.7%)
Gemalto NV*§	34,200	847,058
Semiconductor Equipment & Products (1.5%)
ASM International NV*§	84,000	1,762,033
TOTAL NETHERLANDS		2,750,773
Norway (2.7%)
Electronic Equipment & Instruments (1.7%)
Tandberg ASA	138,730	2,084,231
Machinery (1.0%)
Tomra Systems ASA§	172,000	1,181,285
TOTAL NORWAY		3,265,516
Puerto Rico (0.2%)
Banks (0.2%)
First BanCorp.	22,000	209,660
TOTAL PUERTO RICO		209,660

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Sweden (4.2%)
Commercial Services & Supplies (1.0%)
Observer AB*	216,000	$1,218,463
Healthcare Equipment & Supplies (1.5%)
Getinge AB Class B	77,200	1,728,917
Machinery (1.7%)
Alfa Laval AB	45,000	2,024,625
TOTAL SWEDEN		4,972,005
Switzerland (3.1%)
Biotechnology (1.3%)
Actelion, Ltd.*	6,899	1,513,302
Machinery (1.8%)
Georg Fischer AG*	3,420	2,207,100
TOTAL SWITZERLAND		3,720,402
United Kingdom (9.7%)
Commercial Services & Supplies (4.2%)
Enterprise PLC	140,000	1,490,566
Michael Page International PLC	200,000	1,765,655
Serco Group PLC	240,000	1,789,562
		5,045,783
Diversified Financials (1.2%)
Melrose PLC	400,000	1,406,755
Industrial Conglomerates (2.2%)
Intertek Group PLC	100,000	1,627,563
Synergy Healthcare PLC	81,215	1,058,797
		2,686,360
Insurance (0.7%)
Amlin PLC	130,000	825,278
Road & Rail (1.4%)
Arriva PLC	110,000	1,638,364
TOTAL UNITED KINGDOM		11,602,540
United States (38.7%)
Aerospace & Defense (0.2%)
Armor Holdings, Inc.*	2,900	159,065
United Industrial Corp.§	800	40,600
		199,665
Airlines (0.5%)
Alaska Air Group, Inc.*§	4,400	173,800
ExpressJet Holdings, Inc.*§	18,500	149,850
Skywest, Inc.§	9,600	244,896
		568,546

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
United States
Auto Components (0.3%)
Accuride Corp.*§	8,200	$92,332
American Axle & Manufacturing Holdings, Inc.§	12,900	244,971
Superior Industries International, Inc.§	3,300	63,591
		400,894
Banks (2.2%)
Boston Private Financial Holdings, Inc.§	1,500	42,315
Center Financial Corp.§	1,900	45,543
Citizens Banking Corp.§	1,500	39,750
Community Bancorp*§	2,900	87,551
Corus Bankshares, Inc.	11,400	262,998
First Niagara Financial Group, Inc.§	4,600	68,356
FirstFed Financial Corp.*§	7,200	482,184
Hanmi Financial Corp.	8,100	182,493
Independent Bank Corp.§	3,600	91,044
Nara Bancorp, Inc.	4,500	94,140
Placer Sierra Bancshares§	7,800	185,406
Prosperity Bancshares, Inc.	5,800	200,158
Southwest Bancorp, Inc.§	1,600	44,576
Sterling Bancshares, Inc.§	14,850	193,347
Sterling Financial Corp.	1,400	47,334
TierOne Corp.	1,500	47,415
Umpqua Holdings Corp.§	5,400	158,922
Whitney Holding Corp.§	4,200	137,004
Wilshire Bancorp, Inc.§	8,500	161,245
		2,571,781
Biotechnology (1.5%)
Albany Molecular Research, Inc.*§	11,700	123,552
Alkermes, Inc.*§	13,200	176,484
Cubist Pharmaceuticals, Inc.*	4,800	86,928
Digene Corp.*	3,300	158,136
Kendle International, Inc.*	1,900	59,755
LifeCell Corp.*§	14,400	347,616
Pharmanet Development Group, Inc.*§	4,000	88,280
Savient Pharmaceuticals, Inc.*	8,300	93,043
United Therapeutics Corp.*	5,300	288,161
ViroPharma, Inc.*	25,400	371,856
		1,793,811
Building Products (0.7%)
American Woodmark Corp.§	6,300	263,655
Lamson & Sessions Co.*§	8,900	215,914
NCI Building Systems, Inc.*	1,800	93,150
PW Eagle, Inc.§	7,400	255,300
		828,019

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
United States
Chemicals (0.5%)
CF Industries Holdings, Inc.	1,800	$46,152
Georgia Gulf Corp.§	12,400	239,444
H.B. Fuller Co.	4,200	108,444
Olin Corp.§	5,200	85,904
PolyOne Corp.*	17,000	127,500
W.R. Grace & Co.*§	2,200	43,560
		651,004
Commercial Services & Supplies (1.9%)
Administaff, Inc.§	4,700	201,019
Banta Corp.	4,900	178,360
BISYS Group, Inc.*§	8,700	112,317
Deluxe Corp.	3,200	80,640
Headwaters, Inc.*§	7,600	182,096
Heidrick & Struggles International, Inc.*	5,300	224,508
ICT Group, Inc.*	1,500	47,385
Kelly Services, Inc. Class A§	4,900	141,806
Korn/Ferry International*§	8,500	195,160
Labor Ready, Inc.*	11,400	208,962
Navigant Consulting, Inc.*	2,400	47,424
PHH Corp.*	4,700	135,689
Pre-Paid Legal Services, Inc.*	1,700	66,521
Valassis Communications, Inc.*§	7,400	107,300
Vertrue, Inc.*§	8,400	322,644
		2,251,831
Communications Equipment (1.3%)
Arris Group, Inc.*§	15,400	192,654
Brocade Communications Systems, Inc.*§	52,200	428,562
Comtech Telecommunications Corp.*	3,800	144,666
Emulex Corp.*	19,500	380,445
Sonus Networks, Inc.*	7,300	48,107
Symmetricom, Inc.*§	11,100	99,012
UTStarcom, Inc.*	26,100	228,375
		1,521,821
Computers & Peripherals (0.6%)
Hutchinson Technology, Inc.*§	5,300	124,921
Komag, Inc.*§	11,700	443,196
Palm, Inc.*§	13,600	191,624
		759,741
Construction & Engineering (0.0%)
Granite Construction, Inc.	800	40,256
Distribution & Wholesale (0.1%)
Brightpoint, Inc.*§	7,540	101,413

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
United States
Diversified Financials (1.8%)
ASTA Funding, Inc.§	4,200	$127,848
Cash America International, Inc.§	5,000	234,500
EZCORP, Inc. Class A*	2,900	47,125
First Cash Financial Services, Inc.*	5,400	139,698
Knight Capital Group, Inc. Class A*	12,600	241,542
MCG Capital Corp.	9,700	197,104
Piper Jaffray Companies, Inc.*	3,800	247,570
Portfolio Recovery Associates, Inc.*§	5,500	256,795
SWS Group, Inc.§	7,800	278,460
Texas Capital Bancshares, Inc.*§	3,200	63,616
World Acceptance Corp.*	5,400	253,530
		2,087,788
Diversified Telecommunication Services (0.2%)
CT Communications, Inc.	10,100	231,492
Electric Utilities (0.8%)
Cleco Corp.	20,000	504,600
El Paso Electric Co.*§	7,600	185,212
Empire District Electric Co.	4,000	98,760
Unisource Energy Corp.§	4,300	157,079
		945,651
Electrical Equipment (0.7%)
General Cable Corp.*§	4,800	209,808
Genlyte Group, Inc.*	4,900	382,739
Houston Wire & Cable Co.*§	8,800	183,920
		776,467
Electronic Equipment & Instruments (0.9%)
Benchmark Electronics, Inc.*§	1,700	41,412
KEMET Corp.*§	20,300	148,190
Itron, Inc.*§	7,300	378,432
Littelfuse, Inc.*	1,600	51,008
Methode Electronics, Inc.	13,400	145,122
Plexus Corp.*§	8,600	205,368
TTM Technologies, Inc.*	8,600	97,438
		1,066,970
Energy Equipment & Services (0.9%)
Atwood Oceanics, Inc.*	5,400	264,438
Global Industries, Ltd.*	6,300	82,152
Hercules Offshore, Inc.*	4,500	130,050
Lone Star Technologies, Inc.*	1,000	48,410
Lufkin Industries, Inc.§	900	52,272
Matrix Service Co.*	2,600	41,860
Oceaneering International, Inc.*	1,300	51,610
SEACOR Holdings, Inc.*	500	49,570
UNIT CORP*	7,800	377,910
		1,098,272

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
United States
Food & Drug Retailing (0.6%)
Central European Distribution Corp.*§	2,200	$65,340
Longs Drug Stores Corp.§	5,800	245,804
Nash Finch Co.§	9,300	253,890
PetMed Express, Inc.*§	3,200	42,720
Wild Oats Markets, Inc.*§	7,000	100,660
		708,414
Food Products (0.4%)
Chiquita Brands International, Inc.§	9,000	143,730
Corn Products International, Inc.	1,100	37,994
Delta & Pine Land Co.§	1,000	40,450
MGP Ingredients, Inc.	4,400	99,484
Peet's Coffee & Tea, Inc.*§	1,600	41,984
Pilgrim's Pride Corp.§	3,100	91,233
		454,875
Healthcare Equipment & Supplies (1.6%)
ArthroCare Corp.*§	11,700	467,064
Candela Corp.*	5,500	68,035
Cutera, Inc.*	1,800	48,600
Illumina, Inc.*	1,200	47,172
Immucor, Inc.*	5,900	172,457
IntraLase Corp.*§	2,000	44,760
LCA-Vision, Inc.	1,800	61,848
Neurometrix, Inc.*	10,800	161,028
Noven Pharmaceuticals, Inc.*	4,600	117,070
Palomar Medical Technologies, Inc.*	2,800	141,876
Quidel Corp.*	11,800	160,716
Somanetics Corp.*§	2,100	47,943
SurModics, Inc.*§	9,600	298,752
Zoll Medical Corp.*	1,800	104,832
		1,942,153
Healthcare Providers & Services (1.4%)
Amedisys, Inc.*	2,200	72,314
Amerigroup Corp.*	15,100	541,939
Centene Corp.*	8,900	218,673
Cross Country Healthcare, Inc.*§	2,000	43,640
eResearch Technology, Inc.*§	24,600	165,558
Gentiva Health Services, Inc.*	2,600	49,556
Healthspring, Inc.*	7,100	144,485
Kindred Healthcare, Inc.*	2,100	53,025
Omnicell, Inc.*	2,200	40,986
Parexel International Corp.*§	6,700	194,099
Psychiatric Solutions, Inc.*	3,552	133,271
Sunrise Senior Living, Inc.*	1,600	49,152
		1,706,698

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
United States
Hotels, Restaurants & Leisure (0.6%)
CKE Restaurants, Inc.§	25,700	$472,880
Live Nation, Inc.*§	3,700	82,880
Multimedia Games, Inc.*§	10,900	104,640
P.F. Chang's China Bistro, Inc.*§	1,800	69,084
		729,484
Household Durables (0.2%)
American Greetings Corp. Class A§	8,500	202,895
Topps Company, Inc.	5,100	45,390
		248,285
Household Products (0.0%)
WD-40 Co.§	1,200	41,844
Insurance (1.8%)
American Equity Investment Life Holding Co.§	3,600	46,908
American Physicians Capital, Inc.*	1,200	48,048
Argonaut Group, Inc.*	1,200	41,832
Delphi Financial Group, Inc. Class A§	13,100	530,026
Safety Insurance Group, Inc.§	8,500	431,035
Seabright Insurance Holdings*	5,200	93,652
Tower Group, Inc.	13,900	431,873
Triad Guaranty, Inc.*§	5,800	318,246
Universal American Financial Corp.*	8,800	164,032
		2,105,652
Internet & Catalog Retail (0.1%)
Insight Enterprises, Inc.*	3,500	66,045
Internet Software & Services (1.8%)
Allscripts Heathcare Solutions, Inc.*§	18,100	488,519
Blue Coat Systems, Inc.*	1,900	45,505
Digital River, Inc.*§	10,300	574,637
InfoSpace, Inc.*§	9,700	198,947
Interwoven, Inc.*§	2,900	42,543
Knot, Inc.*	2,100	55,104
United Online, Inc.	33,800	448,864
Vignette Corp.*	11,100	189,477
webMethods, Inc.*	5,800	42,688
Websense, Inc.*	4,100	93,603
		2,179,887
IT Consulting & Services (0.1%)
ProQuest Co.*§	11,900	124,355
Leisure Equipment & Products (0.2%)
JAKKS Pacific, Inc.*§	7,700	168,168
RC2 Corp.*	1,000	44,000
		212,168

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
United States
Machinery (1.4%)
Ceradyne, Inc.*§	8,000	$452,000
Columbus McKinnon Corp.*§	2,700	56,754
EnPro Industries, Inc.*§	9,800	325,458
Freightcar America, Inc.§	3,100	171,895
Gehl Co.*§	1,500	41,295
Greenbrier Companies, Inc.§	1,100	33,000
Insteel Industries, Inc.	6,000	106,740
Mueller Industries, Inc.	2,700	85,590
Navistar International Corp.*§	11,500	384,445
		1,657,177
Marine (0.3%)
Hornbeck Offshore Services, Inc.*§	8,400	299,880
Media (1.1%)
Emmis Communications Corp. Class A§	27,800	229,072
InVentiv Health, Inc.*§	3,500	123,725
Netflix, Inc.*	13,900	359,454
Scholastic Corp.*§	7,400	265,216
Sonic Solutions*§	9,100	148,330
Westwood One, Inc.§	23,700	167,322
		1,293,119
Metals & Mining (1.4%)
AK Steel Holding Corp.*§	16,600	280,540
Carpenter Technology Corp.	2,100	215,292
Chaparral Steel Co.	7,600	336,452
Cleveland-Cliffs, Inc.§	2,500	121,100
Metal Management, Inc.	6,200	234,670
Oregon Steel Mills, Inc.*§	2,600	162,266
Quanex Corp.§	8,600	297,474
		1,647,794
Multiline Retail (0.0%)
Fred's, Inc.	3,500	42,140
Oil & Gas (1.4%)
Cimarex Energy Co.§	1,100	40,150
Comstock Resources, Inc.*§	7,000	217,420
EXCO Resources, Inc.*§	16,800	284,088
General Maritime Corp.§	4,600	161,874
Omi Corp.§	1,800	38,106
PetroQuest Energy, Inc.*§	3,300	42,042
Pioneer Drilling Co.*§	28,500	378,480
Swift Energy Co.*§	7,800	349,518
VAALCO Energy, Inc.*	18,000	121,500
		1,633,178

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
United States
Paper & Forest Products (0.3%)
Potlatch Corp.§	8,000	$350,560
Personal Products (0.0%)
Elizabeth Arden, Inc.*	2,500	47,625
Pharmaceuticals (0.6%)
Alpharma, Inc. Class A*§	6,600	159,060
Par Pharmaceutical Companies, Inc.*§	3,700	82,769
Salix Pharmaceuticals, Ltd.*	9,200	111,964
Sciele Pharma, Inc.*§	17,300	415,200
		768,993
Real Estate (2.0%)
American Home Mortgage Investment Corp.§	11,200	393,344
Anworth Mortgage Asset Corp.§	15,000	142,650
Arbor Realty Trust, Inc.	4,600	138,414
BioMed Realty Trust, Inc.	4,700	134,420
Capital Lease Funding, Inc.§	4,000	46,400
Education Realty Trust, Inc.§	8,000	118,160
Entertainment Properties Trust§	5,800	338,952
Equity Inns, Inc.§	9,800	156,408
Innkeepers USA Trust	19,400	300,700
Kite Realty Group Trust§	5,000	93,100
MFA Mortgage Investments, Inc.	19,500	149,955
National Health Investors, Inc.§	2,800	92,400
Redwood Trust, Inc.	4,300	249,744
		2,354,647
Road & Rail (0.5%)
Arkansas Best Corp.§	5,200	187,200
Celadon Group, Inc.*§	12,700	212,725
Saia, Inc.*§	7,300	169,433
		569,358
Semiconductor Equipment & Products (1.8%)
Advanced Energy Industries, Inc.*	13,800	260,406
Brooks Automation, Inc.*	11,100	159,840
Cabot Microelectronics Corp.*	4,600	156,124
Cymer, Inc.*	3,500	153,825
Diodes, Inc.*§	5,000	177,400
FormFactor, Inc.*§	1,100	40,975
OmniVision Technologies, Inc.*	8,300	113,295
Photronics, Inc.*	14,300	233,662
PortalPlayer, Inc.*	14,900	200,405
RF Micro Devices, Inc.*	8,000	54,320
Standard Microsystems Corp.*	1,700	47,566
Tessera Technologies, Inc.*§	1,900	76,646
Varian Semiconductor Equipment Associates, Inc.*§	6,000	273,120
Zoran Corp.*	16,200	236,196
		2,183,780

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
United States
Software (1.2%)
Aspen Technology, Inc.*	4,500	$49,590
Dendrite International, Inc.*	11,900	127,449
Inter-Tel, Inc.§	9,900	219,384
Mentor Graphics Corp.*§	9,000	162,270
MicroStrategy, Inc. Class A*	800	91,208
Progress Software Corp.*	11,200	312,816
TradeStation Group, Inc.*	30,100	413,875
Wind River Systems, Inc.*§	3,800	38,950
		1,415,542
Specialty Retail (2.0%)
Aeropostale, Inc.*§	11,700	361,179
Building Materials Holding Corp.	8,400	207,396
Charlotte Russe Holding, Inc.*§	8,200	252,150
Charming Shoppes, Inc.*§	22,100	299,013
Children's Place Retail Stores, Inc.*	2,000	127,040
Christopher & Banks Corp.§	2,700	50,382
Dick's Sporting Goods, Inc.*	3,300	161,667
DSW, Inc. Class A*§	6,100	235,277
Gymboree Corp.*	4,500	171,720
J. Crew Group, Inc.*	1,200	46,260
Pacific Sunwear Of California, Inc.*	3,400	66,572
Rent-A-Center, Inc.*§	5,000	147,550
Select Comfort Corp.*§	12,000	208,680
Tween Brands, Inc.*	1,200	47,916
		2,382,802
Textiles & Apparel (0.5%)
K-Swiss, Inc. Class A§	4,700	144,478
Kenneth Cole Productions, Inc. Class A§	1,800	43,182
Oxford Industries, Inc.	800	39,720
Steven Madden, Ltd.	7,700	270,193
True Religion Apparel, Inc.*§	6,700	102,577
		600,150
Tobacco (0.3%)
Alliance One International, Inc.*	11,100	78,366
Schweitzer-Mauduit International, Inc.	3,900	101,595
Vector Group, Ltd.§	8,400	149,100
		329,061
Wireless Telecommunication Services (0.0%)
Dobson Communications Corp. Class A*	5,500	47,905
TOTAL UNITED STATES		46,038,993
TOTAL COMMON STOCKS (Cost $101,406,144)		116,021,847

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
PREFERRED STOCK (1.6%)
Germany (1.6%)
Healthcare Equipment & Supplies (1.6%)
Draegerwerk AG (Cost $1,540,403)	26,000	$1,932,929
WARRANTS (0.0%)
United States (0.0%)
Chemicals (0.0%)
Pacific Ethanol, Inc., strike price $31.55, expires 02/28/07* (Cost $0)	11,500	0
LIMITED PARTNERSHIP (0.4%)
United States (0.4%)
Venture Capital (0.4%)
Austin Ventures VIII L.P.*†† (Cost $399,855)	513,333	482,516
SHORT-TERM INVESTMENTS (31.4%)
State Street Navigator Prime Portfolio§§	34,294,585	34,294,585
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 1/02/07‡‡	$3,051	3,051,000
TOTAL SHORT-TERM INVESTMENTS (Cost $37,345,585)		37,345,585
TOTAL INVESTMENTS AT VALUE (130.8%) (Cost $140,691,987)		155,782,877
LIABILITIES IN EXCESS OF OTHER ASSETS (-30.8%)		(36,677,480)
NET ASSETS (100.0%)		$119,105,397

*  Non-income producing security.

††  Restricted security, not readily marketable; security is valued at fair value as determined in good faith, by or under the direction of, the Board of Trustees.

‡‡  Collateral segregated for futures contracts.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value, including collateral for securities on loan of $34,294,585 (Cost $140,691,987) (Note 2)	$155,782,877[1]
Cash	12,585
Cash segregated at broker for futures contracts	192,000
Foreign currency at value (cost $402)	400
Receivable for investments sold	12,225,947
Dividend and interest receivable	75,784
Receivable for portfolio shares sold	35,559
Prepaid expenses and other assets	16,379
Total Assets	168,341,531
Liabilities
Advisory fee payable (Note 3)	108,108
Administrative services fee payable (Note 3)	18,985
Payable upon return of securities loaned (Note 2)	34,294,585
Payable for investments purchased	14,719,368
Variation margin payable (Note 2)	9,712
Payable for portfolio shares redeemed	2,477
Other accrued expenses payable	82,899
Total Liabilities	49,236,134
Net Assets
Capital stock, $0.001 par value (Note 7)	8,119
Paid-in capital (Note 7)	129,856,247
Accumulated net investment income	1,351
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(25,849,292)
Net unrealized appreciation from investments, futures contracts, and foreign currency translations	15,088,972
Net Assets	$119,105,397
Shares outstanding	8,118,519
Net asset value, offering price, and redemption price per share	$14.67

1  Including $32,992,162 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Statement of Operations

For the Year Ended December 31, 2006

Investment Income (Note 2)
Dividends	$1,439,669
Interest	210,150
Securities lending	200,200
Net investment income allocated from partnerships	41,117
Foreign taxes withheld	(93,185)
Total investment income	1,797,951
Expenses
Investment advisory fees (Note 3)	1,629,855
Administrative services fees (Note 3)	206,772
Custodian fees	57,158
Printing fees (Note 3)	51,718
Audit and tax fees	27,728
Legal fees	24,239
Insurance expense	10,676
Transfer agent fees	7,047
Commitment fees (Note 4)	3,510
Trustees' fees	2,994
Registration fees	1,665
Miscellaneous expense	13,708
Total expenses	2,037,070
Less: fees waived (Note 3)	(211,631)
Net expenses	1,825,439
Net investment loss	(27,488)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Foreign Currency Related Items
Net realized gain from investments	22,355,179
Net realized loss on futures contracts	(7,120)
Net realized loss on foreign currency transactions	(37,401)
Net change in unrealized appreciation (depreciation) from investments	(7,847,125)
Net change in unrealized appreciation (depreciation) from futures transactions	(2,591)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(3,984)
Net realized and unrealized gain from investments, futures contracts, and foreign currency related items	14,456,958
Net increase in net assets resulting from operations	$14,429,470

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment loss	$(27,488)	$(445,814)
Net realized gain from investments, futures contracts and foreign currency transactions	22,310,658	24,312,256
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	(7,853,700)	(6,565,791)
Net increase in net assets resulting from operations	14,429,470	17,300,651
From Capital Share Transactions (Note 7)
Proceeds from sale of shares	21,903,845	37,385,132
Net asset value of shares redeemed	(46,535,898)	(35,487,395)
Net increase (decrease) in net assets from capital share transactions	(24,632,053)	1,897,737
Net increase (decrease) in net assets	(10,202,583)	19,198,388
Net Assets
Beginning of year	129,307,980	110,109,592
End of year	$119,105,397	$129,307,980
Accumulated net investment income (loss)	$1,351	$(11,454)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$12.95	$11.15	$9.45	$6.40	$9.72
INVESTMENT OPERATIONS
Net investment loss	(0.00)[2]	(0.04)	(0.09)	(0.06)	(0.08)
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	1.72	1.84	1.79	3.11	(3.24)
Total from investment operations	1.72	1.80	1.70	3.05	(3.32)
Net asset value, end of year	$14.67	$12.95	$11.15	$9.45	$6.40
Total return[1]	13.28%	16.14%	17.99%	47.66%	(34.16)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$119,105	$129,308	$110,110	$102,577	$60,633
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment loss to average net assets	(0.02)%	(0.39)%	(0.85)%	(0.94)%	(0.90)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.16%	0.19%	0.17%	0.23%	0.31%
Portfolio turnover rate	117%	75%	79%	86%	86%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

2  This amount represents less than $(0.01) per share.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust, (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Global Small Cap Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

The Portfolio initially values its investments in private-equity portfolios ("Private Funds") at the amount invested in the Private Funds, less related expenses, where identifiable, unless and until Credit Suisse Asset Management, LLC ("Credit Suisse") determines that such value does not represent fair value. Thereafter, investments in Private Funds held by the Portfolio are valued at their "fair values" using procedures approved by the Board of Trustees.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse, an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2006, the Portfolio had no open forward foreign currency contracts.

I) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contracts. Risks of entering into

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2006, the Portfolio had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation/ (Depreciation)
Russell E Mini 2000 Index Futures	6	03/16/07	$479,532	$476,940	$(2,592)

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse–advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2006, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $1,583,126, of which $1,344,071 was rebated to borrowers (brokers). The Portfolio retained $200,200, in income from the cash collateral investment, and SSB, as lending agent, was paid $38,855. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

K) PARTNERSHIP ACCOUNTING POLICY — The Portfolio records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Portfolio's Statement of Operations.

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

L) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the year ended December 31, 2006, investment advisory fees earned and voluntarily waived for the Portfolio were $1,629,855 and $211,631, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), Credit Suisse Asset Management Limited ("Credit Suisse Japan") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisers"). Credit Suisse U.K.'s, Credit Suisse Japan's and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio. As of April 1, 2006, Credit Suisse Japan serves as sub-investment adviser to the Portfolio.

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $129,369.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $77,403.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $4,909 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, and during the year ended December 31, 2006, the Portfolio had no borrowings under the Credit Facility.

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $146,906,878 and $163,467,845, respectively.

Note 6. Restricted Securities

Certain investments of the Portfolio are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio does not have the right to demand that such securities be registered.

Security	Security Type	Number of Shares	Acquisition Date	Cost	Fair Value	Value per Share	Percentage of Net Assets	Distributions Received	Open Commitments
Austin Ventures VIII L.P.	Ltd. Partnership	513,333	7/13/01	$399,855	$482,516	$0.94	0.41%	$68,264	$40,000

Note 7. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Shares sold	1,576,665	3,149,654
Shares redeemed	(3,440,797)	(3,040,456)
Net increase (decrease)	(1,864,132)	109,198

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
5	77%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 8. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, dividends received from Real Estate Investment Trusts and mark to market of futures contracts.

At December 31, 2006, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Accumulated net realized loss	$(25,789,299)
Unrealized appreciation	15,030,330
$(10,758,969)

At December 31, 2006, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2009	2010	2011
$1,435,434	$19,475,667	$4,878,198

During the tax year ended December 31, 2006, the Portfolio utilized $22,412,186 of the capital loss carryforwards.

It is uncertain that the Portfolio will realize the full benefit of these losses prior to expiration.

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $140,753,220, $20,824,424, $(5,794,767) and $15,029,657, respectively.

At December 31, 2006, the Portfolio reclassified $40,293 to accumulated net investment loss and $41,536 to accumulated net realized loss from investments, adjusting paid-in capital for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses, dividends received from Real Estate Investment Trusts and foreign currency transactions. Net assets were not affected by these reclassifications.

Credit Suisse Trust — Global Small Cap Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 9. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 10. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

Credit Suisse Trust — Global Small Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Global Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Small Cap Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

Credit Suisse Trust — Global Small Cap Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 14-15, 2006, considered the following factors with respect to the Global Small Cap Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.25% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K."), Credit Suisse Asset Management Limited ("Credit Suisse Australia") and Credit Suisse Asset Management Limited ("Credit Suisse Japan"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 1.09% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time. In addition, the Board noted that the compensation paid to Credit Suisse U.K., Credit Suisse Australia and Credit Suisse Japan (collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing each Portfolio's Contractual Advisory Fee and Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the

Credit Suisse Trust — Global Small Cap Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their expertise in managing the types of global investments that the Portfolio utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse's United Kingdom, Australian and Japanese affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K., Credit Suisse Australia and Credit Suisse Japan expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Portfolio to obtain the best price and execution on trades in international markets.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons, both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the

Credit Suisse Trust — Global Small Cap Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationships with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Advisers' method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•  Both the Contractual and Net Advisory Fees were at the high end in the Portfolio's Expense Group. The Board considered the fee to be reasonable taking into account the fee waiver and the relatively small size of the Portfolio.

•  The Portfolio's performance was below most of the funds in its Performance Group and Performance Universe for most of the periods. As a result of continued underperformance, and in view of the organizational realignment of Credit Suisse's asset management business and the potential impact of those changes on the Portfolio, the Board had approved changes in the investment strategies and portfolio management of the U.S.

Credit Suisse Trust — Global Small Cap Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

portion of the Portfolio to a quantitative strategies approach to be implemented by the Credit Suisse Quantitative Strategies Group, with the current strategies and portfolio manager for the non-U.S. portion to remain in place. The quantitative strategies for the U.S. portion of the Portfolio went into effect on December 1, 2006. The Board would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Net Advisory Fees, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Global Small Cap Portfolio

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since 1999	Currently retired	31	None

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since 1998[2]	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

Credit Suisse Trust — Global Small Cap Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse Trust — Global Small Cap Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

Credit Suisse Trust — Global Small Cap Portfolio

Shareholder Meeting Results (unaudited)

A special meeting of the Credit Suisse Trust — Global Small Cap Portfolio (the "Portfolio") was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on December 2, 2005 and adjourned to February 3, 2006. The following matter was voted upon by the shareholders of the Portfolio and the results are presented below. Shares delivered not voted are included in the total for the proposal.

1.  Approval of a Sub Investment Advisory Agreement among the Portfolio, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited.

	Shares	% of Total Shares Outstanding	% of Total Shares Voted
For	8,749,395	88.12%	88.79%
Against	467,915	4.71%	4.75%
Abstain	637,024	6.42%	6.46%

Credit Suisse Trust — Global Small Cap Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   TRGSC-AR-1206

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■  LARGE CAP VALUE PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Large Cap Value Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 18, 2007

Dear Shareholder:

For the 12 months ended December 31, 2006, Credit Suisse Trust — Large Cap Value Portfolio1 (the "Portfolio") had a gain of 19.35%, versus an increase of 22.25% for the Russell 1000 Value Index.2

Market Review: Strong Growth Follows Reduced Oil Prices and Strong Corporate Earnings

For the 12-month period, global markets became more optimistic about risk. This was due to an abundance of liquidity in the financial system. Overall market volatility peaked in the spring, but ended the year roughly where it began, well below its 17-year historic average. Global equities, bonds, commodities, and real estate also rallied as a result of a more benign inflation outlook following a pause in interest rate hikes by the U.S. Federal Reserve in August, leaving the Fed Funds rate at 5.25%. Consequently, equity markets around the globe rebounded with the U.S. equity market, as measured by the S&P 500, gaining 15.8% for the year, while the S&P 600, a measure of small capitalization stocks, rose 16.35%. The Russell 1000 Value Index returned 22.25% for 2006, marking the seventh consecutive year in which the Russell 1000 Value outperformed the Russell 1000 Growth.

Equity markets experienced a correction in late spring as short-lived worries about inflation grew and investor appetite for risk decreased temporarily. While concerns about the housing market still exist, reduced geopolitical risks, more bearable oil prices, and a robust corporate sector fueled strong growth in U.S. equity markets in the second half of 2006. On the macroeconomic front, real (inflation-adjusted) Gross Domestic Product (GDP) in the United States slowed in the third quarter as a result of still-subdued consumer spending and signs of a manufacturing slowdown combined with the increased drag from the deflation of the housing bubble. However, consumer confidence and home sales both rebounded in the fourth quarter.

Integrated oil and utility were the best performing sectors in the Russell 1000 Value Index, posting returns of 31.7% and 25.3%, respectively for the year. Other energy and healthcare were the greatest laggards in the Index, at 5.0% and 11.2%, respectively.

Strategic Review and Outlook: Expecting Positives to Outweigh Negatives for 2007

For the year ended December 31, 2006, the Portfolio returned 19.35%, as compared to 22.25% for the Russell 1000 Value Index.

1

Credit Suisse Trust — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

While we believe the U.S. housing market is unlikely to rebound sharply, there is evidence that the market is stabilizing and that the potential spillover effect to the general economy will be limited. Other indicators seem reasonably robust, pointing to minimal risk of the U.S. economy slipping into recession in 2007. Inflation and short-term interest rates should remain greatly important as the Fed attempts to navigate its way to a "soft landing" for the U.S. economy. This is where the economy is weak enough to hold inflation in check but strong enough to keep employment and profits on a moderate growth path. Although inflation generally trended down in 2006, threats from the overall rate of economic expansion and the tightening labor market remain. The yield on the 10-year Treasury note fell through most of the latter half of the year to well below 5%. However, bond market participants now believe the Fed has finished tightening, with only a minor risk of future Fed easing.

While U.S. equity markets look a little stretched technically, we believe that positives should outweigh negatives in 2007 as long as geopolitical risks remain mitigated, oil prices stay off their August 2006 highs, corporate earnings growth remains robust, and the labor market remains accommodative. We anticipate, therefore, a good year for equity investors.

Effective December 1, 2006, the Portfolio's investment strategy changed to a quantitative approach. Securities are being selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The Credit Suisse Quantitative Strategies Group is now responsible for the day-to-day portfolio management of the Portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Please see the prospectus for more information.

The Credit Suisse Quantitative Strategies Group

Joseph Cherian

William Weng

Todd Jablonski

The value of investments generally will fluctuate in response to market movements and the Portfolio's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

2

Credit Suisse Trust — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Large Cap Value Portfolio1 and the
Russell 1000® Value Index2 from Inception (10/31/97).

3

Credit Suisse Trust — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Average Annual Returns as of December 31, 20061

1 Year	5 Years	Since Inception[3]
19.35%	6.70%	7.14%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

3  Inception Date: 10/31/97.

4

Credit Suisse Trust — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Trust — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,144.90
Expenses Paid per $1,000*	$5.41
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,020.16
Expenses Paid per $1,000*	$5.09
Annualized Expense Ratios*	1.00%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

6

Credit Suisse Trust — Large Cap Value Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

7

Credit Suisse Trust — Large Cap Value Portfolio

Schedule of Investments

December 31, 2006

	Number of Shares	Value
COMMON STOCKS (99.0%)
Aerospace & Defense (2.2%)
L-3 Communications Holdings, Inc.§	3,800	$310,764
Northrop Grumman Corp.§	7,900	534,830
Raytheon Co.	7,600	401,280
		1,246,874
Air Freight & Couriers (0.1%)
Ryder System, Inc.	1,000	51,060
Airlines (0.4%)
Alaska Air Group, Inc.*	3,400	134,300
AMR Corp.*§	3,400	102,782
		237,082
Auto Components (0.5%)
Autoliv, Inc.	900	54,270
BorgWarner, Inc.§	3,900	230,178
		284,448
Automobiles (0.1%)
Avis Budget Group, Inc.	2,600	56,394
Banks (9.7%)
Bank of America Corp.	35,970	1,920,438
Bank of New York Company, Inc.	1,500	59,055
Fifth Third Bancorp	1,400	57,302
Mellon Financial Corp.	9,400	396,210
Northern Trust Corp.§	5,600	339,864
PNC Financial Services Group, Inc.	7,500	555,300
Synovus Financial Corp.	13,100	403,873
U.S. Bancorp	3,400	123,046
Wachovia Corp.	7,200	410,040
Wells Fargo & Co.	32,000	1,137,920
		5,403,048
Beverages (1.3%)
Molson Coors Brewing Co. Class B	5,600	428,064
Pepsi Bottling Group, Inc.	9,300	287,463
		715,527
Chemicals (1.9%)
Ashland, Inc.	800	55,344
Dow Chemical Co.§	13,300	531,202
FMC Corp.§	2,500	191,375
PPG Industries, Inc.	800	51,368
Rohm & Haas Co.	4,800	245,376
		1,074,665

See Accompanying Notes to Financial Statements.
8

Credit Suisse Trust — Large Cap Value Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Commercial Services & Supplies (1.5%)
Hewitt Associates, Inc. Class A*§	9,000	$231,750
R. R. Donnelley & Sons Co.§	8,600	305,644
Steelcase, Inc. Class A§	16,400	297,824
		835,218
Communications Equipment (0.3%)
Motorola, Inc.	9,300	191,208
Computers & Peripherals (1.5%)
Hewlett-Packard Co.	18,300	753,777
International Business Machines Corp.	600	58,290
		812,067
Diversified Financials (16.3%)
Capital One Financial Corp.	6,300	483,966
CapitalSource, Inc.§	13,900	379,609
Citigroup, Inc.	37,500	2,088,750
Countrywide Financial Corp.	13,800	585,810
Fannie Mae	1,800	106,902
First Marblehead Corp.§	1,650	90,173
Freddie Mac	8,400	570,360
Goldman Sachs Group, Inc.	2,300	458,505
IndyMac Bancorp, Inc.§	8,100	365,796
JPMorgan Chase & Co.	33,300	1,608,390
Lehman Brothers Holdings, Inc.	3,400	265,608
Merrill Lynch & Company, Inc.	8,200	763,420
Morgan Stanley	12,400	1,009,732
Principal Financial Group, Inc.	5,900	346,330
		9,123,351
Diversified Telecommunication Services (5.4%)
ALLTEL Corp.	4,100	247,968
AT&T, Inc.§	41,800	1,494,350
BellSouth Corp.	6,500	306,215
CenturyTel, Inc.§	9,600	419,136
Sprint Nextel Corp.	2,900	54,781
Verizon Communications, Inc.	12,500	465,500
		2,987,950
Electric Utilities (4.9%)
DTE Energy Co.§	9,200	445,372
Edison International§	10,300	468,444
FirstEnergy Corp.	8,700	524,610
Mirant Corp.*§	14,500	457,765
NRG Energy, Inc.*§	5,500	308,055
PG&E Corp.§	10,700	506,431
		2,710,677
Electronic Equipment & Instruments (0.1%)
Thermo Fisher Scientific, Inc.*	1,700	76,993

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Large Cap Value Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Energy Equipment & Services (0.8%)
Tidewater, Inc.§	8,300	$401,388
Unit Corp.*	1,000	48,450
		449,838
Food & Drug Retailing (0.6%)
Safeway, Inc.§	9,100	314,496
Food Products (1.3%)
Archer-Daniels-Midland Co.	9,700	310,012
Corn Products International, Inc.§	11,600	400,664
		710,676
Healthcare Providers & Services (2.5%)
Aetna, Inc.	11,200	483,616
Humana, Inc.*§	7,100	392,701
McKesson Corp.	3,800	192,660
WellPoint, Inc.*	4,100	322,629
		1,391,606
Hotels, Restaurants & Leisure (0.1%)
McDonald's Corp.	1,200	53,196
Household Durables (0.9%)
American Greetings Corp. Class A§	3,400	81,158
Whirlpool Corp.§	4,800	398,496
		479,654
Household Products (1.9%)
Procter & Gamble Co.	16,200	1,041,174
Industrial Conglomerates (2.4%)
General Electric Co.	31,800	1,183,278
Honeywell International, Inc.§	4,000	180,960
		1,364,238
Insurance (8.8%)
Allstate Corp.§	9,800	638,078
American Financial Group, Inc.§	6,200	222,642
American International Group, Inc.	10,000	716,600
Assurant, Inc.§	5,900	325,975
Axis Capital Holdings, Ltd.§	11,000	367,070
Cincinnati Financial Corp	1,200	54,372
CNA Financial Corp.*	4,300	173,376
Everest Re Group, Ltd.	500	49,055
Hartford Financial Services Group, Inc.	6,600	615,846
HCC Insurance Holdings, Inc.§	1,800	57,762
PartnerRe, Ltd.§	3,800	269,914
Prudential Financial, Inc.	7,800	669,708
Reinsurance Group of America, Inc.	4,900	272,930
Torchmark Corp.§	1,300	82,888
W.R. Berkley Corp.	11,100	383,061
		4,899,277

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Large Cap Value Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
IT Consulting & Services (1.3%)
Accenture, Ltd. Class A	8,400	$310,212
Electronic Data Systems Corp.	15,900	438,045
		748,257
Leisure Equipment & Products (1.4%)
Eastman Kodak Co.§	6,900	178,020
Hasbro, Inc.	9,200	250,700
Mattel, Inc.	15,000	339,900
		768,620
Machinery (2.3%)
Cummins, Inc.	3,100	366,358
Dover Corp.	1,100	53,922
Eaton Corp.	2,900	217,906
Navistar International Corp.*§	6,500	217,295
Parker Hannifin Corp.	5,600	430,528
		1,286,009
Media (2.3%)
DIRECTV Group, Inc.*§	12,300	306,762
EchoStar Communications Corp. Class A*	9,600	365,088
Scholastic Corp.*	2,900	103,936
Time Warner, Inc.§	12,500	272,250
Walt Disney Co.	6,100	209,047
		1,257,083
Metals & Mining (1.2%)
Carpenter Technology Corp.§	500	51,260
Freeport-McMoRan Copper & Gold, Inc. Class B§	5,200	289,796
Phelps Dodge Corp.	2,800	335,216
		676,272
Multiline Retail (0.8%)
Federated Department Stores, Inc.	11,700	446,121
Oil & Gas (13.8%)
Chevron Corp.	26,900	1,977,957
Cimarex Energy Co.§	7,600	277,400
ConocoPhillips	7,604	547,108
Devon Energy Corp.	700	46,956
Exxon Mobil Corp.	50,100	3,839,163
Marathon Oil Corp.	6,600	610,500
Pioneer Natural Resources Co.	7,600	301,644
Tesoro Corp	900	59,193
Valero Energy Corp.	1,100	56,276
		7,716,197

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Large Cap Value Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Pharmaceuticals (5.1%)
Johnson & Johnson	3,300	$217,866
Merck & Company, Inc.	9,200	401,120
Mylan Laboratories, Inc.§	2,600	51,896
Pfizer, Inc.	72,800	1,885,520
Watson Pharmaceuticals, Inc.*	11,100	288,933
		2,845,335
Real Estate (1.7%)
Istar Financial, Inc.	8,800	420,816
New Century Financial Corp.§	6,200	195,858
Simon Property Group, Inc.	3,400	344,386
		961,060
Road & Rail (1.3%)
Norfolk Southern Corp.	4,700	236,363
Union Pacific Corp.	5,200	478,504
		714,867
Semiconductor Equipment & Products (0.7%)
Micron Technology, Inc.*	28,400	396,464
Specialty Retail (0.1%)
AnnTaylor Stores Corp.*§	1,800	59,112
Tobacco (1.5%)
Altria Group, Inc.	4,900	420,518
Loews Corp. Carolina Group	6,600	427,152
		847,670
TOTAL COMMON STOCKS (Cost $49,398,429)		55,233,784
SHORT-TERM INVESTMENTS (20.5%)
State Street Navigator Prime Portfolio§§	11,124,111	11,124,111
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 1/02/07	$305	305,000
TOTAL SHORT-TERM INVESTMENTS (Cost $11,429,111)		11,429,111
TOTAL INVESTMENTS AT VALUE (119.5%) (Cost $60,827,540)		66,662,895
LIABILITIES IN EXCESS OF OTHER ASSETS (-19.5%)		(10,866,604)
NET ASSETS (100.0%)		$55,796,291

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2006 (unaudited)

Assets
Investments at value including collateral for securities on loan of $11,124,111 (Cost $60,827,540) (Note 2)	$66,662,895[1]
Cash	405
Foreign currency at value (cost $7)	9
Receivable for investments sold	6,789,980
Dividend and interest receivable	79,655
Receivable for portfolio shares sold	171
Prepaid expenses and other assets	2,051
Total Assets	73,535,166
Liabilities
Advisory fee payable (Note 3)	28,086
Administrative services fee payable (Note 3)	9,476
Payable upon return of securities loaned (Note 2)	11,124,111
Payable for investments purchased	6,544,936
Other accrued expenses payable	32,266
Total Liabilities	17,738,875
Net Assets
Capital stock, $0.001 par value (Note 6)	3,282
Paid-in capital (Note 6)	38,381,338
Undistributed net investment income	736,770
Accumulated net realized gain from investments and foreign currency transactions	10,839,544
Net unrealized appreciation from investments and foreign currency translations	5,835,357
Net Assets	$55,796,291
Shares outstanding	3,281,996
Net asset value, offering price, and redemption price per share	$17.00

1  Including $10,874,138 of securities on loan.

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Large Cap Value Portfolio

Statement of Operations

For the Year Ended December 31, 2006

Investment Income (Note 2)
Dividends	$1,283,704
Interest	35,000
Securities lending	2,116
Total investment income	1,320,820
Expenses
Investment advisory fees (Note 3)	420,848
Administrative services fees (Note 3)	96,305
Legal fees	21,263
Audit and tax fees	19,917
Printing fees (Note 3)	16,223
Custodian fees	12,172
Interest expense (Note 4)	5,416
Insurance expense	5,249
Trustees' fees	3,000
Commitment fees (Note 4)	1,559
Transfer agent fees	1,386
Miscellaneous expense	5,749
Total expenses	609,087
Less: fees waived (Note 3)	(32,261)
Net expenses	576,826
Net investment income	743,994
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	11,087,067
Net realized gain on foreign currency transactions	220
Net change in unrealized appreciation (depreciation) from investments	(1,655,824)
Net change in unrealized appreciation (depreciation) from foreign currency translations	22
Net realized and unrealized gain from investments and foreign currency related items	9,431,485
Net increase in net assets resulting from operations	$10,175,479

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Large Cap Value Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment income	$743,994	$559,551
Net realized gain on investments and foreign currency transactions	11,087,287	4,001,952
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(1,655,802)	(549,968)
Net increase in net assets resulting from operations	10,175,479	4,011,535
From Dividends
Dividends from net investment income	(560,490)	(473,434)
Net decrease in net assets resulting from dividends	(560,490)	(473,434)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,652,792	18,628,241
Reinvestment of dividends	560,490	473,434
Net asset value of shares redeemed	(13,837,296)	(9,687,245)
Net increase (decrease) in net assets from capital share transactions	(11,624,014)	9,414,430
Net increase (decrease) in net assets	(2,009,025)	12,952,531
Net Assets
Beginning of year	57,805,316	44,852,785
End of year	$55,796,291	$57,805,316
Undistributed net investment income	$736,770	$559,598

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Large Cap Value Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$14.38	$13.40	$12.10	$9.74	$12.81
INVESTMENT OPERATIONS
Net investment income	0.23	0.11	0.12	0.09	0.09
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	2.54	0.98	1.25	2.35	(3.05)
Total from investment operations	2.77	1.09	1.37	2.44	(2.96)
LESS DIVIDENDS
Dividends from net investment income	(0.15)	(0.11)	(0.07)	(0.08)	(0.11)
Net asset value, end of year	$17.00	$14.38	$13.40	$12.10	$9.74
Total return[1]	19.35%	8.14%	11.34%	25.16%	(23.09)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$55,796	$57,805	$44,853	$29,536	$21,486
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.29%	1.03%	1.15%	0.97%	0.68%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.06%	0.09%	0.14%	0.25%	0.35%
Portfolio turnover rate	143%	81%	53%	86%	43%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Large Cap Value Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Large Cap Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital and income. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

17

Credit Suisse Trust — Large Cap Value Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

18

Credit Suisse Trust — Large Cap Value Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse–advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2006, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $85,119, of which $82,808 was rebated to borrowers (brokers). The Portfolio retained $2,116 in income from the cash collateral investment, and SSB, as lending agent, was paid $195. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse was entitled to receive a fee from the Portfolio at an annual rate of 0.75% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, Credit Suisse

19

Credit Suisse Trust — Large Cap Value Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

agreed to change the investment advisory fee of the Portfolio from 0.75% to 0.50%. For the year ended December 31, 2006, investment advisory fees earned and voluntarily waived were $420,848 and $32,261, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $57,215.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $39,090.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $2,406 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating

20

Credit Suisse Trust — Large Cap Value Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 4. Line of Credit

Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, and during the year ended December 31, 2006, the Portfolio had borrowings as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$6,782,300	5.750%	$6,859,900

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $81,041,591 and $91,731,886, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Shares sold	105,440	1,322,280
Shares issued in reinvestment of dividends	36,419	33,672
Shares redeemed	(878,987)	(683,694)
Net increase (decrease)	(737,128)	672,258

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
2	95%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

21

Credit Suisse Trust — Large Cap Value Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

The tax character of dividends paid during the years ended December 31, 2006, and 2005, respectively, for the Portfolio were as follows:

Ordinary Income
2006	2005
$560,490	$473,434

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and dividends received from Real Estate Investment Trusts.

At December 31, 2006, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$5,729,723
Accumulated net realized gain	5,896,122
Unrealized appreciation	5,785,826
$17,411,671

During the tax year ended December 31, 2006, the Portfolio utilized $159,563 of the capital loss carryforwards.

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $60,877,071, $6,028,856, $(243,032) and $5,785,824, respectively.

At December 31, 2006, the Portfolio reclassified $6,332 to accumulated net realized loss from undistributed net investment income, to adjust for current period permanent book/tax treatments on foreign currency transactions and dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

22

Credit Suisse Trust — Large Cap Value Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

23

Credit Suisse Trust — Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Large Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Value Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

24

Credit Suisse Trust — Large Cap Value Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting on November 14-15, 2006, considered the following factors with respect to the Large Cap Value Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% effective December 1, 2006 ("Contractual Advisory Fee") in connection with the Portfolio's change in investment strategy also effective on that date in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for

25

Credit Suisse Trust — Large Cap Value Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

26

Credit Suisse Trust — Large Cap Value Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was the second lowest in the Portfolio's Expense Group and the Board considered the fee to be reasonable.

•  The Portfolio's performance was above most of its peers in both the Performance Group and Performance Universe for all periods reviewed. In view of the organizational realignment of Credit Suisse's asset management business and the potential impact of those changes on the Portfolio, the Board had approved changes in the investment strategies and portfolio management of the Portfolio to a quantitative strategies approach to be implemented by the Credit Suisse Quantitative Strategies Group. The quantitative strategies and Contractual Advisory Fee went into effect on December 1, 2006.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse, and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

27

Credit Suisse Trust — Large Cap Value Portfolio

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end Investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since 1999	Currently retired	31	None

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

28

Credit Suisse Trust — Large Cap Value Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of
Presstek, Inc.
(digital
imaging
technologies
company);
Director of
Wood
Resources,
LLC.
(plywood
manufacturing
					company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

29

Credit Suisse Trust — Large Cap Value Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer, Vice President and Secretary	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

30

Credit Suisse Trust — Large Cap Value Portfolio

Tax Information Letter

December 31, 2006 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate Shareholders should note for the year ended December 31, 2006, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100.00%.

31

Credit Suisse Trust — Large Cap Value Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

32

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRLCV-AR-1206

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■  MID-CAP CORE PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Mid-Cap Core Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 23, 2007

Dear Shareholder:

For the twelve months ended December 31, 2006, Credit Suisse Trust — Mid-Cap Core Portfolio1 (the "Portfolio") had a gain of 1.90%, versus an increase of 10.66% for the Russell MidCap® Growth Index2, an increase of 12.26% for the Russell 2500(TM) Growth Index3 and a gain of 10.32% for the Standard & Poor's MidCap 400 Index (S&P 400)4.

Market Review: Strong Growth Follows Reduced Oil Prices and Strong Corporate Earnings

For the 12-month period, global markets became more optimistic about risk. This was due to an abundance of liquidity in the financial system. Overall market volatility peaked in the spring, but ended the year roughly where it began, well below its 17-year historic average. Global equities, bonds, commodities, and real estate also rallied as a result of a more benign inflation outlook following a pause in interest rate hikes by the U.S. Federal Reserve in August, leaving the Fed Funds rate at 5.25%. Consequently, equity markets around the globe rebounded with the U.S. equity market, as measured by the S&P 500, gaining 15.79% for the year, while the S&P 400, a measure of mid cap stocks, rose 10.32%.

Equity markets experienced a correction in late spring as short-lived worries about inflation grew and investor appetite for risk decreased temporarily. While concerns about the housing market still exist, reduced geopolitical risks, more bearable oil prices, and a robust corporate sector fueled strong growth in U.S. equity markets in the second half of 2006. On the macroeconomic front, real (inflation-adjusted) Gross Domestic Product (GDP) in the United States slowed in the third quarter as a result of still-subdued consumer spending and signs of a manufacturing slowdown combined with the increased drag from the deflation of the housing bubble. However, consumer confidence and home sales both rebounded in the fourth quarter.

In the mid cap S&P 400, telecommunications services stocks were the leading performers for 2006, returning an impressive 47.0% for the year. The utilities and materials sectors also posted strong returns, at 18.1% and 14.2%, respectively. Telecommunications services stocks were also the best performers for the small and large-cap U.S. equity markets.

Of the ten economic sectors in the mid-cap equity space, only healthcare posted a negative return for the period, falling 1.2%. Consumer discretionary and energy indexes also lagged the broader S&P 400 Index, returning less than 2% in 2006.

1

Credit Suisse Trust — Mid-Cap Core Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Strategic Review and Outlook: Expecting Positives to Outweigh Negatives for 2007

For the year, the Portfolio returned 1.90%, as compared to 12.26% for the Russell 2500 Growth Index, 10.66% for the Russell Midcap Growth Index, and 10.32% for the S&P 400.

While we believe the U.S. housing market is unlikely to rebound sharply, there is evidence that the market is stabilizing and that the potential spillover effect to the general economy will be limited. Other indicators seem reasonably robust pointing to minimal risk of the U.S. economy slipping into recession in 2007. Inflation and short-term interest rates should remain greatly important as the Fed attempts to navigate its way to a "soft landing" for the U.S. economy. This is where the economy is weak enough to hold inflation in check but strong enough to keep employment and profits on a moderate growth path. Although inflation generally trended down in 2006, threats from the overall rate of economic expansion and the tightening labor market remain. The yield on the 10-year Treasury note fell through most of the latter half of the year to well below 5%. However, bond market participants now believe the Fed has finished tightening, with only a minor risk of future Fed easing.

While U.S. equity markets look a little stretched technically, we believe that positives should outweigh negatives in 2007 as long as geopolitical risks remain mitigated, oil prices stay off their August 2006 highs, corporate earnings growth remains robust, and the labor market remains accommodative. We anticipate, therefore, a good year for equity investors.

Effective December 1, 2006, the Portfolio's investment strategy changed to a quantitative approach. Securities are being selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The Portfolio was formerly known as Credit Suisse Trust — Mid-Cap Growth Portfolio. The name change became effective on December 1, 2006, coinciding with the change in the Portfolio's investment strategy. Also, the Credit Suisse Quantitative Strategies Group is now responsible for the day-to-day portfolio management of the Portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Finally, under the Portfolio's previous investment strategy, the Portfolio considered a "mid cap" company to be one whose market capitalization was within the range of capitalizations of companies in the Russell Midcap Growth® Index. Under the Portfolio's new investment strategy, the portfolio managers apply the proprietary quantitative models described above to companies that are represented in the S&P 400 Index, as well

2

Credit Suisse Trust — Mid-Cap Core Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

as other companies with similar attributes and capitalizations to the companies in the S&P 400 Index. Please see the prospectus for more information.

The Credit Suisse Quantitative Strategies Group

Joseph Cherian

William Weng

Todd Jablonski

Investing in small to medium-sized companies may be more volatile and less liquid than investments in larger companies.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Mid-Cap Core Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Mid-Cap Core Portfolio1, the Russell 2500(TM)
Growth Index2,5, the Russell MidCap® Growth Index3,5 and
the S&P MidCap 400 Index4,5 from Inception (9/13/99).

4

Credit Suisse Trust — Mid-Cap Core Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Average Annual Returns as of December 31, 20061

1 Year	5 Years	Since Inception
1.90%	4.57%	4.28%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Russell MidCap® Growth Index measures the performance of those companies in the Russell MidCap® Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

3  The Russell 2500(TM) Growth Index measures the performance of those companies in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

4  The S&P MidCap 400 Index is a market capitalization-weighted index composed of 400 stocks, including reinvestment of dividends that is generally considered representative of mid-sized U.S. companies. Investors cannot invest directly in an index.

5  Performance for the benchmark is not available for the period beginning September 13, 1999 (commencement of operations). For that reason, performance is shown for the period beginning September 1, 1999.

5

Credit Suisse Trust — Mid-Cap Core Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Mid-Cap Core Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,026.70
Expenses Paid per $1,000*	$6.18
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,019.11
Expenses Paid per $1,000*	$6.16
Annualized Expense Ratios*	1.21%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Mid-Cap Core Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments and may vary over time.

8

Credit Suisse Trust — Mid-Cap Core Portfolio

Schedule of Investments

December 31, 2006

	Number of Shares	Value
COMMON STOCKS (97.4%)
Aerospace & Defense (0.3%)
Armor Holdings, Inc.*	1,200	$65,820
L-3 Communications Holdings, Inc.	500	40,890
		106,710
Airlines (1.4%)
Alaska Air Group, Inc.*	7,800	308,100
AMR Corp.*	2,600	78,598
Continental Airlines Class B*	700	28,875
		415,573
Auto Components (1.8%)
BorgWarner, Inc.	8,400	495,768
Lear Corp.	1,800	53,154
		548,922
Automobiles (0.7%)
Avis Budget Group, Inc.	10,100	219,069
Banks (2.5%)
Bank of Hawaii Corp.	6,200	334,490
BOK Financial Corp.	900	49,482
Northern Trust Corp.	500	30,345
SVB Financial Group*	7,300	340,326
		754,643
Beverages (1.0%)
Molson Coors Brewing Co. Class B	4,000	305,760
Biotechnology (1.5%)
Cephalon, Inc.*	4,600	323,886
Charles River Laboratories International, Inc.*	700	30,275
Invitrogen Corp.*	2,100	118,839
		473,000
Chemicals (4.2%)
Albemarle Corp.	3,900	280,020
FMC Corp.	6,000	459,300
Lubrizol Corp.	4,200	210,546
Lyondell Chemical Co.	2,600	66,482
Minerals Technologies, Inc.	2,200	129,338
Valspar Corp.	5,500	152,020
		1,297,706
Commercial Services & Supplies (5.6%)
Alliance Data Systems Corp.*	600	37,482
Banta Corp .	3,200	116,480
BISYS Group, Inc.*	2,500	32,275
Con-way, Inc.	1,300	57,252
Deluxe Corp.	1,300	32,760
Dun & Bradstreet Corp.*	1,600	132,464

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Mid-Cap Core Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Commercial Services & Supplies
Herman Miller, Inc.	5,900	$214,524
Hewitt Associates, Inc. Class A*	15,200	391,400
Kelly Services, Inc. Class A	6,300	182,322
Korn/Ferry International*	4,100	94,136
Manpower, Inc.	2,700	202,311
Navigant Consulting, Inc.*	2,400	47,424
Sotheby's	900	27,918
Steelcase, Inc. Class A	8,500	154,360
		1,723,108
Communications Equipment (1.7%)
Harris Corp.	9,500	435,670
Polycom, Inc.*	2,300	71,093
		506,763
Computers & Peripherals (1.4%)
Palm, Inc.*	6,400	90,176
Western Digital Corp.*	15,900	325,314
		415,490
Construction & Engineering (0.9%)
Granite Construction, Inc.	5,300	266,696
Construction Materials (0.1%)
Florida Rock Industries, Inc.	600	25,830
Diversified Financials (6.8%)
AmeriCredit Corp.*	5,400	135,918
CapitalSource, Inc.‡‡	21,300	581,703
Eaton Vance Corp.	3,400	112,234
First Marblehead Corp.	2,200	120,230
IndyMac Bancorp, Inc.	11,200	505,792
Nuveen Investments, Inc. Class A	6,900	357,972
Raymond James Financial, Inc.	8,600	260,666
		2,074,515
Electric Utilities (4.6%)
Mirant Corp.*	19,100	602,987
NRG Energy, Inc.*	2,600	145,626
NSTAR	15,500	532,580
PNM Resources, Inc.	1,900	59,090
Puget Energy, Inc.	3,000	76,080
		1,416,363
Electrical Equipment (0.9%)
Energizer Holdings, Inc.*	1,500	106,485
Thomas & Betts Corp.*	3,600	170,208
		276,693

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Mid-Cap Core Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Electronic Equipment & Instruments (3.7%)
Avnet, Inc.*	6,500	$165,945
Plexus Corp.*	1,300	31,044
Roper Industries, Inc.	7,500	376,800
Tech Data Corp.*	10,600	401,422
Vishay Intertechnology, Inc.*	10,600	143,524
		1,118,735
Energy Equipment & Services (3.9%)
ENSCO International, Inc.	6,600	330,396
Grant Prideco, Inc.*	700	27,839
Helmerich & Payne, Inc.	7,100	173,737
Patterson-UTI Energy, Inc.	7,300	169,579
Tidewater, Inc.	5,000	241,800
Unit Corp.*	5,000	242,250
		1,185,601
Food & Drug Retailing (0.4%)
Ruddick Corp.	4,200	116,550
Food Products (0.4%)
Corn Products International, Inc.	3,800	131,252
Gas Utilities (1.9%)
MDU Resources Group, Inc.	10,700	274,348
UGI Corp.	10,900	297,352
		571,700
Healthcare Equipment & Supplies (3.1%)
Advanced Medical Optics, Inc.*	4,400	154,880
Cytyc Corp.*	1,100	31,130
Edwards Lifesciences Corp.*	600	28,224
Hillenbrand Industries, Inc.	6,600	375,738
Kinetic Concepts, Inc.*	4,800	189,840
Varian Medical Systems, Inc.*	3,500	166,495
		946,307
Healthcare Providers & Services (4.0%)
Covance, Inc.*	1,700	100,147
Humana, Inc.*	5,700	315,267
LifePoint Hospitals, Inc.*	5,800	195,460
Lincare Holdings, Inc.*	6,800	270,912
WellCare Health Plans, Inc.*	4,900	337,610
		1,219,396
Hotels, Restaurants & Leisure (1.1%)
Brinker International, Inc.	10,700	322,712
Household Durables (1.2%)
American Greetings Corp. Class A	12,000	286,440
Blyth, Inc.	3,700	76,775
		363,215

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Mid-Cap Core Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Industrial Conglomerates (1.0%)
Teleflex, Inc.	4,700	$303,432
Insurance (7.3%)
American Financial Group, Inc.	1,800	64,638
Axis Capital Holdings, Ltd.	8,700	290,319
Brown & Brown, Inc.	3,000	84,630
Everest Re Group, Ltd.	1,700	166,787
First American Corp.	2,600	105,768
HCC Insurance Holdings, Inc.	14,900	478,141
PartnerRe, Ltd.	400	28,412
Protective Life Corp.	600	28,500
Reinsurance Group of America, Inc.	3,300	183,810
StanCorp Financial Group, Inc.	7,300	328,865
W.R. Berkley Corp.	13,800	476,238
		2,236,108
Internet Software & Services (1.6%)
Akamai Technologies, Inc.*	7,200	382,464
McAfee, Inc.*	4,200	119,196
		501,660
IT Consulting & Services (2.3%)
Acxiom Corp.	6,900	176,985
ManTech International Corp. Class A*	10,400	383,032
SRA International, Inc. Class A*	5,100	136,374
		696,391
Machinery (4.7%)
Gardner Denver, Inc.*	700	26,117
Harsco Corp.	3,900	296,790
Joy Global, Inc.	1,500	72,510
Kennametal, Inc.	1,000	58,850
Lincoln Electric Holdings, Inc.	5,700	344,394
Manitowoc Company, Inc.	1,000	59,430
Navistar International Corp.*	3,000	100,290
Oshkosh Truck Corp.	1,900	91,998
Terex Corp.*	400	25,832
Timken Co.	9,300	271,374
Trinity Industries, Inc.	2,100	73,920
		1,421,505
Marine (0.3%)
Overseas Shipholding Group, Inc.	1,700	95,710
Media (0.9%)
Echostar Communications Class A*	800	30,424
Scholastic Corp.*	6,600	236,544
		266,968
Metals & Mining (0.7%)
Carpenter Technology Corp.	600	61,512
Steel Dynamics, Inc.	4,400	142,780
		204,292

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Mid-Cap Core Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Multiline Retail (1.5%)
Dollar Tree Stores, Inc.*	15,600	$469,560
Oil & Gas (3.1%)
Forest Oil Corp.*	1,500	49,020
Newfield Exploration Co.*	7,900	363,005
Pioneer Natural Resources Co.	7,900	313,551
St. Mary Land & Exploration Co.	3,900	143,676
Todco*	1,900	64,923
		934,175
Paper & Forest Products (1.1%)
Potlatch Corp.	3,000	131,460
Rayonier, Inc.	4,700	192,935
		324,395
Pharmaceuticals (1.6%)
Endo Pharmaceuticals Holdings, Inc.*	4,300	118,594
Medicis Pharmaceutical Corp. Class A	7,200	252,936
Mylan Laboratories, Inc.	1,400	27,944
Sepracor, Inc.*	900	55,422
Valeant Pharmaceuticals International	1,800	31,032
		485,928
Real Estate (0.8%)
iStar Financial, Inc.	1,000	47,820
Jones Lang LaSalle, Inc.	500	46,085
Liberty Property Trust	1,200	58,968
New Century Financial Corp.	2,700	85,293
		238,166
Road & Rail (2.0%)
J.B. Hunt Transport Services, Inc.	2,800	58,156
Swift Transportation Company, Inc.*	3,600	94,572
Werner Enterprises, Inc.	12,300	215,004
YRC Worldwide, Inc.*	6,600	249,018
		616,750
Semiconductor Equipment & Products (3.4%)
Atmel Corp.*	11,100	67,155
Cree, Inc.*	6,100	105,652
Lam Research Corp.*	9,000	455,580
MEMC Electronic Materials, Inc.*	3,000	117,420
Micrel, Inc.*	6,400	68,992
Micron Technology, Inc.*	6,500	90,740
MPS Group, Inc.*	8,900	126,202
		1,031,741
Software (1.8%)
Cadence Design Systems, Inc.*	2,400	42,984
Cerner Corp.*	600	27,300
Mentor Graphics Corp.*	10,600	191,118

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Mid-Cap Core Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Software
National Instruments Corp.	4,400	$119,856
Synopsys, Inc.*	5,700	152,361
Wind River Systems, Inc.*	2,800	28,700
		562,319
Specialty Retail (6.5%)
Abercrombie & Fitch Co. Class A	3,000	208,890
Aeropostale, Inc.*	3,400	104,958
American Eagle Outfitters, Inc.	5,050	157,611
AnnTaylor Stores Corp.*	8,300	272,572
Barnes & Noble, Inc.	3,300	131,043
Charming Shoppes, Inc.*	23,500	317,955
PetSmart, Inc.	1,000	28,860
Rent-A-Center, Inc.*	16,200	478,062
Ross Stores, Inc.	6,100	178,730
United Rentals, Inc.*	4,100	104,263
		1,982,944
Tobacco (0.9%)
Loews Corp. Carolina Group	4,100	265,352
Wireless Telecommunication Services (0.8%)
Telephone and Data Systems, Inc.	4,700	255,351
TOTAL COMMON STOCKS (Cost $29,514,862)		29,695,056
	Par (000)
SHORT-TERM INVESTMENT (2.4%)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 1/02/07‡‡ (Cost $748,000)	$748	748,000
TOTAL INVESTMENTS AT VALUE (99.8%) (Cost $30,262,862)		30,443,056
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		53,272
NET ASSETS (100.0%)		$30,496,328

*  Non-income producing security.

‡‡  Collateral segregated for futures contracts.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Mid-Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value (Cost $30,262,862)	$30,443,056
Cash	12,019
Cash segregated at broker for futures contracts	112,000
Dividend and interest receivable	24,114
Prepaid expenses	1,064
Total Assets	30,592,253
Liabilities
Advisory fee payable (Note 3)	18,027
Administrative services fee payable (Note 3)	6,052
Variation margin payable (Note 2)	27,465
Other accrued expenses payable	44,381
Total Liabilities	95,925
Net Assets
Capital stock, $0.001 par value (Note 6)	2,269
Paid-in capital (Note 6)	36,656,301
Undistributed net investment income	4,159
Accumulated net realized loss on investments and futures contracts	(6,327,815)
Net unrealized appreciation from investments and futures contracts	161,414
Net Assets	$30,496,328
Shares outstanding	2,269,497
Net asset value, offering price, and redemption price per share	$13.44

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Mid-Cap Core Portfolio

Statement of Operations

For the Year Ended December 31, 2006

Investment Income (Note 2)
Dividends	$247,375
Interest	75,820
Securities lending	4,225
Total investment income	327,420
Expenses
Investment advisory fees (Note 3)	304,155
Administrative services fees (Note 3)	63,034
Printing fees (Note 3)	33,370
Legal fees	21,543
Audit and tax fees	18,446
Custodian fees	7,067
Insurance expense	3,682
Trustees' fees	2,997
Transfer agent fees	2,073
Commitment fees (Note 4)	897
Miscellaneous expense	6,023
Total expenses	463,287
Less: fees waived (Note 3)	(46,309)
Net expenses	416,978
Net investment loss	(89,558)
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized gain from investments	6,595,571
Net realized loss on futures contracts	(8,685)
Net change in unrealized appreciation (depreciation) from investments	(5,891,321)
Net change in unrealized appreciation (depreciation) from futures contracts	(18,780)
Net realized and unrealized gain from investments and futures contracts	676,785
Net increase in net assets resulting from operations	$587,227

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Mid-Cap Core Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment loss	$(89,558)	$(272,207)
Net realized gain from investments and futures contracts	6,586,886	4,952,683
Net change in unrealized appreciation (depreciation) from investments and futures contracts	(5,910,101)	(2,119,147)
Net increase in net assets resulting from operations	587,227	2,561,329
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	611,444	438,922
Net asset value of shares redeemed	(8,361,205)	(7,793,312)
Net decrease in net assets from capital share transactions	(7,749,761)	(7,354,390)
Net decrease in net assets	(7,162,534)	(4,793,061)
Net Assets
Beginning of year	37,658,862	42,451,923
End of year	$30,496,328	$37,658,862
Undistributed net investment income	$4,159	$—

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Mid-Cap Core Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$13.19	$12.33	$10.90	$7.60	$10.75
INVESTMENT OPERATIONS
Net investment loss	(0.04)	(0.10)	(0.11)	(0.08)	(0.08)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	0.29	0.96	1.54	3.38	(3.07)
Total from investment operations	0.25	0.86	1.43	3.30	(3.15)
Net asset value, end of year	$13.44	$13.19	$12.33	$10.90	$7.60
Total return[1]	1.90%	6.97%	13.12%	43.42%	(29.30)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$30,496	$37,659	$42,452	$41,569	$30,754
Ratio of expenses to average net assets	1.21%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets	(0.26)%	(0.70)%	(0.87)%	(0.90)%	(0.84)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.13%	0.12%	0.08%	0.14%	0.11%
Portfolio turnover rate	140%	95%	124%	73%	74%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Mid-Cap Core Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Mid-Cap Core Portfolio, is included in this report. The Portfolio is a diversified investment fund that seeks maximum capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995. Effective December 1, 2006, the name of Mid-Cap Core Portfolio was changed from Mid-Cap Growth Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

19

Credit Suisse Trust — Mid-Cap Core Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are

20

Credit Suisse Trust — Mid-Cap Core Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2006, the Portfolio had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Depreciation
S&P Mid 400 E Mini Index Futures	15	03/16/07	$1,235,730	$1,216,950	$(18,780)

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse – advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2006, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $257,267, of which $251,881 was rebated to borrowers (brokers). The Portfolio retained $4,225 in income from the cash collateral investment, and SSB, as lending agent, was paid $1,161. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

21

Credit Suisse Trust — Mid-Cap Core Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse was entitled to receive a fee from the Portfolio at an annual rate of 0.90% of the Portfolio's average daily net assets through November 30, 2006. Effective March 1, 2006, Credit Suisse agreed to voluntarily waive part of its investment advisory fee from 0.90% to 0.85%. Effective December 1, 2006, Credit Suisse agreed to change the investment advisory fee of the Portfolio from 0.90% to 0.70%. For the year ended December 31, 2006, investment advisory fees earned and voluntarily waived were $304,155 and $46,309, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $34,116.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $28,918.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $2,760 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and

22

Credit Suisse Trust — Mid-Cap Core Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 4. Line of Credit

syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, and during the year ended December 31, 2006, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $45,650,413 and $52,739,924, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Shares sold	45,845	34,637
Shares redeemed	(631,109)	(623,241)
Net decrease	(585,264)	(588,604)

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	95%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

23

Credit Suisse Trust — Mid-Cap Core Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to mark to market of futures contracts, unused capital loss carryforwards and return of capital on Real Estate Investment Trusts.

At December 31, 2006, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Accumulated net realized loss	(6,346,595)
Unrealized appreciation	184,353
$(6,162,242)

At December 31, 2006, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2009	2010
$2,280,705	$4,065,892

During the tax year ended December 31, 2006, the Portfolio utilized $6,538,357 of the capital loss carryforwards.

It is uncertain whether the Portfolio will be able to realize the full benefit of these losses prior to expiration.

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $30,258,703, $953,011, $(768,658) and $184,353, respectively.

At December 31, 2006, the Portfolio reclassified $93,717 to undistributed net investment income and $1,057 to accumulated net realized loss from paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses and dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents.

24

Credit Suisse Trust — Mid-Cap Core Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 8. Contingencies

The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

25

Credit Suisse Trust — Mid-Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Mid-Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Core Portfolio (formerly the Mid-Cap Growth Portfolio, hereafter referred to as the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

26

Credit Suisse Trust — Mid-Cap Core Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting on November 14-15, 2006, considered the following factors with respect to the Mid-Cap Core Portfolio (formerly the Mid Cap Growth Portfolio) (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee of 0.70% ("Contractual Advisory Fee") that will become effective on December 1, 2006, in connection with the Portfolio's change in investment strategy, in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for

27

Credit Suisse Trust — Mid-Cap Core Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

28

Credit Suisse Trust — Mid-Cap Core Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee is below the median in the Portfolio's Expense Group and the Board considered the fee to be reasonable.

•  The Portfolio's performance was below most of its peers in its Performance Group and Performance Universe for most of the periods reviewed. As a result of continued underperformance, and in view of the organizational realignment of Credit Suisse's asset management business and the potential impact of those changes on the Portfolio, the Board had approved changes in the investment strategies and portfolio management of the Portfolio to a quantitative strategies approach to be implemented by the Credit Suisse Quantitative Strategies Group. The quantitative strategies and Contractual Advisory Fee went into effect on December 1, 2006. The Board would continue to monitor steps taken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

29

Credit Suisse Trust — Mid-Cap Core Portfolio

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	37	Director of
Epoch Holding
Corporation (an
investment
management
and investment
advisory
services
company);
Director of The
Adams Express
Company (a
closed-end
Investment
company);
Director of
Petroleum and
Resources
Corporation (a
closed-end
investment
					company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Currently retired	31	None

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

30

Credit Suisse Trust — Mid-Cap Core Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

31

Credit Suisse Trust — Mid-Cap Core Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

3  Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

32

Credit Suisse Trust — Mid-Cap Core Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management
for Americas; Chief Executive Officer and President of
Federated Investment Advisory Companies from 2002 to
March 31, 2006; Chief Executive Officer and President of JP
Morgan Investment Management from April 1994 to
November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated
with Credit Suisse since July 2003; Associated with the law
firm of Willkie Farr & Gallagher LLP from 1998 to 2003;
Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

33

Credit Suisse Trust — Mid-Cap Core Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

34

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRMCC-AR-1206

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■  SMALL CAP CORE I PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Small Cap Core I Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 23, 2007

Dear Shareholder:

For the 12 months ended December 31, 2006, Credit Suisse Trust — Small Cap Core I Portfolio (the "Portfolio") had a gain of 4.77%, vs. an increase of 13.34% for the Russell 2000 Growth Index1 and a gain of 15.12% for the S&P SmallCap 600 Index (the "S&P 600").2

Market Review: Strong Growth Follows Reduced Oil Prices and Strong Corporate Earnings

For the 12-month period, global markets became more optimistic about risk. This was due to an abundance of liquidity in the financial system. Overall market volatility peaked in the spring, but ended the year roughly where it began, well below its 17-year historic average. Global equities, bonds, commodities, and real estate also rallied as a result of a more benign inflation outlook following a pause in interest rate hikes by the U.S. Federal Reserve in August, leaving the Fed Funds rate at 5.25%. Consequently, equity markets around the globe rebounded with the U.S. equity market, as measured by the S&P 500, gaining 15.79% for the year, while the S&P 600, a measure of small capitalization stocks, rose 15.12%.

Equity markets experienced a correction in late spring as short-lived worries about inflation grew and investor appetite for risk decreased temporarily. While concerns about the housing market still exist, reduced geopolitical risks, more bearable oil prices, and a robust corporate sector fueled strong growth in U.S. equity markets in the second half of 2006. On the macroeconomic front, real (inflation-adjusted) Gross Domestic Product (GDP) in the United States slowed in the third quarter as a result of still-subdued consumer spending and signs of a manufacturing slowdown combined with the increased drag from the deflation of the housing bubble. However, consumer confidence and home sales both rebounded in the fourth quarter.

In the small-cap S&P 600, telecommunications services stocks were the leading performers for 2006, returning 34.9% for the year. The materials and consumer staples economic sectors also posted strong returns, at 30.1% and 28.7%, respectively. Conversely, consumer discretionary (up 7.6%) and healthcare (up 8.5%) were the largest detractors to the performance of small caps overall.

Strategic Review and Outlook: Expecting Positives to Outweigh Negatives for 2007

For the year ended December 31, 2006, the Portfolio returned 4.77% as compared to 15.12% for the S&P 600.

While we believe the U.S. housing market is unlikely to rebound sharply, there is evidence that the market is stabilizing and that the potential spillover effect to

1

Credit Suisse Trust — Small Cap Core I Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

the general economy will be limited. Other indicators seem reasonably robust pointing to minimal risk of the U.S. economy slipping into recession in 2007. Inflation and short-term interest rates should remain greatly important as the Fed attempts to navigate its way to a "soft landing" for the U.S. economy. This is where the economy is weak enough to hold inflation in check but strong enough to keep employment and profits on a moderate growth path. Although inflation generally trended down in 2006, threats from the overall rate of economic expansion and the tightening labor market remain. The yield on the 10-year Treasury note fell through most of the latter half of the year to well below 5%. However, bond market participants now believe the Fed has finished tightening, with only a minor risk of future Fed easing.

While U.S. equity markets look a little stretched technically, we believe that positives should outweigh negatives in 2007 as long as geopolitical risks remain mitigated, oil prices stay off their August 2006 highs, corporate earnings growth remains robust, and the labor market remains accommodative. We anticipate, therefore, a good year for equity investors.

Effective December 1, 2006, the Portfolio's investment strategy changed to a quantitative approach. Securities are being selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The Portfolio was formerly known as Credit Suisse Trust — Small Cap Growth Portfolio. The name change became effective on December 1, 2006, coinciding with the change in the Portfolio's investment strategy. Also, the Credit Suisse Quantitative Strategies Group is now responsible for the day-to-day portfolio management of the Portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Finally, under the Portfolio's previous investment strategy, the portfolio considered a "small" company to be one whose market capitalization was within the range of capitalizations of companies in the Russell 2000® Index. Under the Portfolio's new investment strategy, the portfolio managers apply the proprietary quantitative models described above to companies that are represented in the S&P 600, as well as other companies with similar attributes and capitalizations to the companies in the S&P 600. Please see the prospectus for more information.

The Credit Suisse Quantitative Strategies Group

Joseph Cherian

William Weng

Todd Jablonski

2

Credit Suisse Trust — Small Cap Core I Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Because of the nature of the Portfolio's investments in special-situation, start-up and other small companies, an investment in the Portfolio may be more volatile and less liquid than investments in larger companies.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Small Cap Core I Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Small Cap Core I Portfolio and the Russell 2000®
Growth Index1 and the S&P SmallCap 600 Index2 for Ten Years.

4

Credit Suisse Trust — Small Cap Core I Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Average Annual Returns as of December 31, 2006

1 Year	5 Years	10 Years	Since Inception[3]
4.77%	2.17%	3.83%	6.54%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

2  The S&P SmallCap 600 Index is a market capitalization-weighted index composed of 600 stocks, including reinvestment of dividends that is generally considered representative of small-sized U.S. companies. Investors cannot invest directly in an index.

3  Inception Date: 6/30/95.

5

Credit Suisse Trust — Small Cap Core I Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Small Cap Core I Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,009.10
Expenses Paid per $1,000*	$5.52
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,019.71
Expenses Paid per $1,000*	$5.55
Annualized Expense Ratios*	1.09%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Small Cap Core I Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

8

Credit Suisse Trust — Small Cap Core I Portfolio

Schedule of Investments

December 31, 2006

	Number of Shares	Value
COMMON STOCKS (94.6%)
Aerospace & Defense (1.2%)
Aeroflex, Inc.*	47,200	$553,184
Armor Holdings, Inc.*§	55,500	3,044,175
Curtiss-Wright Corp.§	10,400	385,632
EDO Corp.§	42,600	1,011,324
		4,994,315
Airlines (1.1%)
Expressjet Holdings, Inc.*§	128,300	1,039,230
Skywest, Inc.§	133,300	3,400,483
		4,439,713
Auto Components (1.4%)
Accuride Corp.*§	319,300	3,595,318
American Axle & Manufacturing Holdings, Inc.§	115,100	2,185,749
		5,781,067
Banks (5.8%)
Boston Private Financial Holdings, Inc.§	17,500	493,675
Central Pacific Financial Corp.§	18,400	713,184
Chittenden Corp.§	27,800	853,182
East West Bancorp, Inc.§	63,200	2,238,544
First BanCorp.	64,300	612,779
First Midwest Bancorp, Inc.§	9,900	382,932
FirstFed Financial Corp.*§	74,100	4,962,477
Glacier Bancorp, Inc.§	15,600	381,264
Hanmi Financial Corp.§	27,100	610,563
Independent Bank Corp.§	16,300	412,227
Independent Bank Corp./MA§	39,100	1,408,773
Nara Bancorp, Inc.	20,500	428,860
Prosperity Bancshares, Inc.§	135,600	4,679,556
Signature Bank*	20,700	641,286
South Financial Group, Inc.§	14,100	374,919
Sterling Bancshares, Inc.§	84,750	1,103,445
SVB Financial Group*§	21,800	1,016,316
Umpqua Holdings Corp.§	31,600	929,988
Whitney Holding Corp.	51,500	1,679,930
		23,923,900
Biotechnology (1.1%)
Kendle International, Inc.*§	93,100	2,927,995
LifeCell Corp.*§	43,100	1,040,434
Viropharma, Inc.*§	23,900	349,896
		4,318,325
Building Products (1.3%)
Lamson & Sessions Co.*§	29,200	708,392
Lennox International, Inc.§	76,600	2,344,726
NCI Building Systems, Inc.*§	12,900	667,575
PGT, Inc.*§	112,500	1,423,125
		5,143,818

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Small Cap Core I Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Chemicals (1.2%)
Georgia Gulf Corp.§	116,000	$2,239,960
H.B. Fuller Co.	84,900	2,192,118
PolyOne Corp.*§	84,000	630,000
		5,062,078
Commercial Services & Supplies (4.9%)
Administaff, Inc.	8,800	376,376
Global Payments, Inc.§	22,500	1,041,750
Headwaters, Inc.*§	66,100	1,583,756
Heidrick & Struggles International, Inc.*	23,700	1,003,932
John H. Harland Co.	41,200	2,068,240
Kenexa Corp.*§	25,100	834,826
Labor Ready, Inc.*§	33,100	606,723
PeopleSupport, Inc.*	117,600	2,475,480
Tetra Tech, Inc.*§	69,100	1,250,019
Vertrue, Inc.*§	11,200	430,192
Viad Corp .	91,900	3,731,140
Watson Wyatt Worldwide, Inc. Class A§	107,200	4,840,080
		20,242,514
Commingled Fund (4.5%)
iShares Russell 2000 Growth Index Fund§	238,000	18,718,700
Communications Equipment (0.5%)
Comtech Telecommunications Corp.*§	37,500	1,427,625
Symmetricom, Inc.*§	50,000	446,000
		1,873,625
Computers & Peripherals (0.8%)
Komag, Inc.*§	89,800	3,401,624
Construction & Engineering (0.9%)
EMCOR Group, Inc.*	41,400	2,353,590
URS Corp.*	30,600	1,311,210
		3,664,800
Containers & Packaging (0.9%)
Greif, Inc. Class A§	32,200	3,812,480
Distributors (0.4%)
Core-Mark Holding Company, Inc.*§	42,100	1,408,245
Pool Corp.§	9,000	352,530
		1,760,775
Diversified Financials (2.9%)
ASTA Funding, Inc.§	15,600	474,864
Cash America International, Inc.	50,800	2,382,520
Investment Technology Group, Inc.*§	85,300	3,657,664
Piper Jaffray Companies, Inc.*§	6,200	403,930
Portfolio Recovery Associates, Inc.*§	24,800	1,157,912
SWS Group, Inc.§	42,400	1,513,680
World Acceptance Corp.*§	51,200	2,403,840
		11,994,410

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Small Cap Core I Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Diversified Telecommunication Services (0.8%)
Cbeyond, Inc.*§	66,700	$2,040,353
Eschelon Telecom, Inc.*§	66,800	1,323,308
		3,363,661
Electric Utilities (1.4%)
CH Energy Group, Inc.§	8,400	443,520
Cleco Corp.	62,300	1,571,829
El Paso Electric Co.*§	34,800	848,076
UIL Holdings Corp.	11,100	468,309
Unisource Energy Corp.§	61,600	2,250,248
		5,581,982
Electronic Equipment & Instruments (4.1%)
Anixter International, Inc.*§	39,100	2,123,130
Benchmark Electronics, Inc.*§	147,600	3,595,536
Itron, Inc.*§	44,400	2,301,696
Littelfuse, Inc.*§	46,100	1,469,668
Methode Electronics, Inc.	38,400	415,872
Roper Industries, Inc.§	47,000	2,361,280
Trimble Navigation, Ltd.*	19,000	963,870
Varian, Inc.*§	79,400	3,556,326
		16,787,378
Energy Equipment & Services (4.6%)
Allis-Chalmers Energy, Inc.*§	95,600	2,202,624
Atwood Oceanics, Inc.*§	16,900	827,593
Lone Star Technologies, Inc.*	7,100	343,711
Lufkin Industries, Inc.	36,500	2,119,920
Seacor Holdings, Inc.*§	57,900	5,740,206
TETRA Technologies, Inc.*§	94,200	2,409,636
UNIT CORP*	110,600	5,358,570
		19,002,260
Food & Drug Retailing (1.4%)
Longs Drug Stores Corp.	73,700	3,123,406
Nash Finch Co.§	42,300	1,154,790
Performance Food Group Co.*§	52,800	1,459,392
		5,737,588
Food Products (1.3%)
Corn Products International, Inc.§	100,600	3,474,724
Delta & Pine Land Co.	47,100	1,905,195
		5,379,919
Gas Utilities (2.5%)
Atmos Energy Corp.	62,100	1,981,611
Energen Corp.	59,300	2,783,542
Northwest Natural Gas Co.§	9,800	415,912
Petrohawk Energy Corp.*§	122,800	1,412,200
Southwest Gas Corp.§	44,100	1,692,117
UGI Corp.	76,700	2,092,376
		10,377,758

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Small Cap Core I Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Healthcare Equipment & Supplies (4.1%)
ArthroCare Corp.*§	89,400	$3,568,848
Immucor, Inc.*	16,000	467,680
LCA-Vision, Inc.§	10,500	360,780
Mentor Corp.§	86,100	4,207,707
Meridian Bioscience, Inc.§	149,500	3,667,235
Neurometrix, Inc.*	52,200	778,302
Noven Pharmaceuticals, Inc.*	40,900	1,040,905
Respironics, Inc.*	10,300	388,825
Surmodics, Inc.*§	43,100	1,341,272
The Cooper Companies, Inc.§	28,200	1,254,900
		17,076,454
Healthcare Providers & Services (3.3%)
Amedisys, Inc.*§	12,533	411,971
AMERIGROUP Corp.*	140,400	5,038,956
AmSurg Corp.*	42,100	968,300
Centene Corp.*§	14,100	346,437
Gentiva Health Services, Inc.*§	35,200	670,912
PAREXEL International Corp.*§	43,200	1,251,504
Psychiatric Solutions, Inc.*§	68,500	2,570,120
Sierra Health Services, Inc.*§	61,200	2,205,648
		13,463,848
Hotels, Restaurants & Leisure (3.3%)
CKE Restaurants, Inc.§	144,800	2,664,320
Live Nation, Inc.*§	79,900	1,789,760
Multimedia Games, Inc.*§	39,300	377,280
P.F. Chang's China Bistro, Inc.*§	71,300	2,736,494
Panera Bread Co. Class A*§	19,800	1,107,018
Papa John's International, Inc.*§	11,900	345,219
Rare Hospitality International, Inc.*§	76,300	2,512,559
Red Robin Gourmet Burgers, Inc.*§	44,200	1,584,570
WMS Industries, Inc.*§	14,600	508,956
		13,626,176
Household Durables (0.3%)
Toro Co.§	25,700	1,198,391
Household Products (0.1%)
WD-40 Co.	16,000	557,920
Industrial Conglomerates (0.9%)
Carlisle Companies, Inc.§	49,200	3,862,200
Insurance (4.4%)
Argonaut Group, Inc.*§	87,000	3,032,820
Delphi Financial Group, Inc. Class A§	32,900	1,331,134
Hanover Insurance Group, Inc.	68,900	3,362,320
Hilb Rogal and Hobbs Co.§	32,600	1,373,112
Max Re Capital, Ltd.	15,400	382,228

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Small Cap Core I Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Insurance
Philadelphia Consolidated Holding Corp.*§	59,800	$2,664,688
ProAssurance Corp.*§	21,400	1,068,288
Safety Insurance Group, Inc.§	17,300	877,283
Selective Insurance Group, Inc.	20,800	1,191,632
Tower Group, Inc.	89,600	2,783,872
		18,067,377
Internet & Catalog Retail (0.9%)
Insight Enterprises, Inc.*§	68,900	1,300,143
Nutri/System, Inc.*§	30,100	1,908,039
School Specialty, Inc.*§	12,300	461,127
		3,669,309
Internet Software & Services (1.9%)
Allscripts Heathcare Solutions, Inc.*§	92,556	2,498,086
Digital River, Inc.*§	29,600	1,651,384
Infospace, Inc.*§	50,000	1,025,500
Knot, Inc.*§	13,400	351,616
United Online, Inc.§	93,600	1,243,008
ValueClick, Inc.*§	38,700	914,481
		7,684,075
IT Consulting & Services (0.2%)
Agilysys, Inc.§	24,000	401,760
SRA International, Inc. Class A*	22,500	601,650
		1,003,410
Leisure Equipment & Products (0.7%)
Jakks Pacific, Inc.*	43,200	943,488
RC2 Corp.*	30,700	1,350,800
Smith & Wesson Holding Corp.*§	59,900	619,366
		2,913,654
Machinery (4.2%)
Ceradyne, Inc.*§	79,800	4,508,700
Enpro Industries, Inc.*§	30,900	1,026,189
Gardner Denver, Inc.*§	96,000	3,581,760
IDEX Corp.§	35,400	1,678,314
Manitowoc Company, Inc.	64,900	3,857,007
Mueller Industries, Inc.	56,100	1,778,370
Navistar International Corp.*§	31,200	1,043,016
		17,473,356
Media (1.1%)
aQuantive, Inc.*§	129,300	3,188,538
Scholastic Corp.*§	11,000	394,240
Sonic Solutions*§	70,300	1,145,890
		4,728,668

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Small Cap Core I Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Metals & Mining (3.2%)
Carpenter Technology Corp.§	45,800	$4,695,416
Cleveland-Cliffs, Inc.§	66,300	3,211,572
Metal Management, Inc.§	47,400	1,794,090
Quanex Corp.§	101,500	3,510,885
		13,211,963
Multiline Retail (0.4%)
Bon-Ton Stores, Inc.§	49,400	1,711,710
Oil & Gas (3.6%)
Cimarex Energy Co.§	51,900	1,894,350
Comstock Resources, Inc.*§	96,400	2,994,184
EXCO Resources, Inc.*§	218,700	3,698,217
Forest Oil Corp.*	53,800	1,758,184
Frontier Oil Corp.§	70,400	2,023,296
Helix Energy Solutions Group, Inc.*§	34,300	1,075,991
Swift Energy Co.*§	7,300	327,113
Western Refining, Inc.§	37,900	964,934
		14,736,269
Paper & Forest Products (0.4%)
Potlatch Corp.§	36,300	1,590,666
Pharmaceuticals (1.4%)
Adams Respiratory Therapeutics, Inc.*§	45,300	1,848,693
Alpharma, Inc. Class A*§	85,100	2,050,910
Sciele Pharma, Inc.*§	81,200	1,948,800
		5,848,403
Real Estate (2.8%)
Arbor Realty Trust, Inc.§	21,000	631,890
BioMed Realty Trust, Inc.	14,200	406,120
Colonial Properties Trust	45,400	2,128,352
DiamondRock Hospitality Co.	83,000	1,494,830
Entertainment Properties Trust§	26,500	1,548,660
Innkeepers USA Trust§	57,600	892,800
Lexington Realty Trust	61,700	1,383,314
MFA Mortgage Investments, Inc.	88,800	682,872
National Health Investors, Inc.§	13,000	429,000
Williams Scotsman International, Inc.*§	109,400	2,146,428
		11,744,266
Road & Rail (0.8%)
Arkansas Best Corp.§	92,500	3,330,000
Semiconductor Equipment & Products (3.8%)
Advanced Energy Industries, Inc.*§	44,200	834,054
Cabot Microelectronics Corp.*§	15,200	515,888
Diodes, Inc.*§	81,300	2,884,524
ON Semiconductor Corp.*§	330,600	2,502,642
Photronics, Inc.*§	88,500	1,446,090

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Small Cap Core I Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Semiconductor Equipment & Products
Tessera Technologies, Inc.*§	93,800	$3,783,892
Varian Semiconductor Equipment Associates, Inc.*§	80,000	3,641,600
		15,608,690
Software (2.2%)
Cerner Corp.*§	45,300	2,061,150
Dendrite International, Inc.*	53,800	576,198
Inter-Tel, Inc.§	44,700	990,552
Manhattan Associates, Inc.*	43,200	1,299,456
Progress Software Corp.*§	40,600	1,133,958
Quality Systems, Inc.§	29,100	1,084,557
TradeStation Group, Inc.*	133,600	1,837,000
		8,982,871
Specialty Retail (3.6%)
Aaron Rents, Inc.	52,900	1,522,462
Building Materials Holding Corp.§	63,600	1,570,284
Charming Shoppes, Inc.*§	27,200	368,016
Children's Place Retail Stores, Inc.*§	32,500	2,064,400
Christopher & Banks Corp.§	82,500	1,539,450
DSW, Inc. Class A*§	61,000	2,352,770
Guitar Center, Inc.*§	18,200	827,372
Men's Wearhouse, Inc.	33,400	1,277,884
Select Comfort Corp.*§	87,300	1,518,147
Sonic Automotive, Inc. Class A§	18,900	548,856
Stage Stores, Inc.§	18,300	556,137
Tween Brands, Inc.*§	20,600	822,558
		14,968,336
Textiles & Apparel (1.9%)
Deckers Outdoor Corp.*§	47,400	2,841,630
K-Swiss, Inc. Class A§	42,100	1,294,154
Warnaco Group, Inc.*	138,800	3,522,744
Wolverine World Wide, Inc.§	12,600	359,352
		8,017,880
Tobacco (0.1%)
Schweitzer-Mauduit International, Inc.§	17,800	463,690
TOTAL COMMON STOCKS (Cost $385,787,735)		390,902,272
WARRANTS (0.0%)
Chemicals (0.0%)
Pacific Ethanol, Inc., strike price $31.55, expires 02/28/07* (Cost $0)	98,199	0

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Small Cap Core I Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
SHORT-TERM INVESTMENTS (33.4%)
State Street Navigator Prime Portfolio§§	117,170,355	$117,170,355
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 4.100%, 1/02/07‡‡	$21,048	21,048,000
TOTAL SHORT-TERM INVESTMENTS (Cost $138,218,355)		138,218,355
TOTAL INVESTMENTS AT VALUE (128.0%) (Cost $524,006,090)		529,120,627
LIABILITIES IN EXCESS OF OTHER ASSETS (-28.0%)		(115,785,365)
NET ASSETS (100.0%)		$413,335,262

*  Non-income producing security.

§  Security or a portion thereof is on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

‡‡  Collateral segregated for futures contracts.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Small Cap Core I Portfolio

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value, including collateral for securities on loan of $117,170,355 (Cost $524,006,090) (Note 2)	$529,120,627[1]
Cash	663
Cash segregated at broker for futures contracts	1,600,000
Dividend and interest receivable	282,270
Receivable for portfolio shares sold	790
Prepaid expenses and other assets	25,681
Total Assets	531,030,031
Liabilities
Advisory fee payable (Note 3)	250,132
Administrative services fee payable (Note 3)	61,381
Payable upon return of securities loaned (Note 2)	117,170,355
Variation margin payable	81,247
Payable for portfolio shares redeemed	327
Other accrued expenses payable	131,327
Total Liabilities	117,694,769
Net Assets
Capital stock, $0.001 par value (Note 6)	26,501
Paid-in capital (Note 6)	486,586,937
Undistributed net investment income	755
Accumulated net realized loss on investments and futures transactions	(78,371,868)
Net unrealized appreciation from investments and futures transactions	5,092,937
Net Assets	$413,335,262
Shares outstanding	26,500,978
Net asset value, offering price and redemption price per share	$15.60

1  Including $114,471,483 of securities on loan.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Small Cap Core I Portfolio

Statement of Operations

For the Year Ended December 31, 2006

Investment Income (Note 2)
Dividends	$819,646
Interest	502,838
Securities lending	486,612
Foreign taxes withheld	(450)
Total investment income	1,808,646
Expenses
Investment advisory fees (Note 3)	4,427,559
Administrative services fees (Note 3)	749,401
Printing fees (Note 3)	173,264
Audit and tax fees	57,860
Custodian fees	50,509
Insurance expense	43,188
Legal fees	22,238
Commitment fees (Note 4)	12,793
Transfer agent fees	6,123
Trustees' fees	2,997
Interest expense (Note 4)	1,836
Miscellaneous expense	16,508
Total expenses	5,564,276
Net investment loss	(3,755,630)
Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	50,761,742
Net realized loss on futures contracts	(59,647)
Net change in unrealized appreciation (depreciation) from investments	(23,461,708)
Net change in unrealized appreciation (depreciation) from futures transactions	(21,600)
Net realized and unrealized gain (loss) from investments	27,218,787
Net increase in net assets resulting from operations	$23,463,157

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Small Cap Core I Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment loss	$(3,755,630)	$(5,406,158)
Net realized gain on investments and futures contracts	50,702,095	68,108,464
Net change in unrealized appreciation (depreciation) from investments and futures contracts	(23,483,308)	(83,839,851)
Net increase (decrease) in net assets resulting from operations	23,463,157	(21,137,545)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	13,448,844	14,297,997
Net asset value of shares redeemed	(180,953,431)	(202,887,845)
Net decrease in net assets from capital share transactions	(167,504,587)	(188,589,848)
Net decrease in net assets	(144,041,430)	(209,727,393)
Net Assets
Beginning of year	557,376,692	767,104,085
End of year	$413,335,262	$557,376,692
Undistributed net investment income	$755	$—

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Small Cap Core I Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$14.89	$15.30	$13.80	$9.29	$14.01
INVESTMENT OPERATIONS
Net investment loss	(0.14)	(0.14)	(0.14)	(0.10)	(0.11)
Net gain (loss) on investments (both realized and unrealized)	0.85	(0.27)	1.64	4.61	(4.61)
Total from investment operations	0.71	(0.41)	1.50	4.51	(4.72)
Net asset value, end of year	$15.60	$14.89	$15.30	$13.80	$9.29
Total return[1]	4.77%	(2.68)%	10.87%	48.55%	(33.69)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$413,335	$557,377	$767,104	$775,347	$501,613
Ratio of expenses to average net assets	1.11%	1.14%	1.10%	1.12%	1.14%
Ratio of net investment loss to average net assets	(0.75)%	(0.84)%	(0.92)%	(0.97)%	(0.94)%
Portfolio turnover rate	208%	82%	99%	76%	69%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Small Cap Core I Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Small Cap Core I Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital growth. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995. Effective December 1, 2006, the name of Small Cap Core I Portfolio was changed from Small Cap Growth Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When

21

Credit Suisse Trust — Small Cap Core I Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or pledge U.S. Government

22

Credit Suisse Trust — Small Cap Core I Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2006, the Portfolio had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Depreciation
Russell Mini 2000 Index Futures	50	03/16/07	$3,996,100	$3,974,500	$(21,600)

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2006, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $5,862,617, of which $5,262,649 was rebated to borrowers (brokers). The Portfolio retained $486,612 in income from the cash collateral investment, and SSB, as lending agent, was paid $113,356. The Portfolio may also be entitled to certain minimum amounts of

23

Credit Suisse Trust — Small Cap Core I Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

income from its securities lending activities. Securities lending income is accrued as earned.

I) OTHER — The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse was entitled to receive a fee from the Portfolio at an annual rate of 0.90% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, Credit Suisse agreed to change the investment advisory fee of the Portfolio from 0.90% to 0.70%. For the year ended December 31, 2006, investment advisory fees earned were $4,427,559.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $496,318.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $253,083.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $4,237 for its services to the Portfolio.

24

Credit Suisse Trust — Small Cap Core I Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2006, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$6,009,500	5.500%	$7,003,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $1,016,703,377 and $1,190,832,104, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Shares sold	819,680	960,940
Shares redeemed	(11,749,498)	(13,667,854)
Net decrease	(10,929,818)	(12,706,914)

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
3	84%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

25

Credit Suisse Trust — Small Cap Core I Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, unused capital loss carryforwards, dividends received from Real Estate Investment Trusts and mark to market on futures contracts.

At December 31, 2006, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Accumulated net realized loss	$(78,232,847)
Unrealized appreciation	4,954,671
$(73,278,176)

At December 31, 2006, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011
$72,974,660	$5,258,187

During the tax year ended December 31, 2006, the Portfolio utilized $47,386,124 of the capital loss carryforwards.

It is uncertain that the Portfolio will realize the full benefit of these losses prior to expiration.

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $524,165,956, $15,757,509, ($10,802,838) and $4,954,671, respectively.

At December 31, 2006, the Portfolio reclassified $3,756,385 to net investment loss and $19,242 to accumulated net realized loss from investments, adjusting paid in capital for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses and dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

26

Credit Suisse Trust — Small Cap Core I Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

27

Credit Suisse Trust — Small Cap Core I Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Small Cap Core I Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Core I Portfolio (formerly the Small Cap Growth Portfolio, hereafter referred to as the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

28

Credit Suisse Trust — Small Cap Core I Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting on November 14-15, 2006, considered the following factors with respect to the Small Cap Core I Portfolio (formerly the Small Cap Growth Portfolio) (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee of 0.70% ("Contractual Advisory Fee") that will become effective on December 1, 2006 in connection with the Portfolio's change in investment strategy, in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for

29

Credit Suisse Trust — Small Cap Core I Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether the breakpoints in the Portfolio's current and new advisory fee structure were appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

30

Credit Suisse Trust — Small Cap Core I Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee is at the low end in the Portfolio's Expense Group and the Board considered the fee to be reasonable.

•  The Portfolio's performance was below most of its peers in its Performance Group and Performance Universe for most of the periods reviewed. As a result of continued underperformance, and in view of the organizational realignment of Credit Suisse's asset management business and the potential impact of those changes on the Portfolio, the Board had approved changes in the investment strategies and portfolio management of the Portfolio to a quantitative strategies approach to be implemented by the Credit Suisse Quantitative Strategies Group. The quantitative strategies and Contractual Advisory Fee went into effect on December 1, 2006. The Board would continue to monitor steps taken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the amount of the Contractual Advisory Fee, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

31

Credit Suisse Trust — Small Cap Core I Portfolio

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	37	Director of Epoch Holding
Corporation
(an investment
management and investment
advisory services
company);
Director of The
Adams Express Company
(a closed-end Investment
company); Director of
Petroleum and
Resources Corporation
(a closed-end investment
					company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since 1999	Currently retired	31	None

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

32

Credit Suisse Trust — Small Cap Core I Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

33

Credit Suisse Trust — Small Cap Core I Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

3    Mr. Kenneally is a Trustee who is an "interested person" of the Fund as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

34

Credit Suisse Trust — Small Cap Core I Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset
Management for Americas; Chief Executive Officer
and President of Federated Investment Advisory
Companies from 2002 to March 31, 2006;
Chief Executive Officer and President of JP Morgan
Investment Management from April 1994
to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer, since 2006; Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse;
Associated with Credit Suisse since
July 2003; Associated with the law
firm of Willkie Farr & Gallagher
LLP from 1998 to 2003; Officer of other
Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

35

Credit Suisse Trust — Small Cap Core I Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

36

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRSCC I-AR-1206

CREDIT SUISSE FUNDS

Annual Report

December 31, 2006

CREDIT SUISSE TRUST
■  SMALL CAP CORE II PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Ave., New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2006; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Small Cap Core II Portfolio

Annual Investment Adviser's Report

December 31, 2006 (unaudited)

January 17, 2007

Dear Shareholder:

For the 12 months ended December 31, 2006, Credit Suisse Trust — Small Cap Core II Portfolio1 (the "Portfolio") had a gain of 12.26%, vs. an increase of 18.37% for the Russell 2000 Index,2 a gain of 23.48% for the Russell 2000 Value Index,3 and a gain of 15.12% for the Standard & Poor's SmallCap 600 Index ("S&P 600").4

Market Review: Strong Growth Follows Reduced Oil Prices and Strong Corporate Earnings

For the 12-month period, global markets became more optimistic about risk. This was due to an abundance of liquidity in the financial system. Overall market volatility peaked in the spring, but ended the year roughly where it began, well below its 17-year historic average. Global equities, bonds, commodities, and real estate also rallied as a result of a more benign inflation outlook following a pause in interest rate hikes by the U.S. Federal Reserve in August, leaving the Fed Funds rate at 5.25%. Consequently, equity markets around the globe rebounded with the U.S. equity market, as measured by the S&P 500, gaining 15.79% for the year, while the S&P 600 rose 15.12%, the Russell 2000 Index increased 18.37%, and the Russell 2000 Value Index gained 23.48%.

Equity markets experienced a correction in late spring as short-lived worries about inflation grew and investor appetite for risk decreased temporarily. While concerns about the housing market still exist, reduced geopolitical risks, more bearable oil prices, and a robust corporate sector fueled strong growth in U.S. equity markets in the second half of 2006. On the macroeconomic front, real (inflation-adjusted) Gross Domestic Product (GDP) in the United States slowed in the third quarter as a result of still-subdued consumer spending and signs of a manufacturing slowdown combined with the increased drag from the deflation of the housing bubble. However, consumer confidence and home sales both rebounded in the fourth quarter.

In the small-cap S&P 600, telecommunications services stocks were the leading performers for 2006, returning 34.9% for the year. The materials and consumer staples economic sectors also posted strong returns, at 30.1% and 28.7%, respectively. Conversely, consumer discretionary (up 7.6%) and healthcare (up 8.5%) were the largest detractors to the performance of small caps overall.

Strategic Review and Outlook: Expecting Positives to Outweigh Negatives for 2007

While we believe the U.S. housing market is unlikely to rebound sharply, there is evidence that the market is stabilizing and that the potential spillover effect to

1

Credit Suisse Trust — Small Cap Core II Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

the general economy will be limited. Other indicators seem reasonably robust pointing to minimal risk of the U.S. economy slipping into recession in 2007. Inflation and short-term interest rates should remain greatly important as the Fed attempts to navigate its way to a "soft landing" for the U.S. economy. This is where the economy is weak enough to hold inflation in check but strong enough to keep employment and profits on a moderate growth path. Although inflation generally trended down in 2006, threats from the overall rate of economic expansion and the tightening labor market remain. The yield on the 10-year Treasury note fell through most of the latter half of the year to well below 5%. However, bond market participants now believe the Fed has finished tightening, with only a minor risk of future Fed easing.

While U.S. equity markets look a little stretched technically, we believe that positives should outweigh negatives in 2007 as long as geopolitical risks remain mitigated, oil prices stay off their August 2006 highs, corporate earnings growth remains robust, and the labor market remains accommodative. We anticipate, therefore, a good year for equity investors.

Effective December 1, 2006, the Portfolio's investment strategy changed to a quantitative approach. Securities are being selected using proprietary quantitative stock selection models rather than the more traditional fundamental analysis approach. The Portfolio was formerly known as Credit Suisse Trust — Small Cap Value Portfolio. The name change also became effective on December 1, 2006, coinciding with the change in the fund's investment strategy. Also, the Credit Suisse Quantitative Strategies Group is now responsible for the day-to-day portfolio management of the Portfolio. The group currently consists of Joseph Cherian, William Weng and Todd Jablonski. Finally, under the Portfolio's previous investment strategy, the Portfolio considered a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000® Index. Under the portfolio's new investment strategy, the portfolio managers apply the proprietary quantitative models described above to companies that are represented in the S&P 600, as well as other companies with similar attributes and capitalizations to the companies in the S&P 600. Please see the prospectus for more information.

The Credit Suisse Quantitative Strategies Group

Joseph Cherian

William Weng

Todd Jablonski

2

Credit Suisse Trust — Small Cap Core II Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Because of the nature of the Portfolio's investments in special-situation, start-up and other small companies, an investment in the Portfolio may be more volatile and less liquid than investments in larger companies.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Small Cap Core II Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust—Small Cap Core II Portfolio1, the
Russell 2000® Index2,5 the Russell 2000® Value Index3
and the S&P SmallCap 600 Index4 from Inception (11/30/01).

4

Credit Suisse Trust — Small Cap Core II Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Average Annual Returns as of December 31, 2006

1 Year	5 Years	Since Inception
12.26%	10.55%	11.63%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued any time.

2  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

3  The Russell 2000®Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

4  The S&P SmallCap 600 Index is a market capitalization-weighted index composed of 600 stocks, including reinvestment of dividends, that is generally considered representative of small-sized U.S. companies. Investors cannot invest directly in an index.

5  Performance for the benchmark is not available for the period beginning November 30, 2001 (commencement of operations). For that reason performance is shown for the period beginning December 1, 2001.

5

Credit Suisse Trust — Small Cap Core II Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2006.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Small Cap Core II Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2006

Actual Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,069.00
Expenses Paid per $1,000*	$6.73
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/06	$1,000.00
Ending Account Value 12/31/06	$1,018.70
Expenses Paid per $1,000*	$6.56
Annualized Expense Ratios*	1.29%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Small Cap Core II Portfolio

Annual Investment Adviser's Report (continued)

December 31, 2006 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

8

Credit Suisse Trust — Small Cap Core II Portfolio

Schedule of Investments

December 31, 2006

	Number of Shares	Value
COMMON STOCKS (96.8%)
Aerospace & Defense (0.9%)
Aeroflex, Inc.*	2,900	$33,988
Armor Holdings, Inc.*§	3,400	186,490
Curtiss-Wright Corp.§	600	22,248
		242,726
Airlines (1.2%)
Alaska Air Group, Inc.*	1,100	43,450
ExpressJet Holdings, Inc.*§	7,800	63,180
SkyWest, Inc.	8,100	206,631
		313,261
Auto Components (1.0%)
Accuride Corp.*§	14,600	164,396
American Axle & Manufacturing Holdings, Inc.§	4,300	81,657
		246,053
Banks (5.9%)
Boston Private Financial Holdings, Inc.§	1,100	31,031
Central Pacific Financial Corp.§	1,100	42,636
Chittenden Corp.	1,700	52,173
Downey Financial Corp.	300	21,774
East, West Bancorp, Inc.§	3,800	134,596
First BanCorp.	11,100	105,783
First Midwest Bancorp, Inc.§	600	23,208
FirstFed Financial Corp.*§	3,000	200,910
Glacier Bancorp, Inc.§	900	21,996
Hanmi Financial Corp.	7,900	177,987
Independent Bank Corp.§	1,000	25,290
Independent Bank Corp./MA	790	28,464
Nara Bancorp, Inc.§	1,200	25,104
Prosperity Bancshares, Inc.§	6,000	207,060
South Financial Group, Inc.§	900	23,931
Sterling Bancshares, Inc.§	5,100	66,402
SVB Financial Group*	900	41,958
TrustCo Bank Corp. NY	6,800	75,616
Umpqua Holdings Corp.§	1,900	55,917
Whitney Holding Corp.§	3,100	101,122
Wilshire Bancorp, Inc.	2,700	51,219
		1,514,177
Biotechnology (1.1%)
Digene Corp.*	500	23,960
Kendle International, Inc.*	5,700	179,265
ViroPharma, Inc.*	5,100	74,664
		277,889

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Small Cap Core II Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Building Products (1.3%)
Lamson & Sessions Co.*§	1,000	$24,260
Lennox International, Inc.	4,700	143,867
NCI Building Systems, Inc.*§	2,300	119,025
PW Eagle, Inc.	1,400	48,300
		335,452
Chemicals (1.5%)
Arch Chemicals, Inc.	2,500	83,275
Georgia Gulf Corp.§	7,100	137,101
H.B. Fuller Co.	5,200	134,264
PolyOne Corp.*	5,100	38,250
		392,890
Commercial Services & Supplies (4.9%)
Administaff, Inc.§	3,000	128,310
Consolidated Graphics, Inc.*	1,500	88,605
CPI Corp.	2,300	106,927
Global Payments, Inc.	2,000	92,600
Headwaters, Inc.*§	4,000	95,840
Heidrick & Struggles International, Inc.*§	3,200	135,552
John H. Harland Co.§	1,100	55,220
Labor Ready, Inc.*	8,000	146,640
Spherion Corp.*	3,300	24,519
Tetra Tech, Inc.*	1,400	25,326
Vertrue, Inc.*§	3,600	138,276
Viad Corp.	900	36,540
Watson Wyatt Worldwide, Inc. Class A§	4,430	200,014
		1,274,369
Communications Equipment (0.6%)
Comtech Telecommunications Corp.*§	2,300	87,561
Digi International, Inc.*	2,700	37,233
Symmetricom, Inc.*§	3,100	27,652
		152,446
Computers & Peripherals (0.8%)
Komag, Inc.*§	5,500	208,340
Construction & Engineering (0.9%)
EMCOR Group, Inc.*	2,500	142,125
URS Corp.*	1,900	81,415
		223,540
Construction Materials (0.1%)
Texas Industries, Inc.	400	25,692
Distributors (0.2%)
Core-Mark Holding Company, Inc.*	900	30,105
Pool Corp.§	500	19,585
		49,690

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Small Cap Core II Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Diversified Financials (3.0%)
Cash America International, Inc.§	3,100	$145,390
Investment Technology Group, Inc.*	3,000	128,640
Piper Jaffray Companies, Inc.*§	1,000	65,150
Portfolio Recovery Associates, Inc.*§	3,600	168,084
SWS Group, Inc.§	3,300	117,810
World Acceptance Corp.*	3,100	145,545
		770,619
Diversified Telecommunication Services (0.7%)
CT Communications, Inc.	5,600	128,352
Eschelon Telecom, Inc.*	2,800	55,468
		183,820
Electric Utilities (1.5%)
CH Energy Group, Inc.	500	26,400
Cleco Corp.	5,600	141,288
El Paso Electric Co.*	2,100	51,177
UIL Holdings Corp.§	700	29,533
Unisource Energy Corp.§	3,800	138,814
		387,212
Electrical Equipment (0.4%)
Acuity Brands, Inc.	2,000	104,080
Electronic Equipment & Instruments (4.8%)
Benchmark Electronics, Inc.*	9,000	219,240
Coherent, Inc.*	6,600	208,362
FLIR Systems, Inc.*	1,400	44,562
Global Imaging Systems, Inc.*	3,300	72,435
Intevac, Inc.*	1,000	25,950
Itron, Inc.*§	2,700	139,968
Littelfuse, Inc.*	2,800	89,264
Methode Electronics, Inc.§	8,900	96,387
Park Electrochemical Corp.	1,000	25,650
Rogers Corp.*	2,700	159,705
Technitrol, Inc.	1,700	40,613
Trimble Navigation, Ltd.*§	1,200	60,876
TTM Technologies, Inc.*	6,100	69,113
		1,252,125
Energy Equipment & Services (4.0%)
Atwood Oceanics, Inc.*§	3,400	166,498
Grey Wolf, Inc.*	18,700	128,282
Hercules Offshore, Inc.*	5,800	167,620
Lone Star Technologies, Inc.*	900	43,569
Lufkin Industries, Inc.§	2,200	127,776
SEACOR Holdings, Inc.*	2,100	208,194
Unit Corp.*	4,200	203,490
		1,045,429

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Small Cap Core II Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Food & Drug Retailing (2.0%)
Flowers Foods, Inc.	6,400	$172,736
Longs Drug Stores Corp.§	4,500	190,710
Nash Finch Co.§	2,600	70,980
Performance Food Group Co.*§	3,200	88,448
		522,874
Food Products (1.5%)
Corn Products International, Inc.§	6,100	210,694
Delta & Pine Land Co.	2,900	117,305
J & J Snack Foods Corp.	1,700	70,380
		398,379
Gas Utilities (2.4%)
Atmos Energy Corp.	4,600	146,786
Energen Corp.	3,600	168,984
Southwest Gas Corp.	2,700	103,599
UGI Corp.	7,500	204,600
		623,969
Healthcare Equipment & Supplies (4.9%)
ArthroCare Corp.*	5,500	219,560
Haemonetics Corp.*	2,800	126,056
Immucor, Inc.*	3,000	87,690
LCA-Vision, Inc.§	600	20,616
Mentor Corp.§	4,100	200,367
Meridian Bioscience, Inc.§	6,000	147,180
Noven Pharmaceuticals, Inc.*	2,500	63,625
Palomar Medical Technologies, Inc.*	500	25,335
Respironics, Inc.*	600	22,650
SurModics, Inc.*§	5,200	161,824
The Cooper Companies, Inc.§	1,700	75,650
Viasys Healthcare, Inc.*	3,700	102,934
		1,253,487
Healthcare Providers & Services (4.1%)
Amedisys, Inc.*	1,499	49,272
Amerigroup Corp.*	5,700	204,573
AMN Healthcare Services, Inc.*	2,700	74,358
AmSurg Corp.*	2,600	59,800
Centene Corp.*	3,900	95,823
Gentiva Health Services, Inc.*§	5,900	112,454
Healthspring, Inc.*	8,600	175,010
Molina Healthcare, Inc.*	1,900	61,769
PAREXEL International Corp.*§	2,600	75,322
Sierra Health Services, Inc.*	3,700	133,348
Sunrise Senior Living, Inc.*	900	27,648
		1,069,377

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Small Cap Core II Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Hotels, Restaurants & Leisure (3.6%)
CKE Restaurants, Inc.§	11,300	$207,920
Jack In the Box, Inc.*	2,300	140,392
Live Nation, Inc.*§	4,900	109,760
P.F. Chang's China Bistro, Inc.*§	4,300	165,034
Panera Bread Co. Class A*§	1,200	67,092
Papa John's International, Inc.*§	700	20,307
RARE Hospitality International, Inc.*§	4,700	154,771
Red Robin Gourmet Burgers, Inc.*§	700	25,095
WMS Industries, Inc.*§	900	31,374
		921,745
Household Durables (0.3%)
Toro Co.§	1,600	74,608
Household Products (0.1%)
WD-40 Co.	1,000	34,870
Industrial Conglomerates (0.2%)
Pioneer Companies, Inc.*	1,700	48,722
Insurance (4.8%)
Argonaut Group, Inc.*	4,900	170,814
Delphi Financial Group, Inc. Class A	5,100	206,346
Hilb Rogal and Hobbs Co.§	2,000	84,240
Max Re Capital, Ltd.	900	22,338
Philadelphia Consolidated Holding Corp.*	4,600	204,976
Phoenix Companies, Inc.	4,700	74,683
Presidential Life Corp.	1,200	26,340
ProAssurance Corp.*§	3,300	164,736
Safety Insurance Group, Inc.	4,000	202,840
Selective Insurance Group, Inc.	1,300	74,477
		1,231,790
Internet & Catalog Retail (0.4%)
Insight Enterprises, Inc.*§	4,200	79,254
School Specialty, Inc.*§	700	26,243
		105,497
Internet Software & Services (1.9%)
Allscripts Heathcare Solutions, Inc.*§	5,600	151,144
InfoSpace, Inc.*	3,100	63,581
United Online, Inc.	15,100	200,528
Websense, Inc.*	3,300	75,339
		490,592
IT Consulting & Services (0.4%)
CACI International, Inc. Class A*	400	22,600
SRA International, Inc. Class A*	1,000	26,740
Sykes Enterprises, Inc.*	3,700	65,268
		114,608

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Small Cap Core II Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Leisure Equipment & Products (0.6%)
JAKKS Pacific, Inc.*§	3,800	$82,992
RC2 Corp.*	1,900	83,600
		166,592
Machinery (5.4%)
Applied Industrial Technologies, Inc.	5,000	131,550
Astec Industries, Inc.*	700	24,570
Ceradyne, Inc.*§	3,600	203,400
EnPro Industries, Inc.*§	6,000	199,260
Freightcar America, Inc.	400	22,180
Gardner Denver, Inc.*§	5,900	220,129
IDEX Corp.	2,800	132,748
Manitowoc Company, Inc.	3,500	208,005
Mueller Industries, Inc.	3,400	107,780
Navistar International Corp.*§	4,400	147,092
		1,396,714
Media (0.5%)
Netflix, Inc.*	1,800	46,548
Scholastic Corp.*	700	25,088
Sonic Solutions*§	4,200	68,460
		140,096
Metals & Mining (3.6%)
Carpenter Technology Corp.	2,000	205,040
Chaparral Steel Co.	4,600	203,642
Cleveland-Cliffs, Inc.	4,000	193,760
Metal Management, Inc.	2,700	102,195
Quanex Corp.	6,200	214,458
		919,095
Oil & Gas (3.3%)
Cabot Oil & Gas Corp.	900	54,585
Cimarex Energy Co.§	3,200	116,800
Frontier Oil Corp.§	5,100	146,574
Helix Energy Solutions Group, Inc.*	2,900	90,973
St. Mary Land & Exploration Co.	5,600	206,304
Swift Energy Co.*§	4,500	201,645
Western Refining, Inc.§	1,600	40,736
		857,617
Personal Products (0.5%)
NBTY, Inc.*	3,100	128,867
Pharmaceuticals (1.4%)
Adams Respiratory Therapeutics, Inc.*§	900	36,729
Alpharma, Inc. Class A*	5,200	125,320
Sciele Pharma, Inc.*§	8,200	196,800
		358,849

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Small Cap Core II Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Real Estate (2.9%)
Arbor Realty Trust, Inc.§	1,300	$39,117
Cousins Properties, Inc.	5,900	208,093
Entertainment Properties Trust§	2,900	169,476
Innkeepers USA Trust	3,500	54,250
LTC Properties, Inc.	3,600	98,316
National Health Investors, Inc.	800	26,400
New Century Financial Corp.	3,200	101,088
Newkirk Realty Trust, Inc.	3,600	64,944
		761,684
Road & Rail (1.6%)
Arkansas Best Corp.	5,600	201,600
Heartland Express, Inc.	5,400	81,108
Knight Transportation, Inc.	5,500	93,775
Old Dominion Freight Line, Inc.*	1,100	26,477
		402,960
Semiconductor Equipment & Products (4.5%)
Advanced Energy Industries, Inc.*	5,900	111,333
Cabot Microelectronics Corp.*§	1,700	57,698
Cymer, Inc.*	2,700	118,665
Diodes, Inc.*§	5,000	177,400
MKS Instruments, Inc.*	9,100	205,478
ON Semiconductor Corp.*§	15,200	115,064
Photronics, Inc.*§	7,700	125,818
Supertex, Inc.*	600	23,550
Varian Semiconductor Equipment Associates, Inc.*§	4,900	223,048
		1,158,054
Software (3.5%)
Cerner Corp.*§	4,500	204,750
Dendrite International, Inc.*	3,300	35,343
EPIQ Systems, Inc.*	2,700	45,819
Inter-Tel, Inc.§	2,700	59,832
Manhattan Associates, Inc.*	1,200	36,096
Progress Software Corp.*	6,000	167,580
Quality Systems, Inc.§	1,800	67,086
SPSS, Inc.*	2,900	87,203
TradeStation Group, Inc.*	15,200	209,000
		912,709
Specialty Retail (5.0%)
Aaron Rents, Inc.§	3,200	92,096
Building Materials Holding Corp.§	3,900	96,291
Cato Corp. Class A	3,100	71,021
Charming Shoppes, Inc.*§	1,700	23,001
Children's Place Retail Stores, Inc.*§	2,000	127,040
Christopher & Banks Corp.§	5,000	93,300
Dress Barn, Inc.*	2,000	46,660

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Small Cap Core II Portfolio

Schedule of Investments (continued)

December 31, 2006

	Number of Shares	Value
COMMON STOCKS
Specialty Retail
Genesco, Inc.*	2,000	$74,600
Group 1 Automotive, Inc.	1,700	87,924
Guitar Center, Inc.*§	1,100	50,006
Gymboree Corp.*	3,600	137,376
Jos. A. Bank Clothiers, Inc.*	900	26,415
Men's Wearhouse, Inc.	2,700	103,302
Select Comfort Corp.*§	6,800	118,252
Sonic Automotive, Inc. Class A§	1,100	31,944
Stage Stores, Inc.	1,100	33,429
Tween Brands, Inc.*	2,000	79,860
		1,292,517
Textiles & Apparel (2.4%)
Crocs, Inc.*	1,500	64,800
Deckers Outdoor Corp.*	1,900	113,905
K-Swiss, Inc. Class A	4,300	132,182
Oxford Industries, Inc.	1,500	74,475
Phillips-Van Heusen Corp.	4,100	205,697
Wolverine World Wide, Inc.§	800	22,816
		613,875
Tobacco (0.2%)
Alliance One International, Inc.*	3,800	26,828
Schweitzer-Mauduit International, Inc.	1,100	28,655
		55,483
TOTAL COMMON STOCKS (Cost $24,808,484)		25,055,440
SHORT-TERM INVESTMENTS (29.9%)
State Street Navigator Prime Portfolio§§	5,998,450	5,998,450
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit 4.100%, 1/02/07 ‡‡	$1,726	1,726,000
TOTAL SHORT-TERM INVESTMENTS (Cost $7,724,450)		7,724,450
TOTAL INVESTMENTS AT VALUE (126.7%) (Cost $32,532,934)		32,779,890
LIABILITIES IN EXCESS OF OTHER ASSETS (-26.7%)		(6,906,444)
NET ASSETS (100.0%)		$25,873,446

*  Non-income producing security.

‡‡  Collateral segregated for futures contracts.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Small Cap Core II Portfolio

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments at value, including collateral for securities on loan of $5,998,450 (Cost $32,532,934) (Note 2)	$32,779,890[1]
Cash	733
Cash segregated at broker for futures contracts	100,000
Receivable for investments sold	8,394,459
Dividend and interest receivable	18,847
Prepaid expenses and other assets	1,643
Total Assets	41,295,572
Liabilities
Advisory fee payable (Note 3)	15,798
Administrative services fee payable (Note 3)	5,353
Payable for investments purchased	9,369,736
Payable upon return of securities loaned (Note 2)	5,998,450
Variation margin payable (Note 2)	5,014
Other accrued expenses payable	27,775
Total Liabilities	15,422,126
Net Assets
Capital stock, $0.001 par value (Note 6)	1,616
Paid-in capital (Note 6)	17,306,151
Undistributed net investment income	158,889
Accumulated net realized gain on investments	8,161,130
Net unrealized appreciation from investments	245,660
Net Assets	$25,873,446
Shares outstanding	1,615,996
Net asset value, offering price, and redemption price per share	$16.01

1  Including $5,858,931 of securities on loan.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Small Cap Core II Portfolio

Statement of Operations

For the Year Ended December 31, 2006

Investment Income (Note 2)
Dividends	$467,884
Interest	58,228
Securities lending	10,204
Total investment income	536,316
Expenses
Investment advisory fees (Note 3)	247,547
Administrative services fees (Note 3)	55,174
Legal fees	22,825
Audit and tax fees	17,751
Custodian fees	10,081
Printing fees (Note 3)	9,467
Trustees' fees	2,997
Insurance expense	2,947
Interest expense (Note 4)	2,551
Transfer agent fees	1,091
Commitment fees (Note 4)	767
Miscellaneous expense	4,618
Total expenses	377,816
Less: fees waived (Note 3)	(7,140)
Net expenses	370,676
Net investment income	165,640
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized gain from investments	8,303,719
Net realized loss on futures contracts	(3,718)
Net change in unrealized appreciation (depreciation) from investments	(5,294,484)
Net change in unrealized appreciation (depreciation) from futures contracts	(1,296)
Net realized and unrealized gain (loss) from investments and futures contracts	3,004,221
Net increase in net assets resulting from operations	$3,169,861

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Small Cap Core II Portfolio

Statements of Changes in Net Assets

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
From Operations
Net investment income	$165,640	$16,788
Net realized gain from investments and futures contracts	8,300,001	1,639,527
Net change in unrealized appreciation (depreciation) from investments and futures contracts	(5,295,780)	190,748
Net increase in net assets resulting from operations	3,169,861	1,847,063
From Distributions
Distributions from net realized gains	(1,761,226)	(1,011,410)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	296,186	10,109,700
Reinvestment of distributions	1,761,226	1,011,410
Net asset value of shares redeemed	(5,993,082)	(10,184,719)
Net increase (decrease) in net assets from capital share transactions	(3,935,670)	936,391
Net increase (decrease) in net assets	(2,527,035)	1,772,044
Net Assets
Beginning of year	28,400,481	26,628,437
End of year	$25,873,446	$28,400,481
Undistributed net investment income	$158,889	$22,943

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Small Cap Core II Portfolio

Financial Highlights

(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2006	2005	2004	2003	2002
Per share data
Net asset value, beginning of year	$15.16	$14.47	$12.02	$9.64	$10.60
INVESTMENT OPERATIONS
Net investment income (loss)	0.10	0.01	(0.01)	(0.01)	0.01
Net gain (loss) on investments and futures contracts (both realized and unrealized)	1.69	1.10	2.46	2.40	(0.97)
Total from investment operations	1.79	1.11	2.45	2.39	(0.96)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	—	—	(0.01)	(0.00)[1]
Distributions from net realized gains	(0.94)	(0.42)	—	—	—
Total dividends and distributions	(0.94)	(0.42)	—	(0.01)	(0.00)[1]
Net asset value, end of year	$16.01	$15.16	$14.47	$12.02	$9.64
Total return[2]	12.26%	7.67%	20.38%	24.76%	(9.06)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$25,873	$28,400	$26,628	$18,497	$9,184
Ratio of expenses to average net assets	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income (loss) to average net assets	0.57%	0.05%	(0.12)%	(0.02)%	0.11%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.02%	0.06%	0.31%	0.38%	0.84%
Portfolio turnover rate	159%	72%	45%	28%	14%

1  This amount represents less than $0.01 per share.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Small Cap Core II Portfolio

Notes to Financial Statements

December 31, 2006

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers nine managed investment portfolios of which one, the Small Cap Core II Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks a high level of growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995. Small Cap Core II Portfolio changed its name from Small Cap Value Portfolio effective December 1, 2006.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

21

Credit Suisse Trust — Small Cap Core II Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge

22

Credit Suisse Trust — Small Cap Core II Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 2. Significant Accounting Policies

U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2006, the Portfolio had the following open futures contracts:

Futures Contracts	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Depreciation
Russell E Mini 2000 Index Futures	3	03/16/07	$239,766	$238,470	$(1,296)

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2006, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $313,353, of which $300,994 was rebated to borrowers (brokers). The Portfolio retained $10,204 in income from the cash collateral investment, and SSB, as lending agent, was paid $2,155. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

23

Credit Suisse Trust — Small Cap Core II Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse was entitled to receive a fee, computed daily and payable monthly, from the Portfolio based on the following fee schedule through November 30, 2006:

Average Daily Net Assets	Annual Rate
First $100 million	0.875% of average daily net assets
Next $100 million	0.750% of average daily net assets
Over $200 million	0.500% of average daily net assets

Effective December 1, 2006, Credit Suisse agreed to change the investment advisory fee of the portfolio to the lower of 0.70% or the current tiered fee. For the year ended December 31, 2006, investment advisory fees earned and voluntarily waived for the Portfolio were $247,547 and $7,140, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2006. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI received a fee calculated at an annual rate of 0.10% of the Portfolio's average daily net assets through November 30, 2006. Effective December 1, 2006, the co-administrative fee was reduced to an annual rate of 0.09%. For the year ended December 31, 2006, co-administrative services fees earned by CSAMSI were $28,512.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2006, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $26,662.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2006, Merrill was paid $2,266 for its services to the Portfolio.

24

Credit Suisse Trust — Small Cap Core II Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2006, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2006, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$3,193,800	5.750%	$3,408,200

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) were $43,747,032 and $48,586,121 respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Shares sold	18,785	657,349
Shares issued in reinvestment of distributions	117,653	66,235
Shares redeemed	(394,316)	(689,979)
Net increase (decrease)	(257,878)	33,605

On December 31, 2006, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	100%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

25

Credit Suisse Trust — Small Cap Core II Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2006 and 2005, respectively, by the Portfolio were as follows:

Ordinary Income		Long–Term Capital Gain
2006	2005	2006	2005
$345,453	$387,358	$1,415,773	$624,052

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to futures contracts and dividends received from Real Estate Investment Trusts.

At December 31, 2006, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$2,111,314
Undistributed net realized gain	6,207,363
Unrealized appreciation	247,002
$8,565,679

At December 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $32,532,888, $747,950, $(500,948) and $247,002, respectively.

At December 31, 2006, the Portfolio reclassified $29,694 to accumulated net realized gain on investments from undistributed net investment income, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot

26

Credit Suisse Trust — Small Cap Core II Portfolio

Notes to Financial Statements (continued)

December 31, 2006

Note 8. Contingencies

be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a portfolio should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the portfolio has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

27

Credit Suisse Trust — Small Cap Core II Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Small Cap Core II Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Core II Portfolio (formerly the Small Cap Value Portfolio, hereafter referred to as the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 15, 2007

28

Credit Suisse Trust — Small Cap Core II Portfolio

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting on November 14-15, 2006, considered the following factors with respect to the Small Cap Core II Portfolio (formerly the Small Cap Value Portfolio) (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee that, effective December 1, 2006, will be assessed at the lower of (a) 0.70% of the Portfolio's average daily net assets or (b) 0.875% of average daily net assets up to $100 million, declining to 0.75% on the next $100 million and to 0.50% on assets in excess of $200 million ("Contractual Advisory Fee"), in connection with the Portfolio's change in investment strategy to become effective on that date, in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

29

Credit Suisse Trust — Small Cap Core II Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether the breakpoints in the Portfolio's current and new advisory fee structure were appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation

30

Credit Suisse Trust — Small Cap Core II Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The flat rate of 0.70% under the Contractual Advisory Fee would be the lowest in the Portfolio's Expense Group and the Board considered the fee to be reasonable.

•  The Portfolio's performance was below most of its peers in its Performance Group and Performance Universe for the periods reviewed. As a result of continued underperformance, and in view of the organizational realignment of Credit Suisse's asset management business and the potential impact of those changes on the Portfolio, the Board had approved changes in the investment strategies and portfolio management of the Portfolio to a quantitative strategies approach to be implemented by the Credit Suisse Quantitative Strategies Group. The quantitative strategies and Contractual Advisory Fee went into effect on December 1, 2006. The Board would continue to monitor steps taken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement is typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to cap fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure was considered reasonable.

31

Credit Suisse Trust — Small Cap Core II Portfolio

Board Approval of Advisory Agreement (unaudited) (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

32

Credit Suisse Trust — Small Cap Core II Portfolio

Information Concerning Trustees and Officers (unaudited)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	37	Director of Epoch Holding Corporation
(an investment management and investment advisory services company); Director of The Adams Express Company
					(a closed-end Investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Richard H. Francis c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 04/23/32	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Currently retired	31	None

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 Date of Birth: 10/29/46	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	30	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

33

Credit Suisse Trust — Small Cap Core II Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh 301 ICC Georgetown University Washington, DC 20057 Date of Birth: 02/11/37	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	30	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (on-line accounting service) from 1997 to 2001.	37	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[2] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 03/30/54	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	30	None

2  Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the 1940 Act, because he was an officer of Credit Suisse within the last two fiscal years.

.

34

Credit Suisse Trust — Small Cap Core II Portfolio

Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Keith M. Schappert Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 01/14/51	Chief Executive Officer and President	Since 2007	Executive Vice Chairman and Head of Asset Management for Americas; Chief Executive Officer and President of Federated Investment Advisory Companies from 2002 to March 31, 2006; Chief Executive Officer and President of JP Morgan Investment Management from April 1994 to November 2001.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

35

Credit Suisse Trust — Small Cap Core II Portfolio

Tax Information Letter

December 31, 2006 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate Shareholders should note for the year ended December 31, 2006, the percentage of the Fund's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 89.25%.

Important Tax Information for Shareholders

During the year ended December 31, 2006, the Portfolio declared $1,415,773 in dividends that were designated as long-term capital gain dividends.

36

Credit Suisse Trust — Small Cap Core II Portfolio

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

37

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRSCC II-AR-1206

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2006.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, Richard H. Francis and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit Fees	$162,775	$193,987
Audit-Related Fees(1)	$25,200	$29,205
Tax Fees(2)	$19,544	$22,635
All Other Fees	—	—
Total	$207,519	$245,827

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($25,200 for 2005 and $29,205 for 2006).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006.

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	$2,444,000	N/A
Total	$2,444,000	N/A

2

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006:

	2005	2006
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2005 and December 31, 2006 were $44,744 and $51,840, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	March 9, 2007

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 9, 2007

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